                            [LOGO] Heartland Funds
                         AMERICA'S VALUE INVESTOR/R/


                                 Value Report

                               December 31, 1998

                           Notes on value investing
                               for investors in
                                Heartland Funds

                                 Annual Report
                                to Shareholders

                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                                  Value Fund

                        U.S. Government Securities Fund

VALUE REPORT

[Photo of Bill Nasgovitz]

Dear
Fellow
Investor

As we enter 1999, we've discovered there are a large number of investors in our universe who wish they had never heard of value investing. While large growth stocks sparkled in 1998 and internet stocks truly took on a life of their own, investors in most value funds trailed the market badly.

The question that seems to be foremost in shareholders' minds is "What will you do differently in 1999 to assure good returns for the new year?" Our answer should be pleasing to all of you--we don't plan any changes to our value investment style, even though we can't make any promises about how long that style will stay out of favor.

I've been in this business for 31 years and managing mutual funds for the last 15 of them. The value parameters for investing we use have evolved over that period, many of them crystallizing during the 1973-74 bear market. I'm proud of the results we've posted since we started Heartland in 1982, and the clients who've been with us over the long-term have prospered.

But the very nature of value investing is such that there will be periods when our style is out of favor. The past couple of years have not been the first time Heartland customers have suffered from this. Those of you who were with us in 1990 will remember the extraordinarily difficult months leading up to the Persian Gulf war. Shareholders redeemed heavily and respected rating agencies like Morningstar slapped us with subpar grades.

So, we redoubled our emphasis on our value parameters, examined and reexamined every holding in our portfolios, and reminded our customers (and ourselves) again that value investing sometimes tests the patience of even the most understanding of us. Those who were patient were justly rewarded. Our Heartland Value Fund soared near the top of the rankings in the early '90s, the rating organizations loved us, and I found myself featured in most every major business publication in the country.

It would likely be imprudent to warrant that another similar inflection point is near at hand. But at the same time, I'd suggest to you that I can't recall a period where value stocks have been treated so poorly compared to their growth counterparts. Traditional growth favorites like Coca Cola and Gillette continue to trade at very high PEs despite uncertain earnings

VALUE REPORT

outlooks. Newer growth choices like Microsoft and Cisco have PEs approaching triple digits, and Internet plays like Amazon.com don't even have any "Es" on which to base a PE.

It's times like these when it's helpful to look at some long-term results. We ask that you pay careful attention to the three graphs displayed at right. You'll note that value stocks of all sizes (large, mid and small cap) have outperformed growth stocks since the mid 70s. Yes, there have been periods when value moves out of favor, and we've had to suffer through one of those periods the last couple of years. But as Willie Nelson once crooned "Nothing Lasts Forever But Forever." We can't be certain when value investing will reassert itself as the most fertile part of the market, but we believe it will and we hope you'll all still be with us when it does.

In the meantime, our investment team is taking the same approach as we did in 1990. We're paying strict attention to our value parameters, reexamining every holding (and carefully scrutinizing new prospects), and reminding ourselves that patience is an attribute of every great value investor. Our hunch is that this combination will pay off in 1999.

Sincerely,

/s/ William J. Nasgovitz
William J. Nasgovitz
President


Appreciation of $1 Invested in 1976

[line chart illustrating performance of an assumed investment of $1 in small cap value stock and small cap growth stocks beginning on 1/1/76 as follows:

             Value   Growth                 Value    Growth
01/01/76    $ 1.00    $1.00     12/31/88   $15.34    $ 9.51
12/31/78      2.04     2.15     12/31/90    13.87      9.87
12/31/80      3.56     4.58     12/31/92    26.30     16.69
12/31/82      5.78     6.09     12/31/94    31.53     18.61
12/31/84      8.61     6.89     12/31/96    50.43     28.55
12/31/86     12.87     9.18     12/31/98    59.12     33.21


[line chart illustrating performance of an assumed investment of $1 in mid-cap value stock and mid-cap growth stocks beginning on 1/1/76 as follows:

             Value   Growth                 Value    Growth
01/01/76    $1.00     $1.00     12/31/88   $ 9.75    $ 6.84
12/31/78     1.68      1.61     12/31/90     9.80      7.91
12/31/80     2.61      3.12     12/31/92    17.75     13.82
12/31/82     3.72      3.78     12/31/94    20.62     15.98
12/31/84     5.28      4.33     12/31/96    33.08     24.26
12/31/86     8.15      6.34     12/31/98    42.09     28.64


[line chart illustrating performance of an assumed investment of $1 in large cap value stock and large cap growth stocks beginning on 1/1/76 as follows:

             Value   Growth                 Value    Growth
01/01/76    $1.00     $1.00     12/31/88   $ 6.52    $ 3.50
12/31/78     1.39      1.18     12/31/90     7.86      4.50
12/31/80     2.08      2.11     12/31/92    10.77      6.80
12/31/82     2.51      1.95     12/31/94    12.39      7.21
12/31/84     3.36      2.19     12/31/96    21.69     11.83
12/31/86     5.28      3.04     12/31/98    34.08     21.27


Source: Prudential Securities, Inc. Prudential selects value stocks primarily based on low P/E ratios and growth stocks on historical and forecasted sales growth. Please note these graphs are for illustration only and do not represent the performance of any Heartland Fund. Also, they do not necessarily correlate exactly with Heartland's breakdown of market caps. The above data does not necessarily reflect performance in other historical periods. Past performance is not indicative of future results.

VALUE REPORT

[Photo of James P. Holmes]

James P. Holmes, CFA
 Portfolio Manager

"In the healthcare area, rather than buying high priced drug stocks, we've accumulated much more reasonably valued medical care companies that we believe have comparable long-term earnings growth rates."

Heartland Large Cap Value Fund

In 1998, the Heartland Large Cap Value Fund returned 1.7% compared to the S&P 500 Index's 28.6% gain. In the fourth quarter of 1998, the Fund returned 14.5% compared to the benchmark index's 21.3% gain. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 12.

In 1998's large cap stock market, the rich (high P/E stocks) got richer while the poor (low P/E stocks) languished. Led by a relative handful of mega-cap technology and pharmaceutical stocks, the S&P 500 posted its fourth consecutive year of double digit gains. However, many of its component companies did not participate. For instance, while the largest half of the S&P 500 had positive returns in 1998, the smaller half declined. This was not the kind of environment in which a value investor focusing on smaller companies in out-of-favor industries could compete.

The Fund's positions in the healthcare, insurance, and utilities sectors managed some decent gains. We think these industry groups, which are less sensitive to economic cycles, will perform significantly better as the economy slows in the year ahead. Our Latin American investments were punished due to fears that the region's currencies and economies are at risk. We expect Latin American economies to run into problems. However, our holdings are primarily in newly privatized telephone utilities and beverage companies, which we consider to be among the most recession resistant of all industry groups.

The Fund's performance shortfall is explained best not by what we owned, but by what we didn't own--namely high P/E technology and drug stocks. We can understand investor's infatuation with the leading companies in these two industry groups. The drug product cycle has been hot and Y2K problems have temporarily accelerated

                                                                    VALUE REPORT

technology purchases. However, we don't think long-term earnings growth trends justify the sky-high multiples the leaders in both groups now enjoy.

In the healthcare area, rather than buying high priced drug stocks, we've accumulated much more reasonably valued medical care companies that we believe have comparable longer term earnings growth rates. Let me give you an example.

The South Shall Rise Again

Healthsouth, that is. Healthsouth Corporation is a leading physical rehabilitation center operator in the U.S. This business is economically justifiable for companies and their insurers--it's much better to rehab an employee than to pay disability forever. New federal reimbursement guidelines have pinched margins and Healthsouth's earnings growth rate will likely come down from 30% to 15-20%. That is still an attractive growth rate for a stock that is trading at just 5.5 times cash flow, 14.0 times projected 1999 earnings, and at only 1.55 times book value. If Healthsouth's fundamentals don't prove to be as healthy as our forecasts, we may check out. However, presently we think the stock will help rehabilitate our performance.


[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Large Cap Value Fund and the S&P 500 index beginning on 10/11/96 inception date as follows:

                    Heartland Large
                    Cap Value Fund     S&P 500
10/11/96                $10,000        $10,000
12/31/96                 10,500         10,714
03/31/97                 10,660         11,002
06/30/97                 12,140         12,923
09/30/97                 13,270         13,891
12/31/97                 12,905         14,289
03/31/98                 14,542         16,283
06/30/98                 13,650         16,821
09/30/98                 11,468         15,148
12/31/98                 13,129         18,372

Legend in graph states that past performance is not predictive of future results.

A box below the graph states Average Annual Total
Returns as of 12/31/98 as follows:

1-YEAR               1.7%
since inception     13.0%]

On 12/31/98, the Fund held 31,400 shares of Healthsouth Corporation, valued at $484,738 and representing 6.1% of the Fund's net assets.

VALUE REPORT

                         Heartland Mid Cap Value Fund

In 1998, the Heartland Mid Cap Value Fund declined 8.0% compared to the S&P Mid Cap Index's 19.1% gain. In the fourth quarter of 1998, the Fund returned 5.8% compared to the benchmark index's 28.2% gain. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 13.

My recent analysis of the 1998 performance of mid-cap funds reveals two distinct trends: high P/E funds materially outperformed low P/E funds, and funds with high median market capitalizations significantly outperformed funds with small median market caps. The short and not so sweet of it is that we were penalized for being value investors with a bias toward smaller mid-cap companies in a year in which larger mid cap growth stocks enjoyed a distinct performance advantage.

Will things be different in 1999? We can't make any guarantees. However, the history of the equities market shows that valuations always regress to the mean. That's why Ben Graham and Thomas Dodd at the beginning of Security Analysis, their classic book on value investing, quoted Horace: "Many shall be restored that are now fallen and many shall fall that now are in honor." We continue to believe that over the long term, owning quality companies selling at low valuations will reward us.

Specific to the portfolio, REITs (real estate investment trusts) and energy services stocks were the biggest disappointments. Selected REITs now offer yields approximating 12% versus a historical industry average yield of around 6%. Commercial real estate occupancy rates remain high, new development is restrained, and unless we see a major recession in 1999, REIT cash flows, earnings, and dividends appear quite secure.


[Photo of Michael A. Berry, Ph.D.]

Michael A. Berry, Ph.D.
Portfolio Manager

"Everybody on Wall Street seems to believe oil will stay at $10 per barrel forever. However . . . the last time we saw such an overwhelming consensus was in the mid to late '70s, when the "experts" were unanimously projecting $60 per barrel."

                                                                    VALUE REPORT

Everybody on Wall Street seems to believe oil will stay at $10 per barrel forever. However, as a practicing contrarian, I think it's my duty to point out that the last time we saw such an overwhelming consensus was in the mid to late '70s, when the "experts" were unanimously projecting $60 per barrel. We believe the consensus is once again wrong and that oil and energy services stock prices will rebound strongly from their lows.

A Sterling Opportunity

We jump at the chance to buy quality technology companies trading at reasonable valuations. Sterling Software, Inc. provides customized applications management software to a lengthy list of blue chip clients and to the federal government. Although it could legitimately be classified as a growth stock, this stock is trading at a value oriented price/earnings ratio of 16.7 times our 1999 estimates. Sterling Software has no debt, $8.60 in cash per share, and is generating free cash. The company recently bought Texas Instruments' applications software business. We believe this will add to management's excellent acquisition record. If earnings disappoint we might sell our Sterling. But right now, we think its a shining investment opportunity.


On 12/31/98, the Fund held 36,350 shares of Sterling Software, Inc., valued at $983,722 and representing 2.8% of the Fund's net assets.


[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Mid Cap Value Fund and the S&P Mid Cap Index beginning on 10/11/96 inception date as follows:

              Heartland Mid       S&P Mid Cap
              Cap Value Fund         Index
10/11/96         $10,000            $10,000
12/31/96          10,660             10,562
03/31/97          10,680             10,405
06/30/97          12,100             11,934
09/30/97          13,420             13,853
12/31/97          13,094             13,969
03/31/98          15,021             15,508
06/30/98          14,273             15,175
09/30/98          11,393             12,980
12/31/98          12,053             16,639

Legend in graph states that Past performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/98 as follows:

1-year             -8.0%
Since inception     8.8%]

VALUE REPORT

HEARTLAND VALUE PLUS FUND

In 1998, the Heartland Value Plus Fund declined 10.8% compared to a 2.5% loss for the Russell 2000 Index. In the fourth quarter of 1998, the Fund returned 3.5% compared to the Russell 2000's 16.3% gain. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 14.

The Fund's disappointing results relative to its benchmark reflect the enormous performance disparity between value and growth stocks and between small and larger stocks within the small cap universe. Technology stocks with high P/Es and internet stocks with extremely high valuations were the primary drivers of the Russell 2000 and the Nasdaq indices. On average, micro cap stocks (capitalizations of $250 million or less) were down 24.48% in 1998. The Fund's value discipline and median market cap of $134 million put it squarely in the least productive segment of the market.

The Fund's convertible security and high yield bond positions, comprising approximately 20% of the Fund's 1998 portfolio, also disappointed. Generally, the attractive yields in these investments help support prices during market downturns. However, this year with global economic turmoil raising questions about corporate profitability and credit quality, many of our convertible and high yield bonds were hit hard in the third quarter. This has created some exceptional opportunities. We are taking advantage of what we believe to be decent credits of good companies now yielding an almost too good to be true 18-20%.

Today, the Fund's largest sector weightings are insurance, utilities, and REITs (real estate investment trusts). Utilities and insurance companies are less sensitive to the business cycle and, therefore, less vulnerable to the risk of an economic slowdown in 1999. In addition, rapid consolidation in both


[Photo of Bill Nasgovitz]

William J. Nasgovitz
Portfolio Co-Manager

[Photo of Pat Retzer]

Patrick J. Retzer, CPA
Portfolio Co-Manager

"We are taking advantage of what we believe to be decent credits of good companies now yielding an almost too good to be true 18-20%."

                                                                    VALUE REPORT

industries should provide a performance tailwind. REITs sold off in 1998 due to fears of overbuilding in the midst of a slowing economy. The capital market and credit crunch for commercial real estate developers has effectively limited the risk of overbuilding. We believe the economy will slow without negatively impacting REIT earnings and dividends. We are prepared for a very pleasant upside surprise for this currently depressed group.

Shopping for Value

Fleming Companies, Inc., the Fund's fifth largest position, is a leading Midwestern grocer and wholesale food distributor. The company is embarking on a massive restructuring under the leadership of a new, highly respected Chairman and CEO. The company will be remodeling older stores and opening new stores in those areas where Fleming's chains have leading market share. Fleming is also closing seven underutilized wholesale distribution centers. We believe Fleming can grow earnings from $1 to $3 per share in the next five years. The stock is now selling at just 1.8 times cash flow and 10.9 times depressed 1998 earnings. In our opinion, Fleming will either succeed on its own or attract a larger suitor that will help them. If we are wrong, we may shop elsewhere. But today, we think Fleming stock will be marked up in the year ahead.



On 12/31/98, the Fund held 700,000 shares of Fleming Companies, Inc., valued at $7,262,500 and representing 4.2% of the Fund's net assets.


[Line chart illustrating performance of an assumed investment of $10,000 in the Heartland Value Plus Fund and the Russell 2000 Index beginning on 10/26/93 inception date as follows:

                   Heartland
                Value Plus Fund    Russell 2000
10/26/93            $10,000           $10,000
12/31/94             10,001             9,962
12/31/95             12,441            12,796
12/31/96             16,646            14,905
12/31/97             21,740            18,238
12/31/98             19,396            17,774

Legend in graph states that Past performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/98 as follows:
1-year             -10.8%
5-year              13.0%
Since inception     13.6%]

VALUE REPORT

                             Heartland Value Fund

[PHOTO OF BILL NASGOVITZ]


William J. Nasgovitz
Portfolio Co-Manager


[PHOTO OF ERIC MILLER]

Eric J. Miller, CMA
Portfolio Co-Manager


"We are value investors, not speculators. Our discipline prevents us from gambling on sexy companies in hot industry groups."

In 1998, the Heartland Value Fund declined 11.5% compared to a 2.5% loss for the Russell 2000 Index. In the fourth quarter of 1998, the Fund returned 4.6% compared to the Russell 2000's 16.8% gain. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 15.

We are long-term value investors, not speculators. Our disciplined investment process results in a portfolio of underfollowed small companies with good growth prospects selling at bargain prices. You will not see us chase after the hot stocks and industry groups paying any price in hopes for short-term gains. Our bias towards smaller, and in our opinion, less efficiently priced companies resulted in a median market cap at December 31, 1998 for the Fund of $74 million as compared to a median market cap for the Russell 2000 of $430 million. These two factors alone--our value discipline and smaller company bias--are the single best explanation for the Fund's absolute and relative performance shortfall in a year in which high priced internet stocks and a small handful of larger cap, high P/E technology issues were really about the only big winners in the small cap segment of the market.

For the year, our utilities holdings (including telephone companies) posted respectable gains. Most other industry sectors declined. Our overweighting in energy and energy services companies caused the most damage to the portfolio. We don't think oil inventories are as excessive relative to demand as currently depressed oil prices would indicate. If OPEC can enforce some production discipline among its members and Asian economies begin to recover, the Wall Street consensus that oil will fall to $10 per barrel or lower for at least the next several years may prove to be as accurate as its equally strong consensus for $60 per barrel 20 years ago. We expect this beaten down group to energize our portfolio in the year ahead.

Our healthcare investments also disappointed. HMOs and other medical care company stocks were restrained

                                                                    VALUE REPORT



due to uncertainty over the impact of new federal reimbursement guidelines. This cloud is starting to lift, and we think some of the healthcare bargains in the portfolio will take off in the year ahead.

Home Improvement

Beverly Enterprises, Inc. owns and operates more than 500 nursing homes nationwide, making it the largest publicly-traded company in the industry. It owns 75% of its nursing homes outright with no mortgages, and has one of the lowest debt-to-total capital ratios in the business. The nursing home group has been under pressure due to changes in federal reimbursement guidelines. Beverly is now operating under these new guide-lines and is still making good money. We are looking for $0.78 in earnings this year, growing to $0.84 in 1999. Beverly stock, which in 1998 went from over $16 down to $5.25, now trades at 2.6 times cash flow, 8.0 times our 1999 earnings estimates, at just 25% of sales, and at a discount to its $7+ per share tangible book value. The company has authorized a 20 million share repurchase program, nearly 20% of its total shares. Clearly, management shares our view that the stock is significantly undervalued. If fundamentals disappoint, we will reappraise our position. But for the time being, this healthcare bargain has a home in our portfolio.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Value Fund and the Russell 2000 Index beginning on 12/31/88 as follows:

                 Heartland Value Fund            Russell 2000
12/31/88               $10,000                      $10,000
12/31/89                10,657                       11,624
12/31/90                 8,836                        9,356
12/31/91                13,196                       13,664
12/31/92                18,802                       16,181
12/31/93                22,331                       19,240
12/31/94                22,713                       18,891
12/31/95                29,482                       24,261
12/31/96                35,670                       28,262
12/31/97                43,942                       34,581
12/31/98                38,906                       33,700

Legend in graph states that past performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/98 as follows:

1-year                        -11.5%
5-year                         11.7%
10-year                        14.6%
SINCE INCEPTION (12/28/84)     15.0%]


On 12/31/98, the Fund held 2,000,000 shares of Beverly Enterprises, Inc., valued at $13,500,000 and representing 0.9% of the Fund's net assets.

VALUE REPORT


                   Heartland U.S. Government Securities Fund

[PHOTO OF PAT RETZER]

Patrick J. Retzer, CPA
Portfolio Co-Manager

[PHOTO OF LARRY PAVELEC]

Lawrence J. Pavelec
Portfolio Co-Manager


"Value often appears in the wake of panic and fear."


In 1998, the Fund returned 8.1% versus 7.9% for the Lipper General U.S. Government Fund Index and 8.6% for the Lehman Intermediate Treasury Index. In the fourth quarter of 1998, the Fund returned -0.39% compared to the benchmark indexes' -0.25% and 0.21%, respectively. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page 16.

In our third quarter 1998 Value Report, we listed six factors we believed would have a positive impact on U.S. Government securities. The list included: low inflation; deflationary influences due to global weakness; a decelerating domestic economy; a budget surplus and a very favorable supply/demand outlook for Treasuries; falling stock markets creating a global "flight to quality"; and attractive yields versus other developed nations.

Four of six of these factors remain largely in place. The massive "flight to quality"--money flooding into U.S. Treasuries from stocks and corporate bonds-- reversed itself in the fourth quarter as the Federal Reserve reduced rates two more times and investors migrated back into equities. The economy has also remained rather resilient. Looking forward to 1999, the American consumer, armed with higher wages and lower prices for goods, will hold the key to the economy. We continue to believe Government bonds offer an attractive alternative and safe harbor against what we expect to be another year of great uncertainty and volatility.

Pockets of Value

In years with large interest rate moves, the biggest winners typically are the few lucky funds that have made big interest rate bets by taking either a very long or very short duration posture. However, these funds are often unable to change duration quickly enough when interest

                                                                    VALUE REPORT

rates reverse direction. The end result is very uneven performance. We maintain the portfolio's average duration in a relatively tight range between 3-6 years. This has helped us deliver consistent performance over interest rate cycles and is one of the reasons the Heartland U.S. Government Securities Fund has finished in the top 10% of its Lipper peer group (50 funds) over the 10 years ended December 31, 1998, and in the top 27% of its Lipper peer group (147 funds) over the three years ended December 31, 1998. Within the Morningstar category the Fund ranked in the top 27% for the three years ending 12/31/98 and top 1% for the last 10 years.

The other reason we have achieved this enviable record is that we have been able to identify and take advantage of pockets of value in the U.S. government securities market. Value often appears in the wake of panic and fear. We have found what we believe to be exceptional value in the mortgage market as investors fled this sector fearing a dramatic increase in pre-payments from homeowners refinancing their mortgages. We believe this was a classic example of investor overreaction and took the opportunity to buy mortgages at levels not seen in ten years. We think this will work to the Fund's advantage in the year ahead.

The Lehman Intermediate Treasury Index is an unmanaged index of all Treasury securities issued by the U.S. Government with maturities of greater than one year but less than ten years and at least $100 million in outstanding issuance. The Lehman U.S. Government Index is an unmanaged index of all U.S. Treasury or Agency securities with maturities of greater than one year, at least $100 million in outstanding issuance and investment grade ratings. The Lipper General U.S. Government Fund Index is an equally weighted index of the performance of the 30 largest U.S. general government funds as tracked by Lipper, Inc.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland U.S. Government Securities Fund, the Lehman Intermediate Treasury Index, the Lehman U.S. Government Index, and the Lipper Gen. U.S. Government Fund Index beginning on 12/31/88 as follows:

                  Heartland         Lehman                        Lipper Gen.
                 U.S. Gov't.     Intermediate       Lehman        U.S. Gov't.
                 Securities        Treasury       U.S. Gov't.        Fund
                    Fund            Index            Index           Index
12/31/88           10,000           10,000          10,000          10,000
12/31/89           11,130           11,268          11,422          11,242
12/31/90           12,240           12,333          12,419          12,143
12/31/91           14,315           14,072          14,322          13,919
12/31/92           15,758           15,051          15,357          14,770
12/31/93           18,565           16,291          16,994          15,998
12/31/94           16,776           16,002          16,420          15,241
12/31/95           19,963           18,310          19,436          17,822
12/31/96           20,361           19,041          19,971          18,207
12/31/97           22,337           20,504          21,886          19,867
12/31/98           24,161           22,272          24,038          21,423

Legend in graph states that Past performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/98 as follows:
  1-year   5-year   10-year   Since inception (4/9/87)
   8.1%     5.4%      9.2%             8.6%]

VALUE REPORT

Heartland Large Cap Value Fund

This Fund pursues long-term capital appreciation and is our most conservative equity offering. Using Heartland's value investing criteria, it seeks undervalued opportunities among companies with stock market capitalizations of over $1 billion.

AVERAGE ANNUAL TOTAL RETURNS/1/             Since inception
                             1-year            (10/11/96)

  Large Cap Value Fund         1.7%               13.0%

  S&P 500 Index               28.6%               31.5%

The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries.


FUND FACTS
Growth of $10,000                              Fund vs. S&P 500/2/
  since inception (10/11/96).....$  13,129/1/    Alpha.................. -1.53
Median market cap................$4.4 bil.       Beta...................   .77
Share price......................$   11.94       R-squared..............   .75
Net assets.......................$8.0 mil.     Number of holdings.......    48


COMPARATIVE VALUATIONS
                                          Heartland Large Cap      S&P 500
                                              Value Fund            Index
     Price/Earnings Ratio ('98)                  16.3x             31.3x/3/
     Price/Book Value Ratio                       2.0x              4.7x/4/
     Price/Cash Flow Ratio                       10.2x             18.1x/4/


TOP 10 HOLDINGS

Healthsouth Corporation....................6.1%   CalEnergy Company, Inc..............4.1%
Union Pacific Corporation..................5.2    Raychem Corporation.................4.0
Philips Electronics NV (N.Y. Registered)...4.9    Petroleo Brasileiro S.A. (ADR)......3.2
Reynolds and Reynolds Co. (Class A)........4.4    Consolidated Natural Gas Company....3.1
Unicom Corporation.........................4.3    Companhia Cervejaria Brahma (ADR)...2.8

Past performance is no guarantee of future results.
All statistics are as of December 31, 1998.
/1/Includes reinvestment of all dividends and capital gains distributions. Without fee waivers and expense reimbursement in effect during the period, total return for the Fund would have been lower. /2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 12/31/98. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ Source:
Prudential Securities, Inc. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

                                                                    VALUE REPORT

Heartland Mid Cap Value Fund

This fund pursues long-term capital appreciation. Using intensive research and Heartland's value criteria, it seeks undervalued opportunities among companies with stock market capitalizations between $750 million and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS/1/                   Since inception
                                  1-year             (10/11/96)
   Mid Cap Value Fund              -8.0%                 8.8%
   S&P Mid Cap Index               19.1%                25.8%

The S&P Mid-Cap Index is an unmanaged index of 400 stocks generally considered representative of the mid cap market.


FUND FACTS
Growth of $10,000                             Fund vs. S&P Mid-Cap Index/2/
  since inception (10/11/96)....   $12,053/1/   Alpha......................-1.86
Median market cap............... $ 1.5 bil.     Beta.......................  .81
Share price..................... $    11.69     R-squared..................  .85
Net assets...................... $34.7 mil.   Number of holdings...........   54


COMPARATIVE VALUATIONS
                                      Heartland Mid Cap          S&P Mid-Cap
                                         Value Fund                 Index
     Price/Earnings Ratio ('98)             15.1x                   27.8x/3/
     Price/Book Value Ratio                  2.0x                    3.2x/4/
     Price/Cash Flow Ratio                   9.7x                   14.1x/4/


TOP 10 HOLDINGS
Southdown, Inc..................3.3%   Reliance Group Holdings, Inc.........2.7%
Trigon Healthcare, Inc..........2.9    SUPERVALU, Inc.......................2.7
ICN Pharmaceuticals, Inc........2.9    Lennar Corporation...................2.6
Sterling Software, Inc..........2.8    Wellpoint Health Networks, Inc.......2.6
Reynolds Metals Company.........2.8    Astoria Financial Corporation........2.3



All statistics are as of December 31, 1998.
/1/Includes reinvestment of all dividends and capital gains distributions./2/ Since the Fund commenced operations on 10/11/96, the measurements are based on weekly data, rather than monthly data, from inception through 12/31/98. Source:
Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ Source: Prudential Securities, Inc. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

VALUE REPORT

Heartland Value Plus Fund

An equity-income investment, this Fund seeks both capital appreciation and current income. By investing chiefly in income-producing equity securities of smaller companies, it pursues capital appreciation and a dividend yield higher than the yield of the S&P 500. This approach involves investment risks in addition to those presented by investments in larger capitalization companies including the potential for greater price volatility and lower market liquidity.

DECEMBER YIELD
  Value Plus Fund.................................................4.1%*
  S&P 500 Index...................................................1.4%
*SEC yield annualized for the 30 days ending 12/31/98.


AVERAGE ANNUAL TOTAL RETURNS/1/                       Since inception
                                 1-year     5-year         (10/26/93)
  Value Plus Fund               -10.8%      13.0%             13.6%
  Russell 2000                   -2.5%      11.9%             11.7%

The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. The S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. Small company stocks may be more volatile than those of the S&P 500.


FUND FACTS
Growth of $10,000                               Fund vs. Russell 2000/2/
  since inception (10/26/93).....    $19,396/1/   Alpha.................... 4.81
Median market cap................  $134 mil.      Beta.....................  .51
Share price......................   $  13.80      R-squared................  .72
Net assets.......................$174.3 mil.    Number of holdings.........   60


COMPARATIVE VALUATIONS
                                        Heartland                    Russell
                                     Value Plus Fund                   2000
     Price/Earnings Ratio ('98)           15.4x                      24.9x/3/
     Price/Book Value Ratio                1.1x                       2.3x/4/
     Price/Cash Flow Ratio                 7.6x                      14.0x/4/


TOP 10 HOLDINGS

Southwestern Energy Company..........4.5%    Oil-Dri Corporation of America..................4.0%
Dames & Moore, Inc...................4.4     Interstate Energy Corporation...................3.7
ICN Pharmaceuticals, Inc.............4.4     Anglogold Ltd. (ADR)............................3.4
London Pacific Group Ltd. (ADR)......4.3     CORE Cap, Inc. (Preferred Stock)................2.9
Fleming Companies, Inc...............4.2     Remington Oil & Gas Corp. 8.25% 12/01/02........2.8


All statistics are as of December 31, 1998.
/1/Includes reinvestment of all dividends and capital gains distributions. /2/Based on monthly data for the 3-year period ending 12/31/98. Source:
Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/Source: Prudential Securities, Inc. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

                                                                    VALUE REPORT


Heartland Value Fund

This Fund seeks capital appreciation through small company stocks selected on a value basis. This approach involves investment risks in addition to those presented by investments in larger capitalization companies, including the potential for greater price volatility and lower market liquidity.

AVERAGE ANNUAL TOTAL RETURNS/1/

                                                                 Since inception
                    1-year           5-year          10-year        (12/28/84)
  Value Fund        -11.5%            11.7%           14.6%            15.0%

  Russell 2000       -2.5%            11.9%           12.9%            12.7%

The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

FUND FACTS

Growth of $10,000
  since inception (12/28/84)................    $70,771/1/
Median market cap...........................      $74 mil.
Share price.................................        $29.29
Net assets..................................     $1.5 bil.

Fund vs. Russell 2000/2/
  Alpha.....................................          -.08
  Beta......................................           .73
  R-squared.................................           .83
Number of holdings..........................           353

COMPARATIVE VALUATIONS

                                           Heartland         Russell
                                           Value Fund          2000
     Price/Earnings Ratio ('98)             17.1x            24.9x/3/

     Price/Book Value Ratio                  1.7x             2.3x/4/

     Price/Cash Flow Ratio                   8.8x            14.0x/4/

TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc..................... 4.1%
ShopKo Stores, Inc........................... 1.9
Presidential Life Corporation................ 1.8
Associated Banc-Corp......................... 1.5
El Paso Electric Company..................... 1.4

Interdigital Communications Corp............. 1.3%
UniSource Energy Corporation................. 1.3
MAF Bancorp, Inc............................. 1.3
URS Corporation.............................. 1.2
Mentor Corporation........................... 1.1


All statistics are as of December 31, 1998.

/1/Includes reinvestment of all dividends and capital gains distributions. /2/ Based on monthly data for the 3-year period ending 12/31/98. Source: Heartland Advisors, Inc., with data on the relevant benchmark index from Russell Analytics. /3/ Source: Prudential Securities, Inc. /4/ Source: Emerging Growth Research at Schroder & Co., Inc.

VALUE REPORT

                   Heartland U.S. Government Securities Fund

This Fund seeks a high level of current income, liquidity, and safety of principal. It works to minimize credit risk by investing virtually all its assets in securities issued or guaranteed by the U.S. Government or its agencies./1/ And although its duration is unrestricted, the Fund generally looks to limit price fluctuation by managing within a narrow intermediate duration range of 3 to 6 years.

  DECEMBER YIELD...................................... 5.5%/2/

SEC yield annualized for the 30 days ending 12/31/98.

AVERAGE ANNUAL TOTAL RETURNS/3/

                                                                        SINCE
                                                                      INCEPTION
                                       1-YEAR    5-YEAR    10-YEAR     (4/9/87)
  U.S. Government
  Securities Fund                        8.1%      5.4%       9.2%         8.6%

  Lipper General
  U.S Gov't Fund Index                   7.9%      6.0%       7.9%         7.3%

The Lipper General U.S. Government Fund Index is an equally weighted index of the performance of the 30 largest U.S. general government funds as tracked by Lipper, Inc.


FUND FACTS

Growth of $10,000
  since inception (4/9/87)..................................    $26,205/3/
Share price.................................................     $10.06
Net assets..................................................  $54.9 mil.

Avg. weighted duration......................................   5.37 yrs.
Avg. weighted credit quality................................        AAA
Dividends...........................Declared daily, distributed monthly
Sales commission............................................       None


TOP 5 HOLDINGS

U.S. Treasury Bond 7.875% 2/15/21..................16.8%
FHLMC CMO-SEQ 1978 BC 6.5% 5/15/25................. 9.3
VA VENDEE CMO-SEQ 1992-2F 7.0% 2/15/18............. 9.3
FNMA 6.5% 1/15/28.................................. 9.2
GNMA Pass-through #411360 SF 7.0% 9/15/25.......... 6.2

All Statistics are as of December 31, 1998.

/1/The Government guarantee of interest and principal payment applies only to the portfolio's underlying securities, not to the Fund's share price. /2/Without fee waivers in effect during the period, SEC yield would have been 5.1% and total return would have been lower. /3/Includes reinvestment of all dividends and capital gains distributions.

                                                                    VALUE REPORT

DEFINITIONS

PLEASE NOTE...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.

Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

VALUE REPORT

Our Value Criteria for Stock Selection

     1 Low price/earnings multiple. We look for a stock's price/earnings ratio to be less than the market's average. If the stock is then "discovered" by Wall Street, the low P/E provides opportunity for a sharp price increase. Also, if the market drops, we believe low P/E stocks have less downside risk.

     2 High cash flow. A strong cash flow permits a company to finance expansion internally, repurchase shares or increase the dividend.

     3 Positive earnings dynamics. We favor companies with improving earnings or upwardly revised estimates.

     4 Discount to book value. A company's book value--its assets minus its liabilities--gives an indication of what it would be worth if liquidated. We like to buy a stock for less than that. By contrast, we find trendy stocks often selling at upwards of 5 or more times book value.

     5 Financial soundness. How much debt does a company have relative to its equity? We like low-debt balance sheets--with no more than 25% debt to total capital.

     6 High insider ownership. Executives who invest in their own stock have their interests aligned with those of other shareholders.

     7 Capable management. We look for companies with top decision-makers who have a realistic vision for the company, as well as a history of success and the drive to accomplish their goals.

     8 Hidden assets. We like companies that have undervalued assets. These can include understated natural resources, over-funded pension plans, or fixed assets worth substantially more than their stated book value.

     9 Positive technical analysis. We analyze how the stock's price has moved over time. We prefer to buy stocks that have built long-term bases.

     10 Catalyst for recognition. We look for a factor--a new product, for instance--that could potentially ignite interest in the stock and close the gap between the stock's price and what we believe is its intrinsic value.

                                                                VALUE REPORT

Heartland Value Research

The following studies were conducted by Heartland's research staff and are available to you upon request. Please call shareholder services at 1.800.432.7856.

#1   "THE CASE FOR LOW P/E AT MARKET TOPS"
     Michael A. Berry, Ph.D.

#2   "OVER TIME, THERE'S BEEN NOTHING LIKE VALUE"
     Michael A. Berry, Ph.D.

#3 "USING A MID-CAP VALUE STRATEGY TO HEDGE THE LARGE CAP/SMALL CAP CYCLE" Michael A. Berry, Ph.D.

#4   "WHY INTERMEDIATE MATURITIES?"
     Lawrence J. Pavelec, CFA / Patrick J. Retzer, CPA

#5   "A REVEALING LOOK AT PRICE-TO-BOOK"
     James P. Holmes, CFA

#6   "WHY GOVERNMENT BONDS?"
     Lawrence J. Pavelec, CFA / Patrick J. Retzer, CPA

#7   "VALUE INVESTING: COME RAIN OR COME SHINE"
     Michael A. Berry, Ph.D.

#8 "HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND: THE INVENTION OF A NEW SECTOR"
     Thomas J. Conlin, CFA / Greg D. Winston, CFA

VALUE REPORT

Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.

1.800.432.7856
www.heartlandfunds.com


                [Photo of Shareholder Services Representative]

                       Heartland's Risk/Return Spectrum


[graphic - A spectrum illustrates the potential risk/return of the following categories, both the categories and the funds within them being listed in an aggregate order of lower to higher potential risk/return, respectively: Money Market, which includes the Firstar Money Market; Bond, which includes Short Duration High-Yield Municipal, Taxable Short Duration Municipal, U.S. Government Securities, Wisconsin Tax Free and High-Yield Municipal Bond; and Equity or Stock, which includes Large Cap Value, Value Plus, Mid Cap Value and Value.]



In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. It is possible to lose money by investing in the Fund. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank Milwaukee or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency.

For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus or visit our website at www.heartlandfunds.com. Read it carefully before you invest.

                         The Heartland Family of Funds

                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                                  Value Fund

                        U.S. Government Securities Fund

                     Taxable Short Duration Municipal Fund

                           Short Duration High-Yield
                                Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund

                                1.800.432.7856
                            www.heartlandfunds.com

                            [LOGO] Heartland Funds
                            ----------------------
                            AMERICA'S VALUE INVESTOR/S/

                 790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.

                            SCHEDULES OF INVESTMENTS
                            AND FINANCIAL STATEMENTS
                               Table of Contents


  2  ..................Large Cap Value Fund    18 ......Statements of Operations
  4  ....................Mid Cap Value Fund    20 .........Statements of Changes
  6  .......................Value Plus Fund                        in Net Assets
  8  ............................Value Fund    24 ..........Financial Highlights
 15  .......U.S. Government Securities Fund    28 .Notes to Financial Statements
 16  ..Statements of Assets and Liabilities

================================================================================

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Large Cap Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, Heartland Value Fund and Heartland U.S. Government Securities Fund (five of the nine portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin                                  PricewaterhouseCoopers LLP
February 5, 1999

                         HEARTLAND LARGE CAP VALUE FUND
                 SCHEDULE OF INVESTMENTS -- December 31, 1998

------------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of
               COMMON STOCKS -- 88.5%                 Shares         Industry               Value        Net Assets
------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Allmerica Financial Corporation                       3,255    Insurance                $  188,383         2.4%
Armstrong World Industries, Inc.                      1,600    Construction                 96,500         1.2
Embratel Participacoes S.A. (ADR)                     4,200    Telephone                    58,537         0.7
HCR Manor Care, Inc. (a)                              4,400    Drugs & Medicine            129,250         1.6
Household International, Inc.                         3,800    Miscellaneous Financial     150,575         1.9
J.C.Penney Company, Inc.                                800    Retail                       37,500         0.5
Jefferson Smurfit Group PLC(ADR)                      3,100    Containers                   55,025         0.7
Owens Corning                                         6,200    Construction                219,712         2.7
PartnerRe Ltd.                                        3,400    Insurance                   155,550         1.9
St. Paul Companies, Inc.                              6,122    Insurance                   212,740         2.6
Tele Centro Sul Participacoes S.A. (ADR)                840    Telephone                    35,122         0.4
Telesp Celular Participacoes S.A. (ADR)               1,680    Telephone                    29,400         0.4
Telesp Participacoes S.A. (ADR)                       4,200    Telephone                    92,925         1.2
Tenet Healthcare Corporation (a)                      5,000    Drugs & Medicine            131,250         1.6
Toys "R" Us, Inc. (a)                                 7,900    Retail                      133,312         1.7
UST, Inc.                                             2,200    Tobacco                      76,725         1.0
                                                                                        ----------        ----
                                                                                        $1,802,506        22.5%
Low Price to Book Value
American General Corporation                          1,200    Insurance                $   93,600         1.2%
Columbia/HCA Healthcare Corporation                   8,400    Drugs & Medicine            207,900         2.6
Consolidated Natural Gas Company                      4,600    Energy & Raw Materials      248,400         3.1
International Paper Company                             800    Paper & Forest Products      35,850         0.4
Jefferson-Pilot Corporation                           2,400    Insurance                   180,000         2.2
Louisiana-Pacific Corporation                         8,000    Paper & Forest Products     146,500         1.8
Tele Celular Sul Participacoes S.A. (ADR)               420    Telephone                     7,324         0.1
Tele Centro Oeste Celular Participacoes S.A. (ADR)    1,400    Telephone                     4,113         0.1
Tele Leste Celular Participacoes S.A. (ADR)              84    Telephone                     2,384         0.0
Tele Nordeste Celular Participacoes S.A. (ADR)          210    Telephone                     3,885         0.1
Tele Norte Celular Participacoes S.A. (ADR)              84    Telephone                     1,895         0.0
Tele Norte Leste Participacoes S.A. (ADR)             4,200    Telephone                    52,237         0.6
Tele Sudeste Celular Participacoes S.A. (ADR)           840    Telephone                    17,378         0.2
Telemig Celular Participacoes S.A. (ADR)                210    Telephone                     4,462         0.1
Unicom Corporation                                    9,000    Energy & Utilities          347,063         4.3
Union Pacific Corporation                             9,200    Railroads & Shipping        414,575         5.2
                                                                                        ----------        ----
                                                                                        $1,767,566        22.0%
Below Average Price/Cash Flow Ratio
Aetna, Inc.                                           2,800    Drugs & Medicine         $  220,150         2.7%
American Financial Group, Inc.                        4,100    Insurance                   179,887         2.2
CalEnergy Company, Inc. (a)                           9,500    Energy & Utilities          329,531         4.1
Companhia Cervejaria Brahma (ADR)                    24,000    Food & Agriculture          226,500         2.8
Elf Aquitiane (ADR)                                   1,200    International Oil            67,950         0.9
Healthsouth Corporation (a)                          31,400    Drugs & Medicine            484,738         6.1
Mead Corporation                                      3,600    Paper & Forest Products     105,525         1.3
OGE Energy Corporation                                3,000    Energy & Utilities           87,000         1.1
Petroleo Brasileiro S.A. (ADR)                       23,700    International Oil           256,256         3.2
Philips Electronics NV (N.Y.Registered)               5,800    Electronics                 392,587         4.9
YPF Sociedad Anonima (ADR)                            6,100    International Oil           170,419         2.1
                                                                                        ----------        ----
                                                                                        $2,520,543        31.4%

                        HEARTLAND LARGE CAP VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1998

--------------------------------------------------------------------------------------------------------
                                                                                              Percent of
COMMON STOCKS - 88.5% [CONT'D]                     Shares   Industry             Value       Net Assets
--------------------------------------------------------------------------------------------------------
Special Situations
Philip Morris Companies, Inc.                        1,200  Tobacco             $   64,200       0.8%
Raychem Corporation                                  9,800  Consumer Durables      316,663       4.0
Reynolds & Reynolds Company (Class A)               15,600  Producer Goods         357,825       4.4
Santa Fe Energy Resources, Inc. (a)                 23,900  Domestic Oil           176,263       2.2
SUPERVALU, Inc.                                      3,400  Food & Agriculture      95,200       1.2
                                                                                ----------      -----
                                                                                 1,010,151      12.6%
                                                                                ----------
TOTAL COMMON STOCKS (Cost $6,745,059)                                           $7,100,766


--------------------------------------------------------------------------------------------------------
                                                    Par                                      Percent of
SHORT-TERM INVESTMENTS  12.7%                      Amount                         Value      Net Assets
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 8.7%
Ford Motor Credit Corporation
  0.00% 01/07/1999                                $700,000                     $   699,334       8.7%
VARIABLE RATE DEMAND NOTES (+)  4.0%
General Mills, Inc. 5.23%                          140,000                         140,000       1.7
Pitney Bowes Credit Corporation 5.23%              104,000                         104,000       1.3
Sara Lee Corporation 5.23%                          80,000                          80,000       1.0
                                                                               -----------
                                                                                   324,000
                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,023,334)                                 $ 1,023,334

TOTAL INVESTMENTS (Cost $7,768,393)..........................................  $ 8,124,100     101.2%
Liabilities, less cash and receivables.......................................      (98,760)     (1.2)
                                                                               -----------     -----
TOTAL NET ASSETS.............................................................  $ 8,025,340     100.0%
                                                                               ===========     =====


(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                         HEARTLAND MID CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS . December 31, 1998

----------------------------------------------------------------------------------------------------------
                                                                                                Percent of
COMMON STOCKS - 96.8%                    Shares    Industry                       Value         Net Assets
----------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio
Allied Capital Corporation               32,380    Miscellaneous Financial    $    560,579         1.6%
Armstrong World Industries, Inc.          4,000    Construction                    241,250         0.7
Carpenter Technology Corporation         20,250    Steel                           687,234         2.0
Commercial Federal Corporation           27,650    Banks                           641,134         1.8
ICN Pharmaceuticals, Inc.                44,300    Drugs & Medicine              1,002,288         2.9
KLM Royal Dutch Airlines NV (ADR)        21,750    Air Transport                   652,500         1.9
Lennar Corporation                       35,900    Construction                    906,475         2.6
LNR Property Corporation                 22,100    Real Property                   440,618         1.3
Owens Corning                            10,000    Construction                    354,375         1.0
Patriot American Hospitality, Inc.       56,950    Real Property                   341,700         1.0
Prime Hospitality Corporation (a)        46,450    Travel &Recreation              490,628         1.4
Santa Fe International Corporation       42,900    Domestic Oil                    627,413         1.8
Southdown, Inc.                          19,604    Construction                  1,160,312         3.3
Sun Healthcare Group, Inc. (a)           58,400    Drugs & Medicine                383,250         1.2
Valero Energy Corporation                18,100    Domestic Oil                    384,625         1.1
Walden Residential Properties, Inc.      16,500    Real Property                   337,219         1.0
Wellman, Inc.                            50,900    Chemicals                       518,544         1.5
                                                                              ------------        -----
                                                                              $  9,730,144        28.1%
Low Price to Book Value
AK Steel Holding Corporation             26,900    Steel                      $    632,150         1.8%
Astoria Financial Corporation            17,550    Miscellaneous Financial         802,913         2.3
Bank United Corporation (Class A)        17,700    Miscellaneous Financial         694,725         2.0
Bowater, Inc.                             9,500    Paper & Forest Products         393,656         1.1
Dime Bancorp, Inc.                       23,900    Miscellaneous Financial         631,856         1.8
Exel Ltd.                                 9,806    Insurance                       735,450         2.1
OGE Energy Corporation                   22,600    Energy & Utilities              655,400         1.9
Provident Companies, Inc.                17,250    Insurance                       715,874         2.1
Reynold Metals Company                   18,250    Non-Ferrous Metals              961,547         2.8
Sterling Software, Inc. (a)              36,350    Business Services               983,722         2.8
Trigon Healthcare, Inc. (a)              27,000    Insurance                     1,007,438         2.9
                                                                              ------------        -----
                                                                              $  8,214,731        23.6%
Below Average Price/Cash Flow Ratio
BEC Energy                               15,000    Energy & Utilities         $    617,813         1.8%
Data General Corporation (a)             42,250    Business Machines               694,484         2.0
El Paso Electric Company (a)             91,100    Energy & Utilities              797,125         2.3
Fleming Companies, Inc.                  47,800    Food & Agriculture              495,925         1.4
Integrated Health Services, Inc.         45,900    Drugs &Medicine                 648,337         1.9
McDermott International, Inc.            22,350    Construction                    551,766         1.6
Modis Professional Services, Inc. (a)    35,850    Business Services               519,825         1.5
Newmont Mining Corporation               15,450    Gold                            279,066         0.8
Poco Petroleum Ltd. (b)                  68,000    International Oil               565,855         1.6
Precision Drilling Corporation (a)       41,700    International Oil               471,731         1.3
Public Service Co. of New Mexico         23,200    Energy & Utilities              474,150         1.4
Ranger Oil Ltd.                          94,500    International Oil               419,344         1.2
Reliance Group Holdings, Inc.            73,200    Insurance                       942,450         2.7
Tesoro Petroleum Corporation (a)         38,400    Domestic Oil                    465,600         1.4
                                                                              ------------        -----
                                                                              $  7,943,471        22.9%

                         HEARTLAND MID CAP VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] - December 31, 1998

----------------------------------------------------------------------------------------------------------
                                                                                                Percent of
COMMON STOCKS - 96.8% [CONT'D]           Shares    Industry                       Value         Net Assets
----------------------------------------------------------------------------------------------------------
Special Situations
Adobe Systems, Inc.                      16,450    Business Services          $    769,038         2.2%
Autodesk, Inc.                           13,000    Business Services               554,937         1.6
Cracker Barrel Old Country Store         31,500    Food & Agriculture              734,344         2.1
Dean Foods Company                       13,150    Food & Agriculture              536,684         1.6
Horace Mann Educators Corporation        20,400    Insurance                       581,400         1.7
HSB Group, Inc.                           6,000    Insurance                       246,375         0.7
Jones Apparel Group, Inc.                20,000    Drugs & Medicine                441,250         1.3
Popular, Inc.                            17,200    Banks                           584,800         1.7
SPS Technologies, Inc. (a)               12,400    Producer Goods                  702,150         2.0
Storage Technology Corporation (a)       20,150    Business Machines               716,584         2.0
SUPERVALU, Inc.                          33,100    Food & Agriculture              926,800         2.7
Wellpoint Health Networks, Inc. (a)      10,200    Insurance                       887,400         2.6
                                                                              ------------        -----
                                                                                 7,681,762        22.2%
                                                                              ------------
TOTAL COMMON STOCKS (Cost $34,299,401)                                        $ 33,570,108


----------------------------------------------------------------------------------------------------------
                                             Par                                                Percent of
SHORT-TERM INVESTMENTS  7.3%                Amount                                Value         Net Assets
----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 4.6%
WPS Resources Corporation
  4.50% 01/04/1999                        $1,600,000                          $  1,600,000          4.6%

VARIABLE RATE DEMAND NOTES (+)  2.7%
Sara Lee Corporation 5.23%                   387,500                               387,500          1.1
Pitney Bowes Credit Corporation 5.23%        534,000                               534,000          1.6
                                                                              ------------
                                                                                   921,500
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $2,521,500)                                $  2,521,500

TOTAL INVESTMENTS (Cost $36,820,901)......................................... $ 36,091,608        104.1%
Liabilities, less cash and receivables.......................................   (1,405,445)        (4.1)
                                                                              ------------
TOTAL NET ASSETS............................................................. $ 34,686,163        100.0%
                                                                              ------------


(a) Non-income producing security.
(b) Foreign-denominated security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                           HEARTLAND VALUE PLUS FUND
                  SCHEDULE OF INVESTMENTS . December 31, 1998

                                                                                                                       Percent of
            COMMON STOCKS  75.2%               Shares              Industry                          Value             Net Assets
Below Average Price/Earnings Ratio
Amcast Industrial Corporation                   100,000            Electronics                    $  1,912,500            1.1%
Anglogold Ltd. (ADR)                            300,000            Gold                              5,868,750            3.4
Capital Automotive                               75,000            Real Property                     1,115,625            0.7
Chicago Title Corporation                       100,000            Insurance                         4,693,750            2.7
Cooker Restaurant Corporation                   500,000            Non-Durables & Entertainment      3,000,000            1.7
CORE Cap, Inc. (d)                              222,222            Real Property                     2,844,442            1.6
Decorator Industries, Inc. (b)                  312,500            Miscellaneous & Conglomerates     2,460,938            1.4
EMC Insurance Group, Inc.                       300,000            Insurance                         3,825,000            2.2
Equity Inns, Inc.                               200,000            Real Property                     1,925,000            1.1
ICN Pharmaceuticals, Inc.                       340,200            Drugs & Medicine                  7,697,025            4.4
Insteel Industries, Inc. (b)                    430,800            Producer Goods                    2,100,150            1.2
International Aluminum Company                  100,000            Producer Goods                    2,956,250            1.7
London Pacific Group Ltd. (ADR)                 600,000            Insurance                         7,537,500            4.3
Lufkin Industries, Inc.                          80,900            Producer Goods                    1,496,650            0.9
Prime Retail, Inc.                              200,000            Real Property                     1,962,500            1.1
Riviera Tool Company (a)(b)                      41,619            Producer Goods                      197,690            0.1
Siam Food Products Public Company
  Ltd. (b)(c)                                 1,419,400            Food & Agriculture                2,517,306            1.4
Vans, Inc. (a)                                  104,200            Apparel                             657,241            0.4
                                                                                                  ------------           -----
                                                                                                  $ 54,768,317           31.4%
Below Average Price/Cash Flow Ratio
Ashanti Goldfields Company Ltd. (GDR)           503,613            Gold                           $  4,721,372            2.7%
Dames & Moore, Inc.                             600,000            Business Services                 7,725,000            4.4
Fleming Companies, Inc.                         700,000            Food & Agriculture                7,262,500            4.2
Flexsteel Industries, Inc.                      256,600            Consumer Durables                 3,303,725            1.9
Haggar Corporation                              369,900            Apparel                           4,230,731            2.4
HealthPlan Services Corporation                 400,000            Insurance                         4,600,000            2.7
ICO Holdings, Inc.                              428,000            Energy & Raw Materials              856,000            0.5
Interstate Energy Corporation                   200,000            Energy & Utilities                6,450,000            3.7
Oil-Dri Corporation of America (b)              470,000            Non-Durables & Entertainment      7,050,000            4.0
Piccadilly Cafeterias, Inc.                     125,500            Non-Durables & Entertainment      1,317,750            0.8
Southwestern Energy Company                   1,040,000            Energy & Raw Materials            7,800,000            4.5
Tab Products Company                            211,100            Producer Goods                    1,240,212            0.7
Trigen Energy Corporation                       229,400            Energy & Utilities                2,623,762            1.5
Wellman, Inc.                                    54,500            Chemicals                           555,219            0.3
                                                                                                  ------------           -----
                                                                                                  $ 59,736,271           34.3%
Low Price to Book Value
Aceto Corporation                               150,000            Chemicals                      $  1,987,500            1.1%
Amada Sonoike Company Ltd. (c)                  200,000            Producer Goods                      514,460            0.3
Analysis & Technology, Inc.                      50,000            Business Services                 1,000,000            0.6
Arctic Cat, Inc.                                225,000            Motor Vehicles                    2,320,313            1.3
Chubu Suisan Company Ltd. (c)                   500,000            Miscellaneous & Conglomerates     1,773,400            1.0
Denkyosha Company (c)                           500,000            Electronics                       2,282,600            1.3
Foster (LB) Company (a)                         300,000            Producer Goods                    1,987,500            1.2
Klamath First Bancorp, Inc.                     100,000            Banks                             1,937,500            1.1
Nankai Plywood Company Ltd. (c)                 100,000            Construction                        412,620            0.2
Yushiro Chemical Industry Company Ltd. (c)      463,000            Chemicals                         2,032,385            1.2
                                                                                                  ------------           -----
                                                                                                  $ 16,248,278            9.3%
Special Situations
Bolder Technologies Corporation                  20,454            Electronics                    $    253,118            0.2%
                                                                                                  ------------
TOTAL COMMON STOCKS (Cost $135,575,923)                                                           $131,005,984

                           HEARTLAND VALUE PLUS FUND
             SCHEDULE OF INVESTMENTS [CONT'D] * DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
PREFERRED STOCKS - 6.3%                            Shares              Industry                Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------
Bolder Technologies Corporation
  9.00% Ser. A Conv. (144A) (d)                    85,000     Electronics                   $  3,686,875         2.1%
BTI Cap Trust 6.50% Conv. (144A) (d)              100,000     Non-Durables & Entertainment     2,275,000         1.3
CORE Cap, Inc. 10.00% Series A Conv. (d)          222,222     Real Property                    5,048,884         2.9
                                                                                            ------------
TOTAL PREFERRED STOCKS (Cost $12,920,550)                                                   $ 11,010,759

-----------------------------------------------------------------------------------------------------------------------
                                                   Par                                                       Percent of
CONVERTIBLE BONDS - 10.4%                        Amount              Industry                  Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc. 3.50%
  07/15/2002                                   $3,000,000  Drugs & Medicine                 $  2,141,250         1.2%
Kent Electronics Corporation 4.50%
  09/01/2004                                    2,048,000  Electronics                         1,584,640         0.9
Remington Oil & Gas Corporation 8.25%
  12/01/2002                                    5,000,000  Domestic Oil                        4,887,500         2.8
Reptron Electronics, Inc. 6.75%  08/01/2004     1,445,000  Electronics                           787,525         0.5
Sholodge, Inc. 7.50% 05/01/2004                 5,050,000  Travel & Recreatio                  3,131,000         1.8
Source Capital Corporation 7.50%
  03/01/2008 (D)                                1,400,000  Banks                                 884,832         0.5
Sun Healthcare Group, Inc. 6.00%
  03/01/2004                                    6,000,000  Drugs & Medicine                    3,577,500         2.1
Thorn Apple Valley,Inc. 9.00% 04/01/2007        1,500,000  Food & Agriculture                  1,117,500         0.6
                                                                                            ------------
TOTAL CONVERTIBLE BONDS (COST $19,700,007)                                                  $ 18,111,747

-----------------------------------------------------------------------------------------------------------------------
                                                  PAR                                                        PERCENT OF
CORPORATE BONDS - 8.0%                           AMOUNT              INDUSTRY                  VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ABC Rail Products Corporation 9.125%
  01/15/2004                                   $2,100,000  Railroads & Shipping             $  1,995,000         1.1%
Doman Industries Ltd. 9.25% 11/15/2007          2,700,000  Paper & Forest Products             1,991,250         1.2
Hawthorne Financial Corporation 12.50%
  12/31/2004                                    2,000,000  Savings & Loans                     1,922,500         1.1
Leucadia National Corporation 7.875%
  10/15/2006                                    3,000,000  Insurance                           3,056,250         1.8
Matrix Capital Corporation 11.50%
  09/30/2004                                    3,000,000  Miscellaneous Financial             3,000,000         1.7
Sholodge, Inc. 9.55% 09/01/2007                 3,000,000  Travel & Recreation                 1,942,500         1.1
                                                                                            ------------
TOTAL CORPORATE BONDS (COST $15,839,930)                                                    $ 13,907,500

-----------------------------------------------------------------------------------------------------------------------
                                                  PAR                                                        PERCENT OF
SHORT-TERM INVESTMENT - 0.0%                     AMOUNT                                        VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (+)  0.0%
General Mills, Inc. 5.23%                       $40,000                                     $     40,000         0.0%
                                                                                            ------------
TOTAL SHORT-TERM INVESTMENT (COST $40,000)                                                  $     40,000
TOTAL INVESTMENTS (Cost $184,076,410)...................................................... $174,075,990        99.9%
Cash and Receivables,less liabilitiesS.....................................................      238,006         0.1
                                                                                            ------------       ------
TOTAL NET ASSETS........................................................................... $174,313,996       100.0%
                                                                                            ============       ======

(a)  Non-income producing security.
(b)  Affiliated company. See Note 9 in Notes to Financial Statements.
(c)  Foreign-denominated security.
(d)  Restricted security. See Note 2(h) in Notes to Financial Statements.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of December 31, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                               HEARTLAND VALUE FUND
                                    SCHEDULE OF INVESTMENTS . December 31, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
           COMMON STOCKS - 102.4%                Shares              Industry                  Value     Net Assets
-------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio

ABT Building Products Corporation (a)              430,800  Construction                    $ 4,415,700        0.3%
Aldila, Inc. (a)(b)                                962,300  Non-Durables & Entertainment      2,405,750        0.1
Align-Rite International, Inc. (a)(b)              300,000  Electronics                       3,487,500        0.2
American Buildings Company (a)(b)                  500,000  Construction                     12,250,000        0.8
American Physicians Services Group, Inc. (a)       187,200  Miscellaneous Financial             842,400        0.1
Amtran, Inc. (a)(b)                                230,000  Air Transport                     6,238,750        0.4
Amwest Insurance Group, Inc. (b)                   220,000  Insurance                         3,135,000        0.2
Anglogold Ltd. (ADR)                               500,000  Gold                              9,781,250        0.6
Atlantic American Corporation (a)                  337,800  Insurance                         1,646,775        0.1
Audiovox Corporation (Class A) (a)                 600,000  Consumer Durables                 3,562,500        0.2
Baldwin Technology Company, Inc. (a)               400,000  Optical Photo & Equipment         2,250,000        0.1
BancTec, Inc. (a)                                  500,000  Business Machines                 6,281,250        0.4
Bay Bancshares, Inc.                               124,900  Banks                             1,811,050        0.1
Beverly Enterprises, Inc. (a)                    2,000,000  Drugs & Medicine                 13,500,000        0.9
Bitstream, Inc. (a)(b)                             492,200  Software                            784,468        0.1
Buckhead American Corporation (a)(b)               184,600  Travel & Recreation                 876,850        0.1
Building One Services Corporation (a)              763,500  Miscellaneous & Conglomerates    15,938,062        1.0
Business Resource Group (a)(b)                     486,000  Business Services                 1,640,250        0.1
Cameron Ashley Building Products, Inc. (a)(b)      500,000  Construction                      6,531,250        0.4
Capital Corp of the West (a)                       105,000  Banks                             1,036,875        0.1
Capital RE Corporation                             300,000  Insurance                         6,018,750        0.4
Catalina Lighting, Inc. (a)(b)                     710,000  Construction                      1,597,500        0.1
Catherine Stores Corporation (a)(b)                500,000  Apparel                           5,437,500        0.3
Cavalier Homes, Inc.                               350,000  Construction                      3,981,250        0.3
CHC Helicopter Corporation (Class A) (b)(c)        536,000  International Oil                 1,655,168        0.1
The Cherry Corporation (Class A) (a)(b)            957,000  Consumer Durables                14,115,750        0.9
Chic By H.I.S., Inc. (b)                           985,000  Apparel                           3,139,687        0.2
Chronimed, Inc. (a)                                500,000  Drugs & Medicine                  6,468,750        0.4
Collagen Aesthetics, Inc. (b)                      878,500  Drugs & Medicine                  7,906,500        0.5
Cross-Continent Auto Retailers, Inc. (a)(b)        859,100  Motor Vehicles                    8,376,225        0.5
Cyrk International, Inc. (a)(b)                  1,000,000  Business Services                 7,500,000        0.5
Dain Rauscher Corporation                          101,500  Miscellaneous Financial           2,994,250        0.2
Datron Systems, Inc. (a)(b)                        250,000  Business Machines                 1,359,375        0.1
Davox Corporation (a)                              200,000  Telecommunications                1,525,000        0.1
Diamond Home Services, Inc. (a)                    569,000  Construction                      2,133,750        0.1
Digi International, Inc. (a)                       510,000  Business Machines                 5,673,750        0.4
Dollar Thrifty Automotive Group, Inc. (a)          600,000  Travel & Recreation               7,725,000        0.5
Drypers Corporation (a)                            500,000  Paper & Forest Products           1,625,000        0.1
Duckwall-ALCO Stores, Inc. (a)(b)                  370,000  Retail                            4,902,500        0.3
Durakon Industries, Inc. (a)(b)                    500,000  Trucking & Freight                5,250,000        0.3
Dynamic Materials Corporation (a)(b)               250,000  Chemicals                           937,500        0.1
EDAP TMS S.A. (ADR) (a)(b)                         790,000  Drugs & Medicine                  1,036,875        0.1
Edusoft Ltd. (a)(b)                                373,400  Business Services                 2,893,850        0.2
El Paso Electric Company (a)                     2,500,000  Energy & Utilities               21,875,000        1.4
Encore Wire Corporation (a)                        300,000  Non-Ferrous Metals                2,775,000        0.2
Engle Homes, Inc. (b)                              549,800  Construction                      8,418,812        0.5
Environmental Technologies Corporation (a)(b)      476,000  Chemicals                           357,000        0.0
ESCO Electronics Corporation (a)                   314,200  Producer Goods                    2,847,437        0.2
Esterline Technologies Corporation (a)(b)          600,000  Electronics                      13,050,000        0.8
Executone Information Systems, Inc. (a)(b)       3,403,400  Business Services                 5,955,950        0.4
EZCorp, Inc. (Class A) (b)                         700,000  Miscellaneous Financial           5,862,500        0.4
Fahnestock Viner Holdings, Inc.                    200,000  Miscellaneous Financial           3,500,000        0.2
Fibermark, Inc. (a)(b)                             391,600  Paper & Forest Products           5,335,550        0.3
Financial Industries Corporation (a)(b)            300,000  Insurance                         4,875,000        0.3
Flour City International, Inc. (a)                 500,000  Construction                      1,718,750        0.1
Fortress Group, Inc.                               305,000  Construction                        762,500        0.1
Franklin Bank National Association                 183,300  Banks                             1,993,388        0.1
Friedman Industries, Inc.                          220,500  Steel                             1,061,156        0.1
Fuji Pharmaceutical Company Ltd. (c)               442,000  Drugs & Medicine                  1,338,730        0.1

                                               HEARTLAND VALUE FUND
                                SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
        COMMON STOCKS - 102.4% [CONT'D]          Shares              Industry                   Value    Net Assets
-------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [CONT'D]

Gehl Company (a)                                     270,000  Producer Goods                 $ 4,151,250        0.3%
The General Chemical Group, Inc.                     500,000  Chemicals                        6,937,500        0.5
Genesis Health Ventures, Inc. (a)                    675,000  Drugs & Medicine                 5,906,250        0.4
GeoScience Corporation (a)                           400,000  Energy & Raw Materials           4,375,000        0.3
Gibson Greetings, Inc. (a)                           200,000  Non-Durables & Entertainment     2,375,000        0.1
Gold Fields Ltd. (ADR) (a)                           900,000  Gold                             4,972,230        0.3
Grand Casinos, Inc. (a)                            2,000,000  Travel & Recreation             16,125,000        1.0
Guangshen Railway Company Ltd. (ADR)                 500,000  Railroads & Shipping             3,000,000        0.2
Gundle/SLT Environmental, Inc. (a)                   662,800  Chemicals                        2,651,200        0.2
GZA GeoEnvironmental
  Technologies, Inc. (a)(b)                          372,700  Business Services                1,630,562        0.1
Hallmark Capital Corporation (a)                     110,000  Banks                            1,210,000        0.1
Hallmark Financial Services, Inc. (a)(b)           1,060,000  Insurance                          463,750        0.0
Hampshire Group Ltd. (a)                             206,000  Apparel                          2,729,500        0.2
Hanover Foods Corporation (Class A) (b)               50,500  Food & Agriculture               2,903,750        0.2
Harding Lawson Associates Group, Inc. (a)(b)         327,500  Business Services                2,005,937        0.1
Health Power, Inc. (a)(b)                            350,000  Drugs & Medicine                   896,875        0.1
HealthRite, Inc. (a)(b)                              500,000  Drugs & Medicine                 1,000,000        0.1
High Plains Corporation (a)(b)                     1,500,000  Chemicals                        2,531,250        0.2
HMN Financial, Inc. (b)                              250,500  Banks                            2,943,375        0.2
Home Federal Bancorp (b)                             290,250  Banks                            6,458,062        0.4
Home Products International, Inc. (a)(b)             283,100  Retail                           2,813,306        0.2
Home Security International, Inc. (a)(b)             500,000  Business Services                5,625,000        0.4
ICN Pharmaceuticals, Inc. (b)(d)                   2,801,000  Drugs & Medicine                63,372,625        4.1
ICTS International N.V. (a)                          300,000  Business Services                1,518,750        0.1
IEC Electronics Corporation (a)(b)                   728,800  Electronics                      3,006,300        0.2
In Home Health, Inc. (a)(b)                          533,333  Drugs & Medicine                   966,666        0.1
Intercontinental Life Corporation (a)(b)             225,800  Insurance                        4,516,000        0.3
Intermet Corporation                                 600,000  Non-Ferrous Metals               7,837,500        0.5
International Aircraft Investors (a)(b)              430,000  Miscellaneous Financial          2,633,750        0.2
International Airline Support Group, Inc.(a)(b)      250,000  Air Transport                    1,156,250        0.1
The IT Group, Inc. (a)                               402,900  Business Services                4,482,262        0.3
John B. Sanfilippo & Son, Inc. (a)(b)                355,000  Food & Agriculture               1,508,750        0.1
The Judge Group, Inc. (a)                            400,000  Business Services                  875,000        0.1
K-Tron International, Inc. (a)                       122,000  Electronics                      2,226,500        0.1
Kaye Group, Inc. (b)                                 363,600  Insurance                        2,727,000        0.2
Kentucky Electric Steel, Inc. (a)(b)                 450,000  Steel                            1,575,000        0.1
Koss Corporation (a)                                 151,000  Consumer Durables                1,670,437        0.1
LaCrosse Footwear, Inc. (b)                          447,800  Apparel                          4,142,150        0.3
Lindal Cedar Homes, Inc. (a)(b)                      405,400  Construction                       658,775        0.0
The Lion Brewery, Inc. (a)(b)                        375,000  Liquor                           1,687,500        0.1
LSI Industries, Inc.                                 300,000  Construction                     6,731,250        0.4
M.D.C. Holdings, Inc.                                250,000  Construction                     5,343,750        0.3
M/I Schottenstein Homes, Inc.                        278,400  Construction                     6,124,800        0.4
Magal Security Systems Ltd. (a)(b)                   650,000  Business Services                1,584,375        0.1
Manchester Equipment Company, Inc. (a)               300,000  Business Services                1,031,250        0.1
Marten Transport Ltd. (a)(b)                         333,300  Trucking & Freight               4,416,225        0.3
Martin Industries, Inc. (b)                          450,000  Producer Goods                   1,237,500        0.1
Matrix Service Company (a)(b)                        600,000  Construction                     2,850,000        0.2
Maxicare Health Plans, Inc. (a)(b)                 1,000,000  Drugs & Medicine                 5,375,000        0.3
Meadow Valley Corporation (a)                        150,000  Construction                       721,875        0.1
Mercury Air Group, Inc. (a)(b)                       397,000  Air Transport                    3,176,000        0.2
MFRI, Inc. (a)(b)                                    400,000  Producer Goods                   2,000,000        0.1
Microtest, Inc. (a)                                  371,100  Electronics                      1,020,525        0.1
Midwest Express Holdings, Inc. (a)(b)                100,000  Air Transport                    2,631,250        0.2
Mining Services International Corporation            250,000  Energy & Raw Materials           1,312,500        0.1
MMI Companies, Inc.                                  400,000  Insurance                        6,700,000        0.4
Monro Muffler Brake, Inc. (a)                        213,000  Motor Vehicles                   1,544,250        0.1
Morgan Products Ltd. (a)(b)                          850,000  Construction                     2,975,000        0.2

                                               HEARTLAND VALUE FUND
                                SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1998
-------------------------------------------------------------------------------------------------------------------
                                                                                                         Percent of
        COMMON STOCKS - 102.4% [CONT'D]            Shares              Industry                Value     Net Assets
-------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [CONT'D]

Motor Club of America (a)(b)                         146,000  Insurance                      $ 2,089,625        0.1%
MYR Group, Inc. (b)                                  501,600  Construction                     5,768,400        0.4
Napco Security Systems, Inc. (a)                     150,000  Electronics                        600,000        0.0
National Home Health Care Corporation (a)            242,900  Drugs & Medicine                 1,153,775        0.1
Networks North, Inc. (a)(b)                          200,000  Media                              562,500        0.0
Norrell Corporation                                  300,000  Business Services                4,425,000        0.3
Northwest Pipe Company (a)                            97,200  Steel                            1,567,350        0.1
Novamerican Steel, Inc. (a)                          436,200  Steel                            3,653,175        0.2
Nu Horizons Electronics Corporation (a)(b)           700,000  Electronics                      3,587,500        0.2
O.I. Corporation (a)(b)                              333,100  Optical & Photo Equipment        1,852,869        0.1
Orthologic Corporation (a)                         1,196,400  Drugs & Medicine                 4,000,522        0.3
Osmonics, Inc. (a)(b)                              1,275,600  Producer Goods                  10,762,875        0.7
Park-Ohio Holdings Corporation (a)                    94,000  Producer Goods                   1,421,750        0.1
Patrick Industries, Inc. (b)                         312,000  Construction                     4,797,000        0.3
PBOC Holdings, Inc. (a)                              450,000  Banks                            4,612,500        0.3
PDK Labs, Inc. (a)(b)                                380,000  Drugs & Medicine                 1,116,250        0.1
Pentech International, Inc. (a)                      694,900  Non-Durables & Entertainment       629,788        0.0
PIA Merchandising Services, Inc. (a)(b)              545,000  Business Services                1,362,500        0.1
PICO Holdings, Inc. (a)                              240,000  Insurance Specialty              3,180,000        0.2
Planer Systems, Inc. (a)                             400,000  Business Machines                2,725,000        0.2
Play by Play Toys & Novelties, Inc. (a)              400,000  Non-Durables & Entertainment     2,800,000        0.2
Pointe Financial Corporation (a)                      84,200  Banks                              868,312        0.1
Powell Industries, Inc. (a)(b)                       600,000  Electronics                      6,000,000        0.4
Printronix, Inc. (a)                                 100,000  Computer Peripherals             1,437,500        0.1
Professionals Group, Inc. (a)(b)                     242,000  Insurance                        7,502,000        0.5
PXRE Corporation                                     600,000  Insurance                       15,037,500        1.0
Rainforest Cafe, Inc. (a)                            716,500  Non-Durables & Entertainment     4,343,781        0.3
Ramsay Health Care, Inc. (a)(b)                      700,000  Drugs & Medicine                 1,137,500        0.1
Raytel Medical Corporation (a)(b)                    880,000  Drugs & Medicine                 4,097,544        0.3
RDO Equipment Company (Class A) (a)                  100,000  Motor Vehicles                     750,000        0.1
Reliance Steel & Aluminum Company                    284,200  Non-Ferrous Metals               7,851,025        0.5
RenaissanceRe Holdings Ltd.                          250,000  Insurance                        9,156,250        0.6
Resound Corporation (a)                            1,000,000  Optical Photo & Equipment        3,750,000        0.2
Riviera Tool Company (a)(b)                          320,250  Producer Goods                   1,521,187        0.1
The Rottlund Company, Inc. (a)(b)                    550,000  Construction                     2,200,000        0.1
Rush Enterprises, Inc. (a)                           205,000  Motor Vehicles                   2,255,000        0.1
Saucony, Inc. (Class B) (a)(b)                       610,000  Apparel                          3,812,500        0.2
Scan-Optics, Inc. (a)(b)                             550,000  Business Machines                2,096,875        0.1
Seacoast Financial Services Corporation (a)          500,000  Banks                            5,125,000        0.3
The Seibels Bruce Group, Inc. (a)(b)                 500,000  Insurance                        1,687,500        0.1
Shiloh Industries, Inc. (a)                          209,500  Producer Goods                   2,749,688        0.2
SIFCO Industries, Inc.                               176,200  Aerospace                        2,191,488        0.1
Six Rivers National Bank (a)(b)                       93,300  Banks                            1,084,613        0.1
Southern Energy Homes, Inc. (a)(b)                   950,000  Construction                     5,818,750        0.4
Spacehab, Inc. (a)                                   282,700  Electronics                      2,968,350        0.2
Spectrum Control, Inc. (a)                            95,200  Electronics                        428,400        0.0
Speizman Industries, Inc. (a)(b)                     296,000  Producer Goods                   1,295,000        0.1
Steel Technologies, Inc.                             245,800  Steel                            1,659,150        0.1
The Stephan Company                                  200,000  Soap & Cosmetics                 2,050,000        0.1
Stifel Financial Corporation                         200,000  Miscellaneous Financial          2,087,500        0.1
Strategic Diagnostics, Inc. (a)                      310,000  Chemicals                          620,000        0.0
Summit Bank Corporation                               48,900  Banks                              806,850        0.1
Sunrise International Leasing Corporation (a)(b)     630,000  Business Services                2,047,500        0.1
Tech-Sym Corporation (a)(b)                          353,000  Aerospace                        7,854,250        0.5
Technology Research Corporation (a)(b)               500,000  Producer Goods                     593,750        0.0
Tesoro Petroleum Corporation (a)(b)                1,250,100  Domestic Oil                    15,157,463        1.0
Todhunter International, Inc. (a)(b)                 490,000  Liquor                           3,981,250        0.3
Trak Auto Corporation (a)(b)                         490,500  Motor Vehicles                   3,556,125        0.2
TransCoastal Marine Services, Inc. (a)(b)            850,000  Domestic Oil                     2,523,480        0.2
U.S. Home Corporation (a)                            400,000  Construction                    13,300,000        0.9

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] - DECEMBER 31, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Percent of
COMMON STOCKS - 102.4% [CONT'D]                    Shares             Industry                     Value         Net Assets
---------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratio [cont'd]
United Security Bancorporation (a)(b)              187,465       Banks                          $  2,835,408         0.2%
United Wisconsin Services, Inc.                    790,000       Insurance                         6,863,125         0.4
Universal Forest Products, Inc.                    293,200       Paper & Forest Products           5,882,325         0.4
UroCor, Inc. (a)                                   500,000       Drugs & Medicine                  3,187,500         0.2
URS Corporation (a)(b)                             800,000       Business Services                18,700,000         1.2
Verdant Brands, Inc. (a)(b)                      1,311,000       Non-Durables & Entertainment      1,392,938         0.1
Washington Homes, Inc. (a)                         180,300       Construction                      1,059,263         0.1
Webco Industries, Inc. (a)                         300,000       Steel                             1,987,500         0.1
Wescast Industries, Inc. (Class A) (c)             149,500       Motor Vehicles                    4,363,905         0.3
Wilsons The Leather Experts, Inc. (a)              300,000       Retail                            3,300,000         0.2
Winsloew Furniture, Inc. (a)                       135,700       Consumer Durables                 3,596,050         0.2
Winston Resources, Inc. (a)                        100,000       Business Services                   362,500         0.0
World Acceptance Corporation (a)                   400,000       Miscellaneous Financial           2,600,000         0.2
World of Science, Inc. (a)(b)                      286,000       Retail                              965,250         0.1
Worldtex, Inc. (a)                                 555,000       Apparel                           2,011,875         0.1
Zindart Ltd. (ADR) (a)                             315,700       Miscellaneous & Conglomerates     2,269,094         0.1
                                                                                                ------------        ----
                                                                                                $808,886,138        52.3%
Low Price to Book Value
ACT Networks, Inc. (a)(b)                          823,100       Business Machines              $ 10,082,975         0.7%
Alabama National Bancorporation                    110,000       Banks                             2,935,625         0.2
Alta Gold Company (a)                              800,000       Gold                              1,225,040         0.1
American Medical Security Group, Inc.              650,000       Insurance                         9,303,125         0.6
Apex Silver Mines Ltd.                             190,000       Gold                              1,567,500         0.1
Associated Banc-Corp                               669,375       Banks                            22,884,258         1.5
Baldwin Piano & Organ Company (a)(b)               331,500       Non-Durables & Entertainment      3,190,688         0.2
Banknorth Group, Inc.                              100,000       Banks                             3,762,500         0.2
Barrett Business Services, Inc. (a)(b)             625,000       Business Services                 5,312,500         0.3
BTG, Inc. (a)(b)                                   800,000       Business Services                 4,950,000         0.3
Bunka Shutter Company Ltd. (c)                   1,500,000       Construction                      3,437,100         0.2
Burlington Coat Factory Warehouse Corp.            700,000       Retail                           11,418,750         0.7
Campbell Resources, Inc. (a)(b)                 12,000,000       Gold                              3,000,000         0.2
Cash America International, Inc.                   639,500       Miscellaneous Financial           9,712,406         0.6
Check Technology Corporation (a)                   210,000       Electronics                         613,599         0.0
Children's Comprehensive Services, Inc. (a)        275,000       Business Services                 3,884,375         0.2
Chofu Seisakusho Company Ltd. (c)                  300,000       Consumer Durables                 3,318,540         0.2
Ciprico, Inc. (a)(b)                               490,000       Business Machines                 3,307,500         0.2
Cohesion Technologies, Inc. (a)(b)                 878,500       Drugs & Medicine                  3,184,563         0.2
Collaborative Clinical Research, Inc. (a)(b)       600,000       Business Services                 2,400,000         0.2
Commercial Federal Corporation                     450,000       Banks                            10,434,375         0.7
Copley Pharmaceutical, Inc. (a)                    404,700       Drugs & Medicine                  4,198,763         0.3
CSP, Inc. (a)(b)                                   331,300       Electronics                       2,629,694         0.2
D & N Financial Corporation (b)                    440,000       Banks                            10,395,000         0.7
Davel Communications, Inc. (a)(b)                  360,184       Telephone                         6,573,358         0.4
Denyo Company Ltd. (c)                             227,000       Producer Goods                    1,215,653         0.1
ECC International Corporation (a)(b)               700,000       Electronics                       1,750,000         0.1
Evergreen Resources, Inc. (a)(b)                   382,500       Domestic Oil                      6,789,375         0.4
Fukuda Denshi Company (c)                          500,000       Drugs & Medicine                  6,277,150         0.4
GA Financial, Inc.                                 100,000       Banks                             1,550,000         0.1
Gensia Sicor, Inc. (a)                           1,500,000       Drugs & Medicine                  6,796,950         0.4
Health Management Systems, Inc. (a)                200,000       Business Services                 1,575,000         0.1
Hibiya Engineering Company Ltd. (c)                500,000       Construction                      2,063,100         0.1
Horipro, Inc. (c)                                  600,000       Non-Durables & Entertainment      2,923,500         0.2
ImmuLogic Pharmaceutical Corporation (a)(b)      2,000,000       Drugs & Medicine                  2,437,600         0.1
Iwerks Entertainment, Inc. (a)(b)                1,100,000       Non-Durables & Entertainment      1,168,750         0.1
Kansai Kosaido Company Ltd. (c)                    400,000       Media                             2,528,440         0.2
Katsuragawa Electric Company (c)                   407,000       Business Machines                 1,643,670         0.1
Kentucky Fried Chicken Japan Ltd. (c)              500,000       Non-Durables & Entertainment      4,696,900         0.3
Kofax Image Products, Inc. (a)                     100,000       Business Machines                   775,000         0.1
Kondotec, Inc. (c)                                 500,000       Construction                      2,418,700         0.1

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1998

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Percent of
COMMON STOCKS - 102.4% [cont'd]                    Shares                 Industry                   Value          Net Assets
------------------------------------------------------------------------------------------------------------------------------
Low Price to Book Value [cont'd]
LAI Worldwide, Inc. (a)(b)                         610,000          Business Services             $  3,698,125         0.2%
LCS Industries, Inc. (b)                           242,400          Business Services                4,166,250         0.3
Life USA Holding, Inc. (a)                         200,000          Insurance                        2,575,000         0.2
M/A/R/C, Inc. (b)                                  300,000          Business Services                3,187,500         0.2
MAF Bancorp, Inc.                                  750,000          Banks                           19,875,000         1.3
The Marcus Corporation                             225,000          Non-Durables & Entertainment     3,656,250         0.2
Massbank Corporation                               133,333          Banks                            5,216,654         0.3
Matrix Pharmaceutical, Inc. (a)(b)               2,100,000          Drugs & Medicine                 5,512,500         0.4
Matsumoto Yushi-Seiyaku Company (c)                419,000          Chemicals                        8,791,626         0.6
Medical Graphics Corporation (a)(b)                543,450          Drugs & Medicine                   645,347         0.0
Moore Medical Corporation (a)(b)                   200,000          Drugs & Medicine                 2,700,000         0.2
NABI, Inc. (a)(b)                                3,200,000          Drugs & Medicine                 8,600,000         0.6
Network Equipment Technologies, Inc. (a)           470,500          Business Machines                4,852,031         0.3
New Brunswick Scientific Company, Inc. (a)(b)      277,136          Electronics                      1,662,816         0.1
Nissui Pharmaceutical Company Ltd. (c)             776,000          Drugs & Medicine                 3,413,158         0.2
Northwest Equity Corporation (b)                    80,000          Banks                            1,760,000         0.1
Ontro, Inc. (a)(b)                                 333,900          Non-Durables & Entertainment     1,085,175         0.1
Parlex Corporation (a)                             213,600          Electronics                      2,136,000         0.1
Penn Engineering & Manufacturing Corporation       200,000          Producer Goods                   4,475,000         0.3
Precision Response Corporation (a)                 350,000          Business Services                2,668,750         0.2
Premium Wear, Inc. (a)(b)                          200,000          Apparel                          1,437,500         0.1
Presidential Life Corporation                    1,362,800          Insurance                       27,085,650         1.8
Providence & Worcester Railroad
  Company (b)                                      200,000          Railroads & Shipping             2,500,000         0.2
Rehabilicare, Inc. (a)(b)                          312,100          Drugs & Medicine                 1,014,325         0.1
Reliance Bancshares, Inc.                           50,000          Banks                              500,000         0.0
Right Management Consultants, Inc. (a)(b)          500,000          Business Services                7,375,000         0.5
Riken Vitamin Company Ltd. (c)                     500,000          Drugs & Medicine                 4,385,250         0.3
Ryan's Family Steak Houses, Inc. (a)(b)            500,000          Non-Durables & Entertainment     6,187,500         0.4
Salient 3 Communications, Inc. (a)(b)              300,000          Electronics                      2,737,500         0.2
Sangetsu Company Ltd. (c)                          500,000          Consumer Durables                7,418,450         0.5
Sanko Sangyo Company (c)                           111,000          Business Services                  935,519         0.1
Santa Barbara Restaurant Group, Inc. (a)           286,290          Non-Durables & Entertainment     1,091,481         0.1
SCPIE Holdings, Inc.                               257,800          Insurance                        7,814,563         0.5
Shikoku Coca-Cola Bottling Company (c)             400,000          Food & Agriculture               4,842,640         0.3
SK Kaken Company Ltd. (c)                          150,000          Construction                     1,711,950         0.1
Smartflex Systems, Inc. (a)(b)                     550,000          Electronics                      3,987,500         0.2
Spectrian Corporation (a)                          230,000          Electronics                      2,961,250         0.2
St. Francis Capital Corporation                    100,000          Banks                            4,225,000         0.3
St. Paul Bancorp, Inc.                             258,568          Banks                            7,037,911         0.4
Sterling Financial Corporation (a)                 275,000          Banks                            4,675,000         0.3
Strattec Security Corporation (a)(b)               497,000          Producer Goods                  14,910,000         0.9
Teikoku Hormone Manufacturing
  Company Ltd. (c)                                 500,000          Drugs & Medicine                 2,941,050         0.2
Tipperary Corporation (a)(b)                     1,300,000          Energy & Raw Materials           1,381,250         0.1
Toyo Tec Company Ltd. (c)                          200,000          Business Services                1,120,240         0.1
Trimark Holdings, Inc. (a)(b)                      400,000          Non-Durables & Entertainment     1,000,000         0.1
U.S. Global Investors, Inc. (Class A) (a)(b)       588,300          Miscellaneous Financial            919,219         0.1
Unionbancorp, Inc.                                 129,300          Banks                            2,165,775         0.1
VTEL Corporation                                 1,000,000          Telecommunications               2,562,500         0.2
Webster Financial Corporation                      200,600          Banks                            5,503,963         0.3
Weyco Group, Inc.                                  177,000          Apparel                          4,491,375         0.3
                                                                                                  ------------        ----
                                                                                                  $417,928,565        27.0%
Below Average Price/Cash Flow Ratio
Advocat, Inc. (a)(b)                               530,500          Drugs & Medicine              $  2,950,906         0.2%
Akita Drilling Ltd. (Class A) (b)(c)               748,600          International Oil                3,820,405         0.2
Allied Healthcare Products, Inc. (a)(b)            775,000          Drugs & Medicine                 1,259,375         0.1
The Alpine Group, Inc. (a)(b)                    1,008,100          Producer Goods                  15,121,500         1.0
Asia Pacific Wire & Cable
  Corporation Ltd. (a)(b)                          700,000          Telephone                        2,800,000         0.2

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS - 102.4% [CONT'D]                     Shares             Industry                      Value         Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratio [CONT'D]

Beau Canada Exploration Ltd. (a)(c)              1,600,000          International Oil             $  2,007,520         0.1%
Benton Oil & Gas Company (a)                     1,000,000          Domestic Oil                     3,000,000         0.2
C.P. Clare Corporation (a)                         121,100          Electronics                        620,638         0.0
Cambior, Inc. (c)                                  500,000          Gold                             2,437,900         0.1
Caretenders Health Corporation (a)(b)              308,900          Drugs & Medicine                   849,475         0.1
Chieftan International, Inc. (a)                   181,000          Energy & Raw Materials           2,601,875         0.2
Clayton Williams Energy, Inc. (a)(b)               595,000          Domestic Oil                     5,950,000         0.4
Comdial Corporation (a)(b)                         500,000          Telephone                        4,406,250         0.3
Commonwealth Industries, Inc. (b)                  963,200          Non-Ferrous Metals               9,030,000         0.6
Crown Central Petroleum Corporation
  (ClassB) (a)(b)                                  800,000          Domestic Oil                     5,600,000         0.4
Donnelly Corporation (b)                           351,800          Motor Vehicles                   4,573,400         0.3
Exabyte Corporation (a)                            300,000          Business Machines                1,650,000         0.1
Filene's Basement Corporation (a)(b)             2,000,000          Retail                           4,750,000         0.3
Forest Oil Corporation (a)(b)                    1,500,000          Domestic Oil                    12,750,000         0.8
Fuji Coca-Cola Bottling Company Ltd. (c)           600,000          Food & Agriculture               5,794,320         0.4
Global Industrial Technologies, Inc. (a)           500,000          Construction                     5,343,750         0.3
Hallwood Consolidated Resources
  Corporation (a)(b)                               300,000          Domestic Oil                     3,300,000         0.2
Hallwood Group, Inc. (a)(b)                         59,500          Domestic Oil                     1,115,625         0.1
Howell Corporation (b)                             540,000          Domestic Oil                     1,113,750         0.1
Jaco Electronics, Inc. (a)(b)                      380,000          Electronics                      1,520,000         0.1
Jason, Inc. (a)                                    400,000          Producer Goods                   3,350,000         0.2
Landry's Seafood Restaurants, Inc. (a)             500,000          Non-Durables & Entertainment     3,750,000         0.2
Lechters, Inc. (a)                                 844,700          Retail                           2,085,395         0.1
Little Switzerland, Inc. (a)                       400,000          Retail                             925,000         0.1
Lone Star Steakhouse & Saloon (a)                  700,000          Non-Durables & Entertainment     6,431,250         0.4
Louis Dreyfus Natural Gas Corporation (a)          750,000          Domestic Oil                    10,687,500         0.7
M-Wave, Inc. (a)(b)                                300,000          Electronics                        562,500         0.0
Maezawa Kasei Industries Company (c)               262,700          Chemicals                        2,882,896         0.2
Material Sciences Corporation (a)(b)               805,000          Producer Goods                   6,842,500         0.4
Norstan, Inc. (a)(b)                               500,000          Telephone                        8,875,000         0.6
Numac Energy, Inc. (a)(c)                        2,085,400          International Oil                4,541,793         0.3
Outlook Group Corporation (a)(b)                   467,500          Media                            1,986,875         0.1
Petsec Energy Ltd. (ADR) (a)(b)                  2,108,300          Domestic Oil                     3,557,756         0.2
RARE Hospitality International, Inc. (a)           460,200          Non-Durables & Entertainment     6,442,800         0.4
Remington Oil & Gas Corporation (a)(b)           1,500,000          Domestic Oil                     4,781,250         0.3
Roy F. Weston, Inc. (Class A) (a)(b)               990,000          Business Services                2,722,500         0.2
Sholodge, Inc. (a)(b)                              550,000          Travel & Recreation              3,093,750         0.2
ShopKo Stores, Inc. (a)                            900,000          Retail                          29,925,000         1.9
Strouds, Inc. (a)(b)                               700,000          Retail                           1,093,750         0.1
Suprema Specialties, Inc. (a)(b)                   340,600          Food & Agriculture               1,703,000         0.1
The UniMark Group, Inc. (a)                        500,000          Food & Agriculture               1,093,750         0.1
UniSource Energy Corporation (a)                 1,500,000          Energy & Utilities              20,250,000         1.3
United Palm Oil Ind. Public Company Ltd. (c)       699,700          Food & Agriculture                 811,372         0.1
Universal Stainless & Alloy Products, Inc. (a)     200,000          Non-Ferrous Metals               1,500,000         0.1
Vicorp Restaurants, Inc. (a)(b)                    440,000          Non-Durables & Entertainment     6,820,000         0.5
Willbros Group, Inc. (a)                           236,100          Construction                     1,313,306         0.1
                                                                                                  ------------        ----
                                                                                                  $242,395,632        15.7%
Special Situations

Autonomous Technologies Corporation (a)            462,000          Drugs & Medicine              $  2,396,625         0.2%
Badger Meter, Inc. (b)                             200,000          Electronics                      7,125,000         0.5
Balanced Care Corporation (a)                      319,600          Drugs & Medicine                 2,556,800         0.2
Blue Wave Systems, Inc. (a)(b)                     440,400          Business Machines                1,541,400         0.1
Children's Broadcasting Corporation (a)(b)         680,000          Media                            1,997,500         0.1
Eaton Vance Corporation (b)                        250,000          Miscellaneous Financial          5,218,750         0.4
Effective Management Systems, Inc. (a)(b)          375,000          Business Machines                  632,813         0.1
Happy Kids, Inc. (a)                               115,000          Apparel                          1,466,250         0.1

                             HEARTLAND VALUE FUND
             SCHEDULE OF INVESTMENTS [CONT'D] . December 31, 1998

--------------------------------------------------------------------------------------------------------
                                                                                              Percent of
       COMMON STOCKS - 102.4% [CONT'D]              Shares          Industry          Value   Net Assets
--------------------------------------------------------------------------------------------------------
Special Situations [CONT'D]
Interdigital Communications
 Corporation (a)(b)                              4,500,000  Telephone        $   20,531,250          1.3%
Interpore International (a)(b)                     600,000  Drugs & Medicine      3,562,500          0.2
Lithia Motors, Inc. (a)(b)                         300,000  Motor Vehicles        4,950,000          0.3
Mentor Corporation                                 750,000  Drugs & Medicine     17,578,125          1.1
Minntech Corporation (b)                           600,000  Drugs & Medicine      9,300,000          0.6
RightCHOICE Managed Care, Inc.
 (Class A) (a)(b)                                  960,500  Drugs & Medicine     11,045,750          0.7
Starcraft Corporation (a)(b)                       400,000  Motor Vehicles        1,100,000          0.1
Syncor International Corporation (a)               293,000  Drugs & Medicine      7,984,250          0.5
Teltrend, Inc. (a)(b)                              500,000  Telephone             9,562,500          0.6
The Topps Company, Inc. (a)                      1,000,000  Media                 5,000,000          0.3
                                                                             ---------------      --------
                                                                                113,549,513          7.4%
                                                                             ---------------
TOTAL COMMON STOCKS ($1,444,160,472)                                         $1,582,759,848

--------------------------------------------------------------------------------------------------------
                                                   Par                                        Percent of
SHORT-TERM INVESTMENT - 0.0%                     Amount                          Value        Net Assets
--------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (+) - 0.0%
Wisconsin Electric Power Company 5.18%          $   500,000                  $      500,000          0.0%
                                                                             ---------------
TOTAL SHORT-TERM INVESTMENT (COST $500,000)                                  $      500,000

TOTAL INVESTMENTS (COST $1,444,660,472)......................................$1,583,259,848        102.4%
Liabilities, less cash and receivables.......................................   (37,701,291)        (2.4)
                                                                             ---------------      --------
TOTAL NET ASSETS.............................................................$1,545,558,557        100.0%
                                                                             ===============      ========


(a) Non-income producing security.
(b) Affiliated company.  See Note 9 in Notes to Financial Statements.
(c) Foreign-denominated security.
(d) All or part of security committed to cover margin requirements for futures contracts.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate listed is as of December 31, 1998.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                   SCHEDULE OF INVESTMENTS . December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
     Par                                                                                                                 Percent of
    Amount           LONG TERM INVESTMENTS - 105.5%                      Coupon       Maturity         Value             Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                     U.S. TREASURY AND AGENCY SECURITIES - 38.0%
                     U.S. TREASURY SECURITIES - 26.6%
   $2,200,000        U.S. Treasury Bond(a)                                8.125%     08/15/2019     $ 2,938,449               5.4%
    7,000,000        U.S. Treasury Bond(a)                                7.875      02/15/2021       9,204,819              16.8
    7,500,000        U.S. Treasury Strips                                 0.000      05/15/2019       2,431,064               4.4
                                                                                                    -----------
                                                                                                     14,574,332
                     AGENCY SECURITIES - 11.4%
    3,000,000        Federal National Mortgage Association
                       (Callable 12/12/2001)                              6.700      12/12/2006       3,118,575               5.7
    3,000,000        Federal National Mortgage Association
                       (Callable 07/06/2002)                              6.760      07/16/2007       3,151,123               5.7
                                                                                                   ------------
                                                                                                      6,269,698
                                                                                                   ------------
                      TOTAL U.S. TREASURY AND AGENCY SECURITIES (Cost $19,961,369)                   20,844,030

                      MORTGAGE-RELATED SECURITIES - 67.5%
                      PASS-THROUGH SECURITIES - 39.9%
      234,395         FHLMC #260666                                       8.250      03/01/2008         245,163               0.4
    1,000,321         FHLMC #280656                                       9.000      06/01/2014       1,070,031               1.9
    1,400,000         FNGL #252279                                        8.000      08/01/2028       1,449,434               2.6
    2,555,257         FNMA #190850 CL                                     7.500      06/01/2001       2,615,146               4.8
      831,398         FNMA #208578 CL                                     7.500      03/01/2013         858,938               1.6
      524,913         FNMA #304119 CL                                     8.500      02/01/2025         554,111               1.0
      990,737         FNMA #309494 RE                                     6.500      09/01/2025       1,000,955               1.8
    1,926,687         FNMA #361493 GL                                     9.000      01/01/2025       2,042,288               3.7
    1,523,765         FNMA Grantor Trust 1995 - T5A                       7.000      03/17/2035       1,547,443               2.8
    5,000,000         FNMA TBA(b)                                         6.500      01/15/2028       5,029,700               9.2
      233,005         GNMA #31652                                         8.500      09/15/2009         248,879               0.5
      182,444         GNMA #293146 MHB                                   10.250      07/15/2005         190,769               0.4
    1,442,225         GNMA #443630 MHD                                    9.000      11/15/2017       1,643,687               3.0
    3,334,265         GNMA #411360 SF                                     7.000      09/15/2025       3,424,916               6.2
                                                                                                   ------------
                                                                                                     21,921,460
                      COLLATERALIZED MORTGAGE OBLIGATIONS - 27.6%
    5,000,000         FHLMC CMO-SEQ 1978 BC                               6.500      05/15/2025       5,123,374               9.4
    2,000,000         FHLMC CMO-SEQ 2073 PJ                               6.000      10/15/2023       2,017,863               3.7
    3,000,000         FNMA CMO-PAC 1993 - 38L                             5.000      08/25/2022       2,865,461               5.2
    5,000,000         VAVENDEE CMO-SEQ 1992 - 2F                          7.000      02/15/2018       5,123,372               9.3
                                                                                                   ------------
                                                                                                     15,130,070
                                                                                                   ------------
                      TOTAL MORTGAGE-RELATED SECURITIES (Cost $36,083,844)                           37,051,530
                                                                                                   ------------
                      TOTAL LONG-TERM INVESTMENTS (Cost $56,045,213)                               $ 57,895,560
------------------------------------------------------------------------------------------------------------------------------------
     Par                                                                                                                  Percent of
    Amount            SHORT-TERM INVESTMENTS - 5.9%                                                     Value             Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                      COMMERCIAL PAPER - 3.3%
   $1,800,000         WPS Resources Corporation
                        4.50% 01/04/1999                                                           $  1,800,000               3.3%

                      VARIABLE RATE DEMAND NOTES (+)  2.6%
    745,000           Sara Lee Corporation 5.23%                                                        745,000               1.4
    686,000           Wisconsin Electric Power Company 5.18%                                            686,000               1.2
                                                                                                   ------------
                                                                                                      1,431,000
                                                                                                   ------------
                      TOTAL SHORT-TERM INVESTMENTS (Cost $3,231,000)                               $  3,231,000

                      TOTAL INVESTMENTS (Cost $59,276,213).........................................$ 61,126,560             111.4%
                      Liabilities, less cash and receivables.......................................  (6,241,058)            (11.4)
                                                                                                   ------------
                      TOTAL NET ASSETS.............................................................$ 54,885,502             100.0%
                                                                                                   ============        ==========

(a) All or a portion of security committed to cover margin requirements for futures contracts or when-issued securities.
(b) When-issued security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. The interest rates change periodically on specified dates. The rates listed are as of December 31, 1998.
The accompanying Notes to Financial Statements are an integral part of this Schedule

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

                                                    Large Cap
                                                   Value Fund
                                                   -----------
ASSETS:
 Investments in securities, at cost.............  $  7,768.393
                                                     =========


 Investments in securities, at value............  $  8,124,100
 Cash...........................................         6,022
 Receivable from securities sold................           ---
 Receivable from fund shares sold...............        41,760
 Variation margin on open futures contracts.....           ---
 Accrued dividends and interest.................        11,698
 Prepaid expenses...............................           286
 Deferred organization expenses.................         9,036
 Receivable from Advisor for expense
  reimbursement.................................        16,067
                                                      --------
     Total Assets...............................     8,208,969


LIABILITIES:
 Payable for securities purchased...............           ---
 Payable for fund shares redeemed...............       155,375
 Variation margin on open futures contracts.....           ---
 Short-term notes payable.......................           ---
 Distributions payable..........................           ---
 Payable to Advisor for management fee..........         5,111
 Payable to Advisor for deferred organization
  expenses......................................         9,036
 Accrued expenses...............................        14,107
                                                     ---------
     Total Liabilities..........................       183,629

TOTAL NET ASSETS................................  $  8,025,340



NET ASSETS CONSIST OF:
 Paid in capital................................  $  7,631,372
 Accumulated undistributed net investment income         2,121
 Accumulated undistributed net realized gains
  (losses) on investments.......................        36,140
 Net unrealized appreciation (depreciation) on
  investments...................................       355,707
                                                     ---------
TOTAL NET ASSETS................................  $  8,025,340
                                                     =========

SHARES OUTSTANDING, $.001 par value (50,000,000;
100,000,000; 100,000,000; 150,000,000 and
100,000,000 shares authorized, respectively)....       671,946
                                                     =========


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ................................  $      11.94
                                                     =========


The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                             U.S.
     Mid Cap             Value Plus                       Government
    Value Fund            Fund         Value Fund       Securities Fund
    ---------------    --------------  --------------   ---------------
    $    36,820,901    $ 184,076,410    $ 1,444,660,472   $  59,276,213
    ===============    =============    ===============   =============
    $    36,091,608    $ 174,075,990    $ 1,583,259,848   $  61,126,560
             16,801           60,263             25,326           7,253
            165,456        4,032,373          2,478,250          11,692
            101,455          238,796          1,393,181          33,503
                ---              ---                ---           1,875
             28,845        1,020,940            648,401         575,985
              1,347           10,770             74,088           1,712
              9,036              ---                ---             ---
             13,616              ---                ---             ---
    ---------------     ------------       ------------    ------------
         36,428,164      179,439,132      1,587,879,094      61,758,580
    ===============     ============      =============    ============

          1,451,605          745,845          1,459,410       6,489,779
            240,984        1,673,087         38,929,568         263,284
                ---              ---            385,937             ---
                ---        2,500,000                ---             ---
                ---              ---                ---          75,822
             22,223          107,103          1,012,091          11,727
              9,036              ---                ---             ---
             18,153           99,101            533,531          32,466
     --------------     ------------    ---------------   -------------
          1,742,001        5,125,136         42,320,537       6,873,078
    ---------------     ------------    ---------------   -------------
    $    34,686,163    $ 174,313,996    $ 1,545,558,557   $  54,885,502
     ==============    =============    ===============   =============

    $    35,535,232    $ 187,367,949    $ 1,407,896,455   $  58,451,149
                ---          201,118                ---             ---
           (119,776)      (3,254,651)            60,141      (5,419,078)
           (729,293)     (10,000,420)       137,601,961       1,853,431
     --------------     -----------     ---------------   -------------
    $    34,686,163    $ 174,313,996    $ 1,545,558,557   $  54,885,502
    ===============    =============    ===============   =============

          2,967,782       12,635,983         52,773,735       5,457,502
    ===============    =============    ===============   =============
    $         11.69    $       13.80    $         29.29   $       10.06
    ===============    =============    ===============   =============


STATEMENTS OF OPERATIONS
For the year ended December 31, 1998
                                                                    Large Cap
                                                                    Value Fund
                                                                  --------------
INVESTMENT INCOME:
 Dividends...................................................     $     158,088
 Interest....................................................            44,195
 Foreign tax withholding.....................................            (3,115)
                                                                  --------------
   Total investment income...................................           199,168
                                                                  --------------

EXPENSES:
 Management fees.............................................            63,119
 Distribution fees...........................................            21,040
 Transfer agent fees.........................................            16,433
 Custodian fees..............................................             2,755
 Printing and communications.................................             2,039
 Postage.....................................................             3,010
 Legal fees..................................................               427
 Registration fees...........................................             7,919
 Directors' fees.............................................            10,071
 Audit fees..................................................             9,362
 Amortization of organization expenses.......................             3,286
 Other operating expenses....................................            21,916
                                                                  --------------
 Total expenses before interest expense, dividends on short
    positions, and expense reimbursement and management
    fee waivers..............................................           161,377
 Total interest expense and/or dividends on short positions..                --
                                                                  --------------
 Total expenses before expense reimbursement
  and management fee waivers.................................           161,377
 Less: Expense reimbursement and management fee waivers......          (161,377)
                                                                  --------------
 Net expenses................................................                 0
                                                                  --------------
NET INVESTMENT INCOME........................................           199,168
                                                                  --------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on:
   Long positions............................................            72,330
   Short positions...........................................                --
   Futures contracts.........................................                --
   Options...................................................                --
 Net increase (decrease) in unrealized appreciation on:
   Long positions............................................          (198,786)
   Futures contracts.........................................                --
   Options...................................................                --
                                                                  --------------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS..     $    (126,456)
                                                                  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $      72,712
                                                                  ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                                      U.S.
    Mid Cap             Value Plus                                 Government
   Value Fund              Fund                 Value Fund       Securities Fund
 ---------------     -----------------       ----------------    ---------------
 $      536,149      $    7,304,993          $  10,475,509       $         ---
        183,070           6,751,503             16,376,934           3,476,319
         (1,512)            (23,918)              (143,886)                ---
 ---------------     -----------------       ----------------    ---------------
        717,707          14,032,578             26,708,557           3,476,319
 ---------------     -----------------       ----------------    ---------------


        308,896           2,030,188             14,781,523             352,945
        102,965             725,067              4,927,174             133,425
         53,866             299,930              1,503,411              54,907
          9,689              62,038                297,642               7,516
          5,071              28,047                170,725               9,500
          5,058              45,160                170,016              14,014
          3,593              13,055                 92,687               1,406
          9,453              18,699                 73,272               7,641
         11,145              15,003                 53,005              11,426
          9,995              16,062                 45,253              10,009
          3,286               6,352                    ---                 ---
         25,523              72,630                197,779              25,460
 ---------------     -----------------       ----------------    ---------------

        548,540           3,332,231             22,312,487             628,249
            ---              74,290                  2,737                 ---
 ---------------     -----------------       ----------------    ---------------

        548,540           3,406,521             22,315,224             628,249

        (43,246)                ---                    ---            (219,542)
 ---------------     -----------------       ----------------    ---------------
        505,294           3,406,521             22,315,224             408,707
 ---------------     -----------------       ----------------    ---------------
        212,413          10,626,057              4,393,333           3,067,612
 ---------------     -----------------       ----------------    ---------------

        (60,288)         (3,277,428)            81,848,292             759,766
            ---                 ---                175,040                 ---
            ---                 ---            (24,741,971)            (20,646)
            ---              23,194                516,382                 ---

     (4,914,405)        (35,114,200)          (288,727,707)            318,460
            ---                 ---               (997,415)              3,084
            ---                 ---                    ---                 ---
 ---------------     -----------------       ----------------     --------------
     (4,974,693)        (38,368,434)          (231,927,379)          1,060,664
 ---------------     -----------------       ----------------     --------------
 $   (4,762,280)     $  (27,742,377)         $(227,534,046)       $  4,128,276
 ===============     =================       ================     ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    Large Cap
                                                                                                    Value Fund
                                                                                   ------------------------------------------
                                                                                    Year Ended                   Year Ended
                                                                                   Dec. 31, 1998                Dec. 31, 1997
                                                                                   -------------                -------------
OPERATIONS:
  Net investment income.....................................................         $   199,168                  $    64,042
  Net realized gains (losses) on investments................................              72,330                      419,278
  Net increase (decrease) in unrealized appreciation on investments.........            (198,786)                     475,417
                                                                                     -----------                  -----------
    Net increase (decrease) in net assets resulting from operations.........              72,712                      958,737
                                                                                     -----------                  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................................            (197,047)                     (64,103)
  Net realized gains on investments.........................................            (169,485)                    (284,851)
                                                                                     -----------                  -----------
  Net distributions to shareholders.........................................            (366,532)                    (348,954)
                                                                                     -----------                  -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued...............................................           5,074,757                    6,205,875
  Reinvested dividends from net investment income and distributions
   from net realized gains on investments...................................             355,161                      337,665
  Cost of shares redeemed...................................................          (4,776,114)                  (1,929,442)
                                                                                     -----------                  -----------
    Net increase (decrease) in net assets derived from Fund
      share activities......................................................             653,804                    4,614,098
                                                                                     -----------                  -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS.....................................             359,984                    5,223,881

NET ASSETS AT THE BEGINNING OF THE YEAR.....................................           7,665,356                    2,441,475
                                                                                     -----------                  -----------
NET ASSETS AT THE END OF THE YEAR...........................................         $ 8,025,340                  $ 7,665,356
                                                                                     ===========                  ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................................         $     2,121                  $     - - -
                                                                                     ===========                  ===========


The accompanying Notes to Financial Statements are an integral part of these Statements.

 ----------------------------------      ---------------------------------------
              Mid Cap                                  Value Plus
             Value Fund                                  Fund
 ----------------------------------      ---------------------------------------
   Year Ended          Year Ended            Year Ended         Year Ended
  Dec. 31, 1998     Dec. 31, 1997          Dec. 31, 1998      Dec. 31, 1997
 ---------------   ----------------       -----------------  -------------------

 $      212,413    $       140,656        $     10,626,057  $         6,504,237
        (60,288)           657,060              (3,254,234)          23,512,585
     (4,914,405)         3,851,838             (35,114,200)          18,312,281
 ---------------   ----------------       -----------------  -------------------
     (4,762,280)         4,649,554             (27,742,377)          48,329,103
 ---------------   ----------------       -----------------  -------------------

       (212,413)          (140,668)            (10,437,624)          (6,491,552)
            ---           (712,944)               (539,961)         (22,973,041)
 ---------------   ----------------       -----------------  -------------------
       (212,413)          (853,612)            (10,977,585)         (29,464,593)
 ---------------   ----------------       -----------------  -------------------

     29,193,427         30,209,525             225,703,596          369,805,993

        211,255            842,673               9,753,798           27,702,491
    (26,301,867)        (5,224,061)           (358,704,802)        (146,673,814)
 ---------------    ---------------       -----------------  -------------------
      3,102,815         25,828,137            (123,247,408)         250,834,670
 ---------------    ---------------       -----------------  -------------------

     (1,871,878)        29,624,079            (161,967,370)         269,699,180

     36,558,041          6,933,962             336,281,366           66,582,186
 ---------------    ---------------       -----------------  -------------------
     34,686,163         36,558,041             174,313,996          336,281,366
 ===============    ===============       =================  ===================
 $          ---     $          ---        $        201,118  $            12,685
 ===============    ===============       =================  ===================

STATEMENTS OF CHANGES IN NET ASSETS



OPERATIONS:
 Net investment income.........................................................
 Net realized gains (losses) on investments....................................
 Net increase (decrease) in unrealized appreciation on investments.............
 Net increase (decrease) in net assets resulting from operations...............


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.........................................................
 Net realized gains on investments.............................................
  Net distributions to shareholders............................................


FUND SHARE ACTIVITIES:
 Proceeds from shares issued...................................................
 Proceeds from Fund merger.....................................................
 Reinvested dividends from net investment income and
  distributions from net realized gains on investments.........................
 Cost of shares redeemed.......................................................
 Net increase (decrease) in net assets derived from Fund
  share activities.............................................................

TOTAL INCREASE (DECREASE) IN NET ASSETS........................................

NET ASSETS AT THE BEGINNING OF THE YEAR........................................

NET ASSETS AT THE END OF THE YEAR..............................................

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS).....................................


The accompanying Notes to Financial Statements are an integral part of these Statements.

----------------------------------               -------------------------------
              Value                                      U.S. Government
               Fund                                      Securities Fund
----------------------------------               -------------------------------
    Year Ended       Year Ended                   Year Ended       Year Ended
   Dec. 31, 1998    Dec. 31, 1997                Dec. 31, 1998    Dec. 31, 1997
-----------------  ---------------               --------------  ---------------
$      4,393,333   $    9,590,827                $   3,067,612   $    2,843,458
      57,797,743      273,233,950                      739,120         (374,326)
    (289,725,122)     109,578,793                      321,544        1,726,965
-----------------  ---------------               --------------  ---------------
    (227,534,046)     392,403,570                    4,128,276        4,196,097
-----------------  ---------------               --------------  ---------------
      (3,004,029)      (9,680,852)                  (3,069,809)      (2,825,690)
     (33,890,119)    (270,393,704)                         ---             ---
-----------------  ---------------               --------------  ---------------
     (36,894,148)    (280,074,556)                  (3,069,809)      (2,825,690)
-----------------  ---------------               --------------  ---------------

     343,555,971      512,410,502                   26,715,684       15,023,609
     104,944,820              ---                          ---              ---

      33,363,615      246,872,904                    2,330,317        2,054,279
    (798,592,335)    (371,657,576)                 (23,781,051)     (21,599,173)
-----------------  ---------------               --------------  ---------------

    (316,727,929)     387,625,830                    5,264,950       (4,521,285)
-----------------  ---------------               --------------  ---------------
    (581,156,123)     499,954,844                    6,323,417       (3,150,878)
   2,126,714,680    1,626,759,836                   48,562,085       51,712,963
-----------------  ---------------               --------------  ---------------

$  1,545,558,557   $2,126,714,680                $  54,885,502   $   48,562,085
=================  ===============               ==============  ===============
$            ---   $      (90,025)               $         ---   $        2,197
=================  ===============               ==============  ===============

FINANCIAL HIGHLIGHTS

                                                                                 Large Cap Value Fund
                                                  ----------------------------------------------------------------------------------
                                                                                                            Oct. 11, 1996(1)
                                                                                                               through
                                                         For the year ended December 31,                    Dec. 31, 1996
                                                              1998            1997
                                                  ----------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period..............        $     12.30       $     10.50                     $     10.00
Income (loss) from investment operations:
    Net investment income.........................               0.30              0.11                             ---
    Net realized and unrealized gains (losses)
      on investments..............................              (0.10)             2.28                            0.50
                                                          ------------       ------------                   -----------
      Total income (loss) from investment
        operations................................               0.20              2.39                            0.50
Less distributions from:
    Net investment income.........................              (0.30)            (0.11)                            ---
    Net realized gains on investments.............              (0.26)            (0.48)                            ---
                                                          ------------       ------------                   -----------
        Total distributions.......................              (0.56)            (0.59)                            ---
                                                          ------------       ------------                   -----------
Net asset value, end of period....................        $     11.94        $    12.30                     $     10.50
                                                          ============       ============                   ===========
Total Return......................................               1.7%             22.9%                            5.0%(2)

Ratios and Supplemental Data
    Net assets, end of period
      (in thousands)..............................        $     8,025       $     7,665                     $     2,441
    Ratio of net expenses to average
      net assets..................................               0.00%(4)         1.36%(4)                        2.73%(3)
    Ratio of net investment income (loss)
      to average net assets.......................               2.37%(4)          1.14%(4)                      (0.25)%(3)
    Portfolio turnover rate.......................                48%               30%                            7%



                                                                                  Mid Cap Value Fund
                                                   ---------------------------------------------------------------------------------
                                                                                                             Oct. 11, 1996
                                                                                                                through
                                                          For the year ended December 31,                    Dec. 31, 1996
                                                               1998            1997
                                                   ---------------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of period..............        $      12.78      $     10.66                     $     10.00
Income (loss) from investment operations:
    Net investment income.........................                0.07             0.05                             ---
    Net realized and unrealized gains (losses)
      on investments..............................               (1.09)            2.38                            0.66
                                                          -------------     -----------                     -----------
      Total income (loss) from investment
        operations................................               (1.02)            2.43                            0.66
Less distributions from:
    Net investment income.........................               (0.07)           (0.05)                            ---
    Net realized gains on investments.............                  ---           (0.26)                            ---
                                                          -------------     ------------                    -----------
        Total distributions.......................               (0.07)           (0.31)                            ---
                                                          -------------     ------------                    -----------
Net asset value, end of period....................        $       11.69     $     12.78                     $     10.66
                                                          =============     ============                    ===========
Total Return......................................               (8.0)%           22.8%                            6.6%(2)

Ratios and Supplemental Data
    Net assets, end of period
      (in thousands)..............................        $      34,686     $    36,558                     $    6.934
    Ratio of net expenses to average
      net assets..................................                1.25%(5)        1.29%(5)                       1.94%(3)
    Ratio of net investment income (loss)
      to average net assets.......................                0.52%(5)        0.54%(5)                     (0.16)%(3)
    Portfolio turnover rate.......................                  47%             48%                             4%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the years ended December 31, 1998 and 1997 would have been 1.92% and 2.00%, respectively, and the ratio of net investment income to average net assets would have been 0.45% and 0.50%, respectively.
(5) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the years ended December 31, 1998 and 1997 would have been 1.34% and 1.32%, respectively, and the ratio of net investment income to average net assets would have been 0.43% and 0.51%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                                  Value Plus Fund
                                                      ------------------------------------------------------------------------
                                                                           For the year ended December 31,
                                                          1998            1997           1996            1995           1994
                                                      ------------------------------------------------------------------------
Per Share Data
Net asset value, beginning of year................... $   16.13       $   13.73       $  11.17       $    9.53       $  10.45
Income (loss) from investment operations:
   Net investment income.............................      0.62            0.48           0.38            0.41           0.41
   Net realized and unrealized gains (losses)
     on investments..................................     (2.32)           3.66           3.33            1.89          (0.92)
                                                      ---------       ---------       --------       ---------       --------
     Total income (loss) from investment
       operations....................................     (1.70)           4.14           3.71            2.30          (0.51)
Less distributions from:
   Net investment income.............................     (0.60)          (0.48)         (0.38)          (0.41)         (0.41)
   Net realized gains on investments.................     (0.03)          (1.26)         (0.77)          (0.25)            --
                                                      ---------       ---------       --------       ---------       --------
     Total distributions.............................     (0.63)          (1.74)         (1.15)          (0.66)         (0.41)
                                                      ---------       ---------       --------       ---------       --------
Net asset value, end of year......................... $   13.80       $   16.13       $  13.73       $   11.17       $   9.53
                                                      =========       =========       ========       =========       ========
Total Return(1)......................................     (10.8)%          30.6%          33.8%           24.4%          (4.9)%
Ratios and Supplemental Data
   Net assets, end of year (in thousands)............ $ 174,314       $ 336,281       $ 66,582       $  19,123       $  9,854
   Ratio of operating expenses to average
     net assets......................................      1.21%           1.12%          1.45%           1.54%          1.80%
   Ratio of interest expense to average
     net assets......................................      0.03%             --             --              --             --
   Ratio of net investment income to average
     net assets......................................      3.77%           3.32%          3.23%           3.90%          4.39%
   Portfolio turnover rate...........................        64%             74%            73%            150%           127%

(1) The contingent deferred sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return.
The accompanying Notes to Financial Statements are an integral part of this Statement.

FINANCIAL HIGHLIGHTS

                                                                                Value Fund
                                                   --------------------------------------------------------------------
                                                                      For the year ended December 31,
                                                       1998           1997          1996          1995          1994
                                                   --------------------------------------------------------------------
Per Share Data
Net asset value, beginning of year.............    $    33.87      $    31.65    $    27.95    $    22.72     $  23.22
Income (loss) from investment operations:
 Net investment income (loss)..................          0.08            0.17          0.06          0.13        (0.09)
 Net realized and unrealized gains (losses)
  on investments...............................         (3.97)           7.09          5.78          6.63         0.47
                                                   ----------      ----------    ----------    ----------     --------
  Total income (loss) from investment
  operations...................................         (3.89)           7.26          5.84          6.76         0.38
Less distributions from:
 Net investment income.........................         (0.06)          (0.17)        (0.06)        (0.13)          --
 Net realized gains on investments.............         (0.63)          (4.87)        (2.08)        (1.40)       (0.88)
                                                   ----------      ----------    ----------    ----------     --------
  Total distributions..........................         (0.69)          (5.04)        (2.14)        (1.53)       (0.88)
                                                   ----------      ----------    ----------    ----------     --------
Net asset value, end of year...................    $    29.29      $    33.87    $    31.65    $    27.95     $  22.72
                                                   ==========      ==========    ==========    ==========     ========
Total Return/1/................................         (11.5)%          23.2%         21.0%         29.8%         1.7%
Ratios and Supplemental Data
 Net assets, end of year (in thousands)........    $1,545,495      $2,126,715    $1,626,760    $1,190,926     $339,364
 Ratio of net expenses to average
  net assets...................................          1.15%           1.12%         1.23%         1.29%        1.39%
 Ratio of net investment income to average
  net assets...................................          0.22%           0.49%         0.22%         0.61%       (0.52)%
 Portfolio turnover rate.......................            36%             55%           31%           31%          35%

(1) The contingent deferred and initial sales changes in effect for the Fund prior to June 1, 1994 are reflected in Total Return.

The accompanying Notes to Financial Statements are an intregal part of this statement.

FINANCIAL HIGHLIGHTS

                                                                  U.S. Government Securities Fund
                                                      --------------------------------------------------------
                                                                  For the year ended December 31,
                                                       1998          1997        1996        1995       1994
                                                      --------------------------------------------------------
Per Share Data
Net asset value, beginning of year.................   $  9.85      $  9.54       $ 9.96     $ 8.91     $ 10.50
Income (loss) from investment operations:
  Net investment income ...........................      0.57         0.58         0.59       0.60        0.59
  Net realized and unrealized gains (losses)
    on investments.................................      0.21         0.31        (0.42)      1.05       (1.59)
                                                      -------      -------       -------    ------     -------
    Total income (loss) from investment
    operations.....................................      0.78         0.89         0.17       1.65       (1.00)
Less distributions from:

  Net investment income............................     (0.57)       (0.58)       (0.59)     (0.60)      (0.59)
                                                      -------      -------      -------     ------     -------
    Total distributions............................     (0.57)       (0.58)       (0.59)     (0.60)      (0.59)
                                                      -------      -------      -------     ------     -------
Net asset value, end of year.......................   $ 10.06      $ (9.85)     $ (9.54)    $(9.96)    $ (8.91)
                                                      =======      =======      =======     ======     =======
Total Return/(1)/..................................       8.1%         9.7%         2.0%      19.0%       (9.6)%
Ratios and Supplemental Data
  Net assets, end of year (in thousands)...........   $54,886      $48,562      $51,713    $66,261     $64,807
  Ratio of net expenses to average net assets(2)...      0.78%        0.87%        1.06%      1.07%       1.07%
  Ratio of net investment income to
    average net assets(2)..........................      5.73%        6.12%        6.36%      6.31%       6.30%
  Portfolio turnover rate..........................        90%         143%          30%        97%         95%

(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return.

(2) There had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the years ended December 31, 1998, 1997, 1996, 1995, and 1994, would have been 1.16%, 1.20%,
1.21%, 1.22%, and 1.22%, respectively, and the ratios of net investment income to average net assets would have been 5.33%, 5.79%, 6.21%, 6.16%, and 6.15%, respectively.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Large Cap Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and U.S. Government Securities Fund (the "Funds"), each of which is a diversified fund, are five of the nine series of funds issued by the Corporation at December 31, 1998.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

     (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly no Federal income tax provision is required.

          At December 31, 1998, the Mid Cap Value Fund and Value Plus Fund had Federal income tax capital loss carryforwards of $118,353 and $260,654, respectively, which expire in 2006. The U.S. Government Securities Fund utilized $825,005 of its capital loss carryforwards in 1998 and at December 31, 1998 had Federal income tax capital loss carryforwards of $4,115,982 expiring in 2002, $858,458 expiring in 2003 and $358,754 expiring in 2005. The Funds do not intend to make distributions of any future realized capital gains until their Federal income tax capital loss carryforwards are completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts at December 31, 1998. At December 31, 1998 the Large Cap Value Fund and the Value Plus Fund deferred, on a tax basis, post-October losses of $101,922 and $2,572,176, respectively. Such amounts may be used to offset future capital gains.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Value, Mid Cap Value and Large Cap Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends from the U.S. Government Securities Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 1998, the Value Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 1998 reclassifications were recorded to decrease undistributed net investment income by $1,305,713, decrease undistributed net realized gains on investments by $26,469,354 and increase paid in capital by $27,775,067.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to the respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had the following open short futures contracts at December 31, 1998.

          Value Fund
                                                            Number of    Expiration      Unrealized       Notional
          Type                                              Contracts       Date        Depreciation       Value
          ----                                              ----------   ----------     ------------   --------------
          Japanese Yen                                        (325)      March 1999      $(997,415)     $(36,091,250)

          U.S. Government Securities Fund
                                                            Number of    Expiration      Unrealized       Notional
          Type                                              Contracts       Date        Appreciation       Value
          ----                                              ---------    -----------    ------------   --------------
          Treasury Bond Index                                  (15)      March 1999      $   3,084      $ (1,916,719)

     (g) The Large Cap Value, Mid Cap Value, Value Plus and Value Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

         For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

     (h) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. At December 31, 1998, the Value Plus Fund held restricted securities equaling 8.4% of net assets.

          Restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Act, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors, are valued at fair value as furnished by independent pricing services. All other restricted securities are identified below.

          Value Plus Fund
                                                             Shares/                                     Acquisition
          Security                                          Par Value        Cost           Fair Value      Date
          --------                                         ----------    -------------     ------------  -----------
          CORE Cap, Inc. Com. Stock                           222,222      $4,444,440       $2,844,442      10/97
          CORE Cap, Inc. Pfd. Stock                           222,222       5,555,550        5,048,884      10/97
          Source Capital Corporation
            Conv. Bond
            7.5% 03/01/2008                                $1,400,000       1,400,000          884,832      2/98

     (i) The Funds each may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Large Cap Value and Mid Cap Value Funds may also purchase call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

          For the year ended December 31, 1998, the Value Plus and Value Funds had the following transactions in written covered call options:

Value Plus Fund
                                                                 Number of          Premium
                                                                 Contracts          Amount
                                                              ---------------      ----------
        Balance at January 1, 1998                                         --              --
        Options opened (ICN Pharmaceuticals, Inc. 3/98)                   300       $  23,194
        Options expired (ICN Pharmaceuticals, Inc. 3/98)                 (300)        (23,194)
        Options closed                                                     --              --
                                                              ---------------     -----------
        Balance at December 31, 1998                                       --     $        --
                                                              ===============     ===========

       Value Fund
                                                                Number of          Premium
                                                                Contracts           Amount
                                                              ---------------     -----------
        Balance at January 1, 1998                                         --              --
        Options opened (Grand Casinos, Inc.8/98 & 11/98)                6,082        $516,382
        Options expired                                                (6,082)       (516,382)
        Options closed                                                     --              --
                                                              ---------------     -----------
        Balance at December 31, 1998                                       --     $        --
                                                              ===============     ===========

        (j) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to seven of the nine series of funds issued by the Corporation, including the Large Cap Value, Mid Cap Value, Value Plus and Value Funds, a $70 million credit facility pursuant to a Credit Agreement ("Agreement") dated March 31, 1998. Effective November 6, 1998, the Agreement was amended to increase the credit facility to $100,000,000. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to 0.08% of the Funds' proportional daily average unutilized credit. During the period from March 31, 1998 through December 31, 1998, the Value Plus Fund had an outstanding average daily balance of $1,576,364, at an average interest rate of 5.98%, a maximum outstanding balance of $24,600,000 and interest expense amounting to $74,290. Commitment fees for 1998 for the Large Cap Value, Mid Cap Value, Value Plus, and Value Funds amounted to $189, $891, $4,173 and $31,571, respectively.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Large Cap Value, Mid Cap Value and Value Funds pay the Advisor a monthly management fee at the annual rate of .75% of the daily net asset value of the Funds; the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of .70% of the daily net asset value of the Fund; and the U.S. Government Securities Fund pays the Advisor a monthly management fee at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .50% of the next $400 million of net assets, and .40% on net assets in excess of $500 million.

     The Advisor has voluntarily committed to waive the entire management and distribution fees and to reimburse all other expenses for the Large Cap Value Fund and to reimburse the Mid Cap Value Fund to the extent that annual total fund operating expenses would exceed 1.25%. The Advisor collected a partial management fee for the U.S. Government Securities Fund at an annual rate of .25% of the Fund's average daily net assets. The Advisor may reinstate all or a portion of the Funds' fees or discontinue reimbursements at any time.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets. Additionally, for the year ended December 31, 1998, the Distributor received for the Value Plus and Value Funds $25,357 and $99,091, respectively, for brokerage fees on the execution of purchases and sales of portfolio investments.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     For the Large Cap Value and Mid Cap Value Funds, organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organization expenses and the related payable to the Advisor at December 31, 1998, for the Large Cap Value and Mid Cap Value Funds were $9,036 and $9,036, respectively. Reimbursements to the Advisor of these amounts by the Funds will be subject to any expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     During the year ended December 31, 1998, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                           Large Cap   Mid Cap     Value                 U.S. Gov't.
                             Value      Value      Plus         Value     Securities
                             Fund       Fund       Fund         Fund         Fund
                           ---------  --------- ----------   -----------  ----------
     Cost of purchases     $   3,651  $  20,937 $  173,708   $   632,338  $   58,967

     Proceeds from
      sales                    4,003     17,478    273,049       865,441      47,459

     Included in these transactions were purchases and sales of U.S. obligations as follows (in thousands):

                           Large Cap   Mid Cap     Value                 U.S. Gov't.
                             Value      Value       Plus        Value     Securities
                             Fund       Fund        Fund        Fund         Fund
                           ---------  ---------  ----------  -----------  ----------
     Cost of purchases     $     --   $    --    $    --     $    10,455  $   58,967

     Proceeds from
      sales                $     --   $    --    $    --         102,023      47,459

     At December 31, 1998, the gross unrealized appreciation and depreciation on investments for tax purposes was as follows (in thousands):

                           Large Cap   Mid Cap     Value                 U.S. Gov't.
                             Value      Value       Plus        Value     Securities
                             Fund       Fund        Fund        Fund         Fund
                           ---------  ---------  ----------  -----------  ----------
     Appreciation          $   1,098  $   4,909  $   11,499  $   370,196  $    1,913
     Depreciation               (742)    (5,640)    (21,921)    (232,535)       (144)
                           ---------  ---------  ----------  -----------  ----------
                           $     356  $    (731) $  (10,422) $   137,661  $    1,770
                           =========  =========  ==========  ===========  ==========

At December 31, 1998, the cost of securities for federal income tax purposes was as follows (in thousands):

                           Large Cap   Mid Cap     Value                 U.S. Gov't.
                             Value      Value       Plus        Value     Securities
                             Fund       Fund        Fund        Fund         Fund
                           ---------  ---------  ----------  -----------  ----------
     Tax cost              $   7,768  $  36,822  $  184,498  $ 1,445,598  $   59,359

(7)  Fund Merger

     On November 6, 1998 the assets of the Heartland Small Cap Contrarian Fund were merged into the Heartland Value Fund in a taxable exchange for 3,534,686 fund shares valued at $104,944,820.

(8)  Fund Share Activities

     For the year ended December 31, 1998, Fund share transactions were as follows:

                                                 Large Cap      Mid Cap       Value
                                                   Value         Value         Plus
                                                    Fund         Fund          Fund
                                                ---------     -----------   ------------
     Shares issued                               401,310       2,187,851     14,346,157
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments     30,175          18,666        642,360
     Shares redeemed                            (382,841)     (2,099,901)   (23,197,247)
                                                ---------     -----------   ------------
     Net increase (decrease) in Fund shares       48,644         106,616     (8,208,730)
                                                =========     ===========   ============

                                                                         U.S. Gov't.
                                                        Value             Securities
                                                        Fund                Fund
                                                    ------------         -----------
     Shares issued (non-merger)                      10,451,409           2,677,140
     Shares issued (merger related)                   3,534,686                  --
     Reinvested dividends from net
      investment income and distributions
      from net realized gains on investments          1,151,769             233,351

     Shares redeemed                                (25,157,053)         (2,383,080)
                                                    ------------         -----------
     Net increase (decrease) in Fund shares         (10,019,189)            527,411
                                                    ============         ===========

     For the year ended December 31, 1997, Fund share transactions were as follows:

                                                 Large Cap      Mid Cap       Value
                                                   Value         Value         Plus
                                                    Fund         Fund          Fund
                                                ---------     -----------   ------------
     Shares issued                               520,287       2,574,129     23,437,762
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments     28,315          67,511      1,736,643
     Shares redeemed                            (157,719)       (430,675)    (9,180,571)
                                                ---------     -----------   ------------
     Net increase in Fund shares                 390,883       2,210,965     15,993,834
                                                =========     ===========   ============

                                                                         U.S. Gov't.
                                                        Value             Securities
                                                        Fund                Fund
                                                    ------------         -----------
     Shares issued                                   14,506,622           1,555,341
     Reinvested dividends from net
       investment income and distributions
       from net realized gains on investments         7,402,442             214,422
     Shares redeemed                                (10,516,915)         (2,258,183)
                                                    ------------         -----------
     Net increase (decrease) in Fund shares          11,392,149            (488,420)
                                                    ============         ===========

(9)  Transactions with Affiliates

     The following companies are affiliated with the Value Plus and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the year ended December 31, 1998. Affiliated companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

Value Plus Fund
                                             Share                                        Share                  Realized
                                           Balance at                                   Balance at                Gains
Security Name                             Jan. 1, 1998     Purchases         Sales    Dec. 31, 1998 Dividends    (Losses)
----------------------------------------------------------------------------------------------------------------------------
Akita Drilling Ltd. (Class A)                  500,000    350,000         850,000              0   $  54,173   $(1,911,807)
Decorator Industries, Inc.                     250,000    102,500/(1)/     40,000        312,500      83,251       117,525
Riviera Tool Company 8.0% Conv. Pfd.            11,700          0          11,700/(2)/         0           0             0
Riviera Tool Company Common                          0    197,318/(2)(3)/ 155,699         41,619      10,770        90,847
Siam Food Products Public Company Ltd.               0  1,419,400               0      1,419,400      86,674             0
Oil-Dri Corporation of America                 212,600    257,400               0        470,000     123,200             0
Salient 3 Communications, Inc.                 225,000     75,000         300,000              0      24,660      (881,704)
Insteel Industries, Inc.                       383,600     79,200          32,000        430,800     101,668      (138,019)
                                                                                                   ---------   ------------
                                                                                                   $ 484,396   $(2,723,158)
                                                                                                   =========   ============

(1)  Adjusted for 5 for 4 stock split.
(2) Adjusted for conversion of 11,700 shares of Riviera Tool & Die Company 8.0% Conv. Pfd. stock into 194,999 shares of Riviera Tool & Die Company common stock.
(3)  Adjusted for 5% stock dividend.

Value Fund

                                                 Share                                    Share                         Realized
                                               Balance at                               Balance at                       Gains
Security Name                                 Jan. 1, 1998   Purchases      Sales      Dec. 31,1998      Dividends      (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
3-D Geophysical, Inc.                            815,000            0      815,000              0    $        0      $  2,284,002
ACT Manufacturing,Inc.                           600,000      100,000      700,000              0             0        (5,826,672)
ACT Networks,Inc.                                900,000      100,000      176,900        823,100             0           154,188
Advocat, Inc.                                          0      530,500            0        530,500             0                 0
Akita Drilling Ltd. (Class A)                          0      748,600            0        748,600        59,387                 0
Aldila, Inc.                                           0      962,300            0        962,300             0                 0
Align-Rite International, Inc.                   300,000            0            0        300,000             0                 0
Allied Healthcare Products, Inc.                 775,000      775,000      775,000        775,000             0        (4,917,220)
The Alpine Group, Inc.                         1,000,000        8,100            0      1,008,100             0                 0
American Buildings Company                       500,000            0            0        500,000             0                 0
Amtech Corporation                             1,025,000       75,000    1,100,000              0             0          (375,522)
Amtran, Inc.                                     600,000            0      370,000        230,000             0         3,502,706
Amwest Insurance Group, Inc.                     220,000/(1)/       0            0        220,000        88,000                 0
Applied Films Corporation                        190,000       60,000      250,000              0             0        (1,156,706)
Aseco Corporation                                 99,500      250,500      350,000              0             0        (2,557,304)
Asia Pacific Wire & Cable Corporation Ltd.       727,600      700,000      727,600        700,000             0        (6,399,464)
Aster Industries, Inc.                           965,000            0      965,000              0             0        26,997,235
Badger Meter, Inc.                               200,000            0            0        200,000       120,000                 0
Baldwin Piano & Organ Company                    325,000        6,500            0        331,500             0                 0
Barrett Business Services, Inc.                  500,000      125,000            0        625,000             0                 0
Bitstream, Inc.                                        0      492,200            0        492,200             0                 0
Blue Wave Systems, Inc./(2)/                     440,400            0            0        440,400             0                 0
Bonded Motors, Inc.                              200,000            0      200,000              0             0          (474,055)
BTG, Inc.                                              0      850,000       50,000        800,000             0           (96,761)
Buckhead American Corporation                    175,000        9,600            0        184,600             0                 0
Business Resource Group                          500,000            0       14,000        486,000             0            (1,659)
Cameron Ashley Building Products, Inc.           595,000            0       95,000        500,000             0           321,192
Campbell Resources, Inc.                      10,000,000    2,000,000            0     12,000,000             0                 0
Caretenders Health Corporation                   308,900            0            0        308,900             0                 0
Catalina Lighting, Inc.                          500,000      210,000            0        710,000             0                 0
Catherine Stores Corporation                           0      500,000            0        500,000             0                 0
Cavell Energy Corporation                      1,573,200      387,300    1,960,500              0             0        (2,318,643)
Ceanic Corporation/(3)/                          300,000            0      300,000              0             0         4,248,279
Central Sprinkler Corporation                    300,000       25,000      325,000              0             0        (3,442,782)
CHC Helicopter Corporation (Class A)             550,000            0       14,000        536,000     1,265,726            66,395
The Cherry Corporation (Class A)                 850,100      316,000      209,100        957,000             0           631,486
Chic By H.I.S., Inc.                                   0      995,500       10,500        985,000         3,000           (16,970)
Children's Broadcasting Corporation              590,000       90,000            0        680,000             0                 0
Ciprico, Inc.                                     42,500      447,500            0        490,000             0                 0
Clayton Williams Energy, Inc.                    595,000            0            0        595,000             0                 0
Cohesion Technologies, Inc.                            0      878,500/(4)/       0        878,500             0                 0
Collaborative Clinical Research, Inc.            600,000            0            0        600,000             0                 0
Collagen Aesthetics, Inc./(5)/                   878,500            0            0        878,500        87,850                 0
Comdial Corporation                              650,000      260,000      410,000        500,000             0         1,959,277
Commonwealth Industries, Inc.                    615,000      793,200      445,000        963,200       167,200        (4,647,299)
Compass Plastics & Technologies, Inc.             87,900      212,100      300,000              0             0        (1,342,357)
Consep, Inc.                                     900,000       50,000      950,000/(6)/         0             0                 0
Cross-Continent Auto Retailers, Inc.             500,000      400,000       40,900        859,100             0           (45,634)
Crown Central Petroleum Corporation (Class B)    225,000      575,000            0        800,000             0                 0

Value Fund [CONT'D]

                                                 Share                                    Share                        Realized
                                               Balance at                               Balance at                      Gains
Security Name                                 Jan. 1, 1998   Purchases     Sales       Dec. 31, 1998      Dividends    (Losses)
----------------------------------------------------------------------------------------------------------------------------------
CSP, Inc.                                       338,800/(7)/        0        7,500       331,300        $      0     $        377
Cyrk International, Inc.                      1,000,000       433,600      433,600     1,000,000               0        2,018,878
Dakotah, Inc.                                   300,000             0      300,000             0               0       (1,022,102)
Damark International, Inc. (Class A)            800,000             0      800,000             0               0          926,212
Datron Systems, Inc.                            250,000             0            0       250,000               0                0
Davel Communications, Inc.                            0       360,184/(8)/       0       360,184               0                0
Dayton Mining Corporation                     2,200,000     1,300,000    3,500,000             0               0       (6,446,437)
Designs, Inc.                                 1,100,000     1,100,000    2,200,000             0               0       (7,279,807)
Donnelly Corporation                                  0       351,800            0       351,800          35,180                0
Duckwall-ALCO Stores, Inc.                      360,000        10,000            0       370,000               0                0
Durakon Industries, Inc.                        500,000             0            0       500,000               0                0
Dynamic Materials Corporation                         0       250,000            0       250,000               0                0
D&N Financial Corporation                       440,000             0            0       440,000          89,800                0
Eaton Vance Corporation                         894,900/(9)/        0      644,900       250,000         125,190       15,714,999
ECC International Corporation                   757,600       700,000      757,600       700,000               0       (5,184,364)
EDAP TMS S.A. (ADR)                                   0       790,000            0       790,000               0                0
Edusoft Ltd.                                          0       373,400            0       373,400               0                0
Effective Management Systems, Inc.              375,000             0            0       375,000               0                0
Eltek Ltd.                                      261,200       139,000      400,200             0               0       (1,182,481)
Engle Homes, Inc.                               551,500        99,800      101,500       549,800          84,880          882,921
ENStar, Inc.                                    206,833             0      206,833             0               0          648,305
Environmental Technologies Corporation          330,800       145,200            0       476,000               0                0
Eskimo Pie Corporation                          271,500        73,500      345,000             0          40,725         (749,134)
Esterline Technologies Corporation              600,000/(10)/       0            0       600,000               0                0
Evergreen Resources, Inc.                       500,000             0      117,500       382,500               0        1,604,735
Executone Information Systems, Inc.                   0     3,403,400            0     3,403,400               0                0
EZCorp, Inc. (Class A)                          700,000             0            0       700,000          17,500                0
Fibermark, Inc.                                 395,000             0        3,400       391,600               0          (26,164)
Filene's Basement Corporation                 1,200,000       800,000            0     2,000,000               0                0
Financial Industries Corporation                300,000             0            0       300,000               0                0
Forest Oil Corporation                        1,500,000             0            0     1,500,000               0                0
Gish Biomedical, Inc.                           275,000             0      275,000             0               0         (772,867)
Global Motorsport Group, Inc.                         0       290,000      290,000             0               0          751,938
Grist Mill Company                              400,000             0      400,000             0               0        3,478,570
GZA GeoEnvironmental Technologies, Inc.         372,700             0            0       372,700               0                0
Hallmark Financial Services, Inc.                     0     1,060,000            0     1,060,000               0                0
Hallwood Consolidated Resources Corporation     300,000             0            0       300,000               0                0
Hallwood Group, Inc.                             58,900        23,600       23,000        59,500               0          121,290
Hanover Foods Corporation (Class A)              50,500             0            0        50,500          63,883                0
Harding Lawson Associates Group, Inc.                 0       327,500            0       327,500               0                0
Harmony Brook, Inc.                             720,000             0      720,000             0               0         (864,566)
Health Power, Inc.                              300,000        50,000            0       350,000               0                0
HealthRite, Inc.                                403,000        97,000            0       500,000               0                0
High Plains Corporation                               0     1,500,000            0     1,500,000               0                0
HMN Financial, Inc.                             333,500/(11)/       0       83,000       250,500          45,090        1,251,192
Home Federal Bancorp                            290,250             0            0       290,250         119,021                0
Home Products International, Inc.               317,500             0       34,400       283,100               0           (5,615)
Home Security International, Inc.                     0       500,000            0       500,000               0                0
Hospital Staffing Services, Inc.                625,658             0      625,658             0               0       (1,447,642)

Value Fund [CONT'D]

                                                 Share                                    Share                        Realized
                                               Balance at                               Balance at                      Gains
Security Name                                 Jan. 1, 1998   Purchases     Sales       Dec. 31,1998       Dividends    (Losses)
-----------------------------------------------------------------------------------------------------------------------------------
Howell Corporation                              300,000       240,000             0        540,000      $   57,600    $          0
IBAH, Inc.                                      750,000     1,000,000     1,750,000              0               0       2,832,775
ICN Pharmaceuticals, Inc.                     3,775,000/(12)/ 722,100     1,696,100      2,801,000         710,222      52,032,172
IEC Electronics Corporation                     650,000        78,800             0        728,800               0               0
ImmuLogic Pharmaceutical Corporation          2,000,000             0             0      2,000,000               0               0
In Home Health, Inc.                                  0       533,333/(13)/       0        533,333               0               0
Intercontinental Life Corporation               207,000        18,800             0        225,800               0               0
Interdigital Communications Corporation       4,800,000        96,100       396,100      4,500,000               0      (2,647,520)
International Aircraft Investors                250,000       180,000             0        430,000               0               0
International Airline Support Group, Inc.       220,000        30,000             0        250,000               0               0
Interpore International                         600,000             0             0        600,000               0               0
Iwerks Entertainment, Inc.                    1,100,000     1,100,000     1,100,000      1,100,000               0      (3,547,702)
Jaco Electronics, Inc.                          380,000             0             0        380,000               0               0
John B. Sanfilippo & Son, Inc.                  292,500        62,500             0        355,000               0               0
Kaye Group, Inc.                                353,600        10,000             0        363,600          35,860               0
Kentek Information Systems, Inc.                      0       700,000       700,000              0          14,000        (568,883)
Kentucky Electric Steel, Inc.                   450,000             0             0        450,000               0               0
LaCrosse Footwear, Inc.                         317,500       130,300             0        447,800          58,214               0
LAI Worldwide,Inc.                                    0       610,000             0        610,000               0               0
LCS Industries, Inc.                            350,000         5,000       112,600        242,400          62,231         999,063
Lindal Cedar Homes, Inc.                        155,000       250,400             0        405,400               0               0
The Lion Brewery, Inc.                          375,000             0             0        375,000               0               0
Lithia Motors, Inc.                              68,200       231,800             0        300,000               0               0
Magal Security Systems Ltd.                     600,000        69,800        19,800        650,000               0         (52,324)
Marisa Christina, Inc.                          400,000       188,900       588,900              0               0      (2,998,209)
Marten Transport Ltd.                           333,300/(14)/       0             0        333,300               0               0
Martin Industries, Inc.                         650,000             0       200,000        450,000          98,200      (1,159,665)
Material Sciences Corporation                   110,700       694,300             0        805,000               0               0
Matrix Service Company                                0       600,000             0        600,000               0               0
Matrix Pharmaceutical, Inc.                           0     2,100,000             0      2,100,000               0               0
Maxicare Health Plans, Inc.                   1,700,000     1,000,000     1,700,000      1,000,000               0     (21,731,046)
Meadowbrook Rehabilitation
  Group, Inc. (Class A)                         279,999/(15)/       0       279,999              0               0        (970,221)
Medical Graphics Corporation                    365,550/(16)/ 177,900             0        543,450               0               0
Mercury Air Group, Inc.                         633,700        66,300       303,000        397,000               0         (36,977)
MFRI, Inc.                                      300,000       100,000             0        400,000               0               0
Midwest Express Holdings, Inc.                  500,000       105,000       505,000        100,000               0       7,213,681
Minntech Corporation                            513,100        86,900             0        600,000          15,500               0
Moore Medical Corporation                             0       200,000             0        200,000               0               0
Morgan Products Ltd.                            750,000       100,000             0        850,000               0               0
Motor Club of America                                 0       146,000             0        146,000               0               0
MYR Group, Inc.                                 500,000         1,600             0        501,600          70,000               0
M/A/R/C, Inc.                                   300,000             0             0        300,000          90,000               0
M-Wave, Inc.                                          0       300,000             0        300,000               0               0
NABI, Inc.                                    1,600,000     1,600,000             0      3,200,000               0               0
Networks North, Inc.                                  0       200,000             0        200,000               0               0
New Brunswick Scientific Company, Inc.          279,636/(17)/       0         2,500        277,136               0          14,175
Norstan, Inc.                                   552,000             0        52,000        500,000               0         684,610
Northwest Equity Corporation                     80,000             0             0         80,000          52,000               0
Norwood Promotional Products, Inc.              400,000             0       400,000              0               0       2,635,593
Nu Horizons Electronics Corporation             600,000       100,000             0        700,000               0               0

Value Fund [CONT'D]

                                                 Share                                    Share                        Realized
                                               Balance at                               Balance at                      Gains
Security Name                                 Jan. 1, 1998   Purchases     Sales       Dec. 31, 1998      Dividends    (Losses)
----------------------------------------------------------------------------------------------------------------------------------
Nu-Kote Holding, Inc. (Class A)               1,100,000       100,000     1,200,000              0      $        0   $   (843,377)
O.I. Corporation                                      0       333,100             0        333,100               0              0
Ontro, Inc.                                           0       333,900             0        333,900               0              0
Osmonics, Inc.                                  734,600       611,500        70,500      1,275,600               0       (537,897)
Outlook Group Corporation                       457,500        10,000             0        467,500               0              0
Patrick Industries, Inc.                        312,000             0             0        312,000          62,400              0
PDK Labs, Inc.                                        0       380,000             0        380,000               0              0
Peoples Telephone Company, Inc.               1,600,000        32,700     1,632,700/(18)/        0               0         17,793
Petsec Energy Ltd. (ADR)                      1,175,000     1,533,300       600,000      2,108,300               0     (9,376,319)
PIA Merchandising Services, Inc.                500,000        45,000             0        545,000               0              0
Powell Industries, Inc.                         600,000             0             0        600,000               0              0
Premium Wear, Inc.                                    0       200,000             0        200,000               0              0
Professionals Group, Inc./(19)/                 242,000/(20)/       0             0        242,000               0              0
Prosource, Inc.                                 300,000             0       300,000              0               0      2,367,403
Providence & Worcester Railroad Company               0       200,000             0        200,000          18,000              0
Quad Systems Corporation                        400,000             0       400,000              0               0     (2,834,049)
Quixote Corporation                             585,500             0       585,500              0          43,550      2,279,252
Ramsay Health Care, Inc.                        603,333        96,667             0        700,000               0              0
Raytel Medical Corporation                            0       880,000             0        880,000               0              0
Rehabilicare, Inc.                              312,100             0             0        312,100               0              0
Remington Oil & Gas Corporation               1,560,000       240,000       300,000      1,500,000               0     (2,721,826)
Reptron Electronics, Inc.                       165,000       235,000       400,000              0               0     (3,298,834)
Republic Automotive Parts, Inc.                 195,000             0       195,000              0               0        490,266
Right Management Consultants, Inc.              500,000             0             0        500,000               0              0
RightCHOICE Managed Care, Inc. (Class A)      1,002,500             0        42,000        960,500               0       (236,473)
Riveria Tool Company                                  0       320,250/(21)/       0        320,250               0              0
The Rottlund Company, Inc.                      500,000        50,000             0        550,000               0              0
Roy F. Weston, Inc. (Class A)                   725,000       265,000             0        990,000               0              0
Ryan's Family Steak Houses, Inc.                      0       640,000       140,000        500,000               0        (52,911)
Salient 3 Communications, Inc.                        0       300,000             0        300,000               0              0
Saucony, Inc. (Class B)/(22)/                   610,000             0             0        610,000               0              0
Scan-Optics, Inc.                                     0       550,000             0        550,000               0              0
Schnitzer Steel Industries, Inc. (Class A)      210,000        90,000       300,000              0          42,500     (2,707,816)
Schult Homes Corporation                        360,000             0       360,000              0          18,000      4,691,242
The Seibels Bruce Group, Inc.                   300,000       200,000             0        500,000               0              0
Sholodge, Inc.                                  200,000       350,000             0        550,000               0              0
Six Rivers National Bank                              0        93,300             0         93,300               0              0
Smartflex Systems, Inc.                         227,500       325,700         3,200        550,000               0           (833)
Southern Energy Homes, Inc.                     700,000       250,000             0        950,000               0              0
Speizman Industries, Inc.                             0       296,000             0        296,000               0              0
Starcraft Corporation                           400,000       400,000       400,000        400,000               0     (1,823,137)
Strattec Security Corporation                   500,000             0         3,000        497,000               0         44,847
Strouds, Inc.                                   485,000       215,000             0        700,000               0              0
Sunrise International Leasing Corporation       630,000             0             0        630,000               0              0
Suprema Specialties, Inc.                       170,400       170,200             0        340,600               0              0
Technology Research Corporation                 500,000             0             0        500,000               0              0
Tech-Sym Corporation                            300,000        53,000             0        353,000               0              0
Teltrend, Inc.                                  500,000             0             0        500,000               0              0
Tesoro Petroleum Corporation                  1,400,000             0       149,900      1,250,100               0      1,074,802
Thorn Apple Valley, Inc.                        436,000             0       436,000              0               0        259,275
Timber Lodge Steakhouse, Inc.                   300,000             0       300,000/(23)/        0               0              0

Value Fund [CONT'D]

                                     Share                                        Share                           Realized
                                   Balance at                                   Balance at                          Gains
Security Name                     Jan. 1, 1998     Purchases           Sales   Dec. 31, 1998     Dividends        (Losses)
------------------------------------------------------------------------------------------------------------------------------------
Tipperary Corporation                574,400        725,600                 0    1,300,000       $        0      $         0
Todhunter International, Inc.        490,000              0                 0      490,000                0                0
Total-Tel USA Communications,
 Inc.                                250,000              0           250,000            0                0        8,402,309
Trak Auto Corporation                366,500        124,000                 0      490,500                0                0
TransCoastal Marine Services,
 Inc.                                      0        850,000                 0      850,000                0                0
Trimark Holdings, Inc.               400,000              0                 0      400,000                0                0
United Security Bancorporation       187,465(24)          0                 0      187,465                0                0
URS Corporation                      741,700         58,300                 0      800,000                0                0
U.S.Global Investors, Inc.
 (Class A)                           502,000         86,300                 0      588,300                0                0
VECTRA Technologies, Inc.            723,500              0           723,500            0                0       (2,180,395)
Verdant Brands, Inc.                       0      1,311,000(25)             0    1,311,000                0                0
Vicorp Restaurants, Inc.             500,000              0            60,000      440,000                0          303,435
World of Science, Inc.               470,000        116,000           300,000      286,000                0       (1,133,144)
Zomax Optical Media, Inc.                  0        450,000           450,000            0                0        2,427,255
                                                                                                 ----------      -----------
                                                                                                 $3,860,709      $36,274,340
                                                                                                 ==========      ===========

(1)  Adjusted for 10% stock dividend.
(2)  Name changed from Mizar, Inc.
(3)  Name changed from American Oilfield Divers, Inc.
(4) Adjusted for reorganization (1 share received for every 1 share of Collagen Corporation held).
(5)  Name changed from Collagen Corporation.
(6) Adjusted for acquisition (1 share distributed for every .95 shares of Verdant Brands, Inc. received).
(7)  Adjusted for 2 10% stock dividends.
(8) Adjusted for acquisition (.235 shares received for every 1 share of Peoples Telephone Company held).
(9)  Adjusted for 2 for 1 stock split.
(10) Adjusted for 2 for 1 stock split.
(11) Adjusted for 3 for 2 stock split.
(12) Adjusted for 3 for 2 stock split.
(13) Adjusted for 1 for 3 reverse stock split.
(14) Adjusted for 10% stock dividend.
(15) Adjusted for 3 for 2 stock split.
(16) Adjusted for 3 for 2 stock split.
(17) Adjusted for 10% stock dividend.
(18) Adjusted for acquisition (1 share distributed for every .235 shares of Davel Communications, Inc. received).
(19) Name changed from Professionals Insurance Company Management Group.
(20) Adjusted for 10% stock dividend.
(21) Adjusted for 5% stock dividend.
(22) Name changed from Hyde Athletic Industries, Inc.
(23) Adjusted for acquisition (1 share distributed for every .9543 shares of GB Foods Corporation received).
(24) Adjusted for 10% stock dividend.
(25) Adjusted for acquisition (.95 shares received for every 1 share of Consep, Inc. held).

 [CAPTION]


                     END OF NOTES TO FINANCIAL STATEMENTS

Federal Income Tax Information (Unaudited)

In early 1999, shareholders received information regarding all distributions paid to them by the Funds during calendar year 1998. The Funds hereby designate the following amounts as long-term capital gain distributions.

                  Large Cap              Mid Cap       Value                      U.S. Gov't.        Small Cap
                  Value                  Value         Plus        Value          Securties          Contrarian
                  Fund                   Fund          Fund        Fund           Fund               Fund
                 -----------             ---------     ---------  -----------    -----------         -----------
Capital Gains
 Taxed at 20%    $   72,984             $   --        $     ---   $57,275,054    $   ---            $   617,669

For the Large Cap Value, Mid Cap Value, Value Plus, Value, and Small Cap Contrarian Funds, the percentage of ordinary income which is eligible for the corporate divided received deduction for the fiscal year ended December 31, 1998, is 44.3%, 100.0%, 44.2%, 55.9%, and 2.2%, respectively.

Shareholder Meeting Voting Results (Unaudited)

A Special Meeting of the shareholders of the Heartland Small Cap Contrarian Fund, was held at 758 North Broadway, Milwaukee, Wisconsin, on November 4, 1998. The shareholders cast the following votes on the resolution presented:

To approve the Plan of Reorganization and Liquidation providing for (a) the transfer of all the assets of the Small Cap Contrarian Fund (net of its liabilities) to the Value Fund, in exchange for shares of Value Fund Common Stock, followed by (b) the distribution of shares of Value Fund Common Stock, pro rata, to the Small Cap Contrarian Fund shareholders in liquidation of the Small Cap Contrarian Fund.

YES  6,726,941.364             NO  329,978.669             ABSTAIN  135,771.868

                            [Logo] Heartland Funds
                          ---------------------------
                          AMERICA'S VALUE INVESTOR/(R)/


                                 Value Report


                               December 31, 1998

                           Notes on value investing
                        for investors in the Heartland
                                Municipal Funds


                                 Annual Report
                                to Shareholders


                           Heartland Short Duration
                           High-Yield Municipal Fund

                             Heartland High-Yield
                              Municipal Bond Fund

VALUE REPORT

Good and Getting Better


Dear Tax Free Investor,

Often, before an asset class gets really cheap, it must first endure a period of falling prices. This is the investment equivalent of "no pain, no gain." Municipal bonds are now as cheap as they have been since 1986, a volatile year in which municipal bonds temporarily retreated in the face of uncertainty surrounding the Tax Reform Act of 1986. In 1998, munis became cheap without having experienced any setbacks. In fact, municipal bond prices rose throughout the year as interest rates declined.

The municipal bond market was largely unaffected by this year's startling economic headlines. This is in sharp contrast to stocks and corporate bonds, which were hit hard in the third quarter as global economic turmoil threatened corporate cash flows, earnings, and credit quality. Municipal bonds have become cheap simply because Treasury bonds performed well as investors worldwide abandoned stocks and corporate bonds for the safety of the highest of high quality credits.

At year end, investment-grade municipal yields exceeded Treasury yields and offered a buying opportunity for municipal bonds which hasn't been seen in the last 10 years. High-yield municipal bonds enjoy an even bigger yield advantage over Treasuries. The federal income tax-free feature of municipal bonds is now pure icing on an already appetizing cake.

Looking ahead to 1999, the economic outlook for municipal bonds appears bright. There is virtually no inflation. The Federal Reserve has room to drop interest rates even further if we appear headed toward recession and/or more international economic turmoil demands greater global liquidity. New municipal bond issuance remains strong and the need to move this inventory should continue to restrain pricing and boost yields.

Some of our shareholders have asked us whether a slowing domestic economy may have a negative impact on municipal bonds in general and our portfolios in particular. We believe a weaker economy could put some pressure on municipal issue financing projects like corporate office parks or golf courses. However, we concentrate our portfolios in essential service securities (issuers providing a vital service to a large segment of the public), which are secured by revenue streams not generally tied to the business cycle. We expect this strategy to continue to help insulate our portfolios from the risks presented by a less vibrant economy.

In past Value Reports, we have addressed the stocks versus bonds issue. We have never been disrespectful of equities, but have always promoted the idea that the

                                                                    VALUE REPORT


income and relative safety of principal provided by bonds were essential ingredients in any and all investment recipes. In this Value Report, we want to discuss bonds versus bonds, specifically municipal bonds versus Treasuries and corporates. Acknowledging the superior credit quality of Treasuries and the important role they play in a diversified investment program, we point out that their yields are now quite low. Corporate bond yields are high, but so are the risks presented by an economy that appears to be decelerating. Municipal bonds now offer significantly higher after-tax yields than Treasuries and are less vulnerable than corporates to a potential economic slowdown. Our conclusion, while not totally unbiased, is that municipal bonds have been good and may be getting better.

Sincerely,

               -- Thomas J. Conlin, CFA  -- Greg D. Winston, CFA

                             Portfolio Co-Managers


INVESTMENT PERFORMANCE

               Heartland Short Duration High-Yield Municipal Fund


                                                 Average annual total returns
       December     Equivalent taxable yield        as of December 31, 1998
     SEC yield/1/   at a 39.6% federal rate    1-year   Since Inception (1/2/97)
         5.4%                 9.0%              3.7%              5.5%

                    Heartland High-Yield Municipal Bond Fund


                                                  Average annual total returns
       December     Equivalent taxable yield        as of December 31, 1998
     SEC yield/1/   at a 39.6% federal rate    1-year   Since Inception (1/2/97)
         6.4%                10.6%              6.7%              9.2%

/1/Yields shown are annualized yields for the 30 days ending 12/31/98. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses total returns would have been lower, and the SEC and equivalent taxable yields would have been 5.3% and 8.9% for the Short Duration High-Yield Municipal Fund and 6.0% and 9.9% for the High-Yield Municipal Bond Fund. Income may be subject to state, local and alternative minimum tax.

These Funds invest primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

VALUE REPORT

              Heartland Short Duration High-Yield Municipal Fund

                                   [Photo of
                                  Tom Conlin]

                             Thomas J. Conlin, CFA
                             Portfolio Co-Manager

                                   [Photo of
                                 Greg Winston]

                              Greg D. Winston, CFA
                              Portfolio Co-Manager

"We believe that bonds like the Shelby County, Tennessee Health, Educational and Housing Facility Board Health Care Facilities revenue bonds will help our shareholders build a nest egg for their golden years."


In 1998, the Fund's total return was 3.7% compared to the 5.4% advance of the Lehman Brothers Municipal 1-3 Year Non-Investment Grade Bond Index/1/. In the fourth quarter of 1998, the Fund returned 0.9% compared to the benchmark index's 1.3% gain. For more information on the Fund, please see the Fund Fact Sheet on page 6.

In the second half of 1998, disappointing performance from four related healthcare credits restrained Fund returns. These investments were the primary reason the Fund did not perform as well as it had in its first-year-and-a-half of operations. We dramatically reduced our exposure to these credits and further diversified the Fund, both among individual credits and their related entities and geographically. Going forward, we believe this will help smooth out any bumps in the road.

We are pleased the Fund maintained its attractive yield and that its total return outperformed the Lipper Tax-Exempt Money Market Index/2/ in 1998 as a whole, despite underperforming in the second half. Given the market environment and the fine tuning of our investment process, we look forward to what we believe will be another productive year in 1999.

In the Pines

Located outside Memphis, Tennessee, Kirby Pines is a Continuing Care Retirement Community featuring independent living apartments and cottages, assisted living apartments, an Alzheimer's unit, an adult day care center, and a modern nursing home facility. First opened in 1983, Kirby Pines has enjoyed average occupancy rates of 95% or better in all its facilities over the past two years. It is currently adding 43 new independent living cottages, many of which have already been pre-sold. Presently, there is a 150 unit waiting list for all facilities. Its six competitors in the region (only one of which offers all of Kirby's services) are at or near 100% occupancy.

                                                                    VALUE REPORT


The Shelby County, Tennessee Health, Educational and Housing Facility Board has issued Health Care Facilities Revenue Bonds secured by the revenues generated by Kirby Pines and by first lien mortgages on the independent living apartments, the nursing home, and the Alzheimer's unit. Debt service coverage is expected to range from 1.3 to 1.6 times over the next three years. We have assigned these bonds an equivalent rating of BB, which we anticipate upgrading to BBB if occupancy levels remain high and the additional capacity meets our forecast for improved financial results.

The Fund owns $2.45 million of these bonds, which mature on 11/15/2027 but are callable on 11/15/99. They currently yield 5.5% to call date--providing an attractive return on what we believe is a secure credit. If fundamentals change, our investment viewpoint may as well, but we currently believe that bonds like these will help our shareholders build a nest egg for their golden years.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Short Duration High-Yield Fund and the Lehman 1-3yr Non Inv. Municipal Index beginning on January 2, 1997 inception date as follows:


          Heartland Short Duration       Lehman 1-3yr
          High-Yield Municipal Fund   Non Inv. Municipal
01/02/97          $10,000                  $10,000
03/31/97           10,138                   10,160
06/30/97           10,349                   10,341
09/30/97           10,554                   10,560
12/31/97           10,744                   10,709
03/31/98           10,832                   10,854
06/30/98           10,995                   10,854
09/30/98           11,038                   11,140
12/31/98           11,136                   11,290

Legend in graph states that Past performance is not predictive of future results.

A box above the graph states Average Annual Total Returns as of 12/31/98* as follows:

                 Heartland Short Duration       Lehman 1-3yr
                 High-Yield Municipal Fund   Non Inv. Municipal
1-year                     3.7%                      5.4%
Since inception            5.5%                      6.3%]

*Total returns include reinvestment of dividends and capital gains distributions.

/1/Lehman Brothers Municipal 1-3 Year Non-Investment Grade Index is an unmanaged index and includes issues which have a maximum credit rating of Ba1, were issued as part of an offering of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of 1 to 3 years, and were issued after December 31, 1990.

/2/Lipper Tax-Exempt Money Market Index is an equally weighted index of the performance of the 30 largest general tax-exempt money market funds as tracked by Lipper, Inc.

On 12/31/98, the Fund's Shelby County, Tennessee Health, Educational and Housing Facility Board Health Care Facilities Revenue Bonds--5.5% due 11/15/2027--were valued at $2,471,437 and represented 1.7% of the Fund's net assets..DOC

VALUE REPORT

                   Heartland High-Yield Municipal Bond Fund


                                   [Photo of
                                  Tom Conlin]

                             Thomas J. Conlin, CFA
                             Portfolio Co-Manager

                                   [Photo of
                                 Greg Winston]

                              Greg D. Winston, CFA
                              Portfolio Co-Manager

"For the 12 months ended December 31, 1998, the Fund achieved the highest yield of the 51 funds in Lipper's high-yield municipal bond fund category and was in the top quartile for total return."


In 1998, the Fund's total return was 6.7% compared to the 6.2% gain of the Lehman Brothers Municipal Non-Investment Grade Bond Index/1/. In fourth quarter 1998, the Fund returned 1.2% versus the benchmark index's 0.4% advance. For more information on the Fund, please see the Fund Fact Sheet on page 7.

We are pleased to have once again materially exceeded our benchmark index. For the 12 months ended December 31, 1998, the Fund achieved the highest yield of the 51 funds in Lipper's high-yield municipal bond fund category and was in the top quartile for total return. We did not accomplish this by making an aggressive bet on falling interest rates. The Fund's average duration finished 1998 at 7.3 yrs. We did it "the old fashioned way," through bottom-up bond picking--taking advantage of truly special situations, particularly in small, less widely followed non-rated issues.

Our focus on essential service issuers in regional and local areas where the demographics should support these services continued to pay off. At the close of the year, nearly 58.5% of the portfolio's assets were in hospital, retirement facility and nursing home credits, and another 30.3% was in multi-family housing, water and sewer, and resource recovery issues. We believe our essential services investment themes--the aging of America, the rebuilding of infrastructure, low cost housing development and resource recovery will continue to lead us to attractive, high-yield investment opportunities.

A Solid Foundation

The key to success for low cost housing projects is the quality of the property and a good management team. Equally important is a track record of high occupancy and good maintenance. The 204 unit Southside Villa Apartment Project in Shreveport, Louisiana gets high grades on all these fronts. The 19 brick faced buildings are getting new roofs and maintenance is being upgraded.

                                                                    VALUE REPORT


As of July 31, 1998, occupancy was a healthy 92%. It is expected this occupancy rate will be sustained and perhaps grow once renovations are completed. The project is also getting a new and experienced property management team. The new on-site manager is an approved manager for numerous government sponsored and government affiliated mortgage programs, and additional oversight is provided by asset manager HIMCO, Inc.

The Louisiana Housing Finance Agency has issued Multifamily Housing Revenue Bonds secured by revenues from the Southside Villa Apartment Project and by a first mortgage lien on the buildings. Units in the project are competitively priced and the project's collateral value is estimated to materially exceed the total principal of the bond issue. Evaluating the project's condition, its experienced management team, its operating history and market position, and credit features, we give these bonds a BB equivalent rating.

The Fund owns $2.7 million of these bonds, with a current yield to maturity of 7.0%. As always, we reserve the right to change our opinion on this credit. But right now, you can sign us up for a two bedroom with a garden view.


[line chart illustrating performance of an assumed investment of $10,000 in the Heartland High-Yield Municipal Bond Fund and the Lehman Non Inv. Municipal Index beginning on January 2, 1997 inception date as follows:

           Heartland High-Yield     Lehman Non
              Municipal Bond      Inv. Municipal
01/02/97         $10,000             $10,000
03/31/97          10,167              10,083
06/30/97          10,482              10,373
09/30/97          10,778              10,737
12/31/97          11,167              11,094
03/31/98          11,304              11,335
06/30/98          11,564              11,568
09/30/98          11,774              11,735
12/31/98          11,911              11,783

Legend in graph states that Past performance is not predictive of future results.

A box above the graph states Average Annual Total Returns as of 12/31/98* as follows:

                 Heartland High-Yield     Lehman Non
                    Municipal Bond      Inv. Municipal
1-year                   6.7%                6.2%
Since inception          9.2%                8.6%]

*Total returns include reinvestment of dividends and capital gains distributions.

/1/Lehman Brothers Municipal Non-Investment Grade Index includes issues which have a maximum credit rating of Ba1, were issued as part of an offering of at least $20 million, have an amount outstanding of at least $3 million, have a maturity of at least one year, and were issued after December 31, 1990.

On 12/31/98, the Fund's Louisiana Housing Finance Agency Southside Villa Apartments Bonds--7% due 7/01/2028--were valued at $2,673,000 and represented 3.6% of the Fund's net assets.

VALUE REPORT


              Heartland Short Duration High-Yield Municipal Fund

This Fund seeks a high level of federally tax-exempt current income with a low degree of share price fluctuation. It invests chiefly in short and intermediate term municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less.

              Heartland Short Duration High-Yield Municipal Fund

                        Equivalent taxable    Average annual total returns as
       December          yield at a 39.6%          of December 31, 1998
     SEC yield/1/          federal rate       1-year          since inception
         5.4%                  9.0%            3.7%                 5.5%

FUND FACTS

Sales commission..................  None   Net assets................ $149.6 mil.
Share price....................... $9.98   Number of holdings................. 85
Weighted average duration...... 2.5 yrs.   Inception...................... 1/2/97

                                                                                  % OF
TOP 3 HOLDINGS                                   COUPON     MATURITY    CALL    NET ASSETS
Tarrant Cty., TX Health Fac. Dev. Corp. ........  8.25%      8/2028    8/2002      4.8%
Allegheny County, PA Industrial Dev. Auth. .....   6.8       1/2005        --      4.3
Independence, MO Tax Increment Rev. ............  8.75       4/2015    4/2004      3.7

PORTFOLIO COMPOSITION



    [graphic - A pie chart displays categories of the Heartland Short Duration High-Yield Municipal Fund's portfolio as of 12/31/98: Retirement at 25.0%; Nursing at 20.5%; Hospital at 14.2%; Multifamily at 9.5%; Other at 30.8%. Other is further broken down as follows: IDR at 7.3%; Resource recovery at 6.7%; Mental at 6.3%; Cash & equivalents at 0.4%; Other 10.1%.].DOC

    /1/ Yields shown are annualized yields for the 30 days ending 12/31/98. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses total returns would have been lower, and the SEC and equivalent taxable yields would have been 5.3% and 8.9%. Income may be subject to state, local and alternative minimum tax.

This Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

All statistics are as of December 31, 1998.

                                                                    VALUE REPORT


Heartland High-Yield Municipal Bond Fund

This Fund seeks to maximize after-tax total return by investing for a high level of current income that is federally tax-exempt. It invests chiefly in medium and lower quality municipal obligations. While the duration of its portfolio is unrestricted, the Fund expects to maintain an average duration of over five years.

                   Heartland High-Yield Municipal Bond Fund

                        Equivalent taxable     Average annual total returns as
       December          yield at a 39.6%           of December 31, 1998
     SEC yield/1/          federal rate        1-year          since inception
         6.4%                 10.6%             6.7%                 9.2%

FUND FACTS

Sales commission.................None   Net assets................$73.5 mil.
Share price....................$10.38   Number of holdings................46
Weighted average duration....7.3 yrs.   Inception.....................1/2/97

                                                                                 % OF
TOP 3 HOLDINGS                                  COUPON     MATURITY    CALL   NET ASSETS
Fletcher, NC First Mortgage Housing Rev. ......   7.0%      3/2028    3/2007     5.5%
Tarrant County, TX Health Fac. Dev. Corp. .....   8.0       8/2025    8/2002     5.1
Pennsylvania Higher Education Facilities.......  7.25       9/2017    9/2001     4.5

PORTFOLIO COMPOSITION



    [graphic - A pie chart displays categories of the Heartland High-Yield Municipal Bond Fund's portfolio as of 12/31/98: Retirement at 25.0%; Nursing at 21.3%; Multifamily at 20.0%; Resource recovery at 7.4%; Hospital at 12.2%; Other at 14.1%. Other is further broken down as follows: IDR at 5.4%; Mental at 4.9%; Other at 3.5%; Water & sewer at 2.9%; Lease at 1.4%; Cash & equivalents at -4.0%.].DOC


/1/Yields shown are annualized yields for the 30 days ending 12/31/98. Total returns include reinvestment of all dividends and capital gain distributions. Performance data reflects fee waivers in effect during the period. Without subsidization of fees and expenses total returns would have been lower, and the SEC and equivalent taxable yields would have been 6.0% and 9.9%. Income may be subject to state, local and alternative minimum tax.


This Fund invests primarily in medium- and lower-quality securities which have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

All statistics are as of December 31, 1998.

VALUE REPORT


Heartland Value Research

The following studies were conducted by Heartland's research staff and are available to you upon request. Please call shareholder services at 1.800.432.7856.

#1  "THE CASE FOR LOW P/E AT MARKET TOPS"

    Michael A. Berry, Ph.D.

#2  "OVER TIME, THERE'S BEEN NOTHING
    LIKE VALUE"

    Michael A. Berry, Ph.D.

#3  "USING A MID-CAP VALUE STRATEGY TO HEDGE THE LARGE CAP/SMALL CAP CYCLE"

    Michael A. Berry, Ph.D.

#4  "WHY INTERMEDIATE MATURITIES?"

    Lawrence J. Pavelec, CFA/Patrick J. Retzer, CPA

#5  "A REVEALING LOOK AT PRICE-TO-BOOK"

    James P. Holmes, CFA

#6  "WHY GOVERNMENT BONDS?"

    Lawrence J. Pavelec, CFA/Patrick J. Retzer, CPA

#7  "VALUE INVESTING: COME RAIN OR
    COME SHINE"

    Michael A. Berry, Ph.D.

#8 "HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND: THE INVENTION OF A NEW SECTOR"

    Thomas J. Conlin, CFA/Greg D. Winston, CFA

                                                                    VALUE REPORT

Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.


                                   [Photo of
                              Shareholder Services
                                Representative]

1.800.432.7856
www.heartlandfunds.com

VALUE REPORT

                       Heartland's Risk/Return Spectrum

  [graphic - A spectrum illustrates the potential risk/return of the following categories, both the categories and the funds within them being listed in an aggregate order of lower to higher potential risk/return, respectively: Money
  Market, which includes the Firstar Money Market; Bond, which includes Short Duration High-Yield Municipal, Taxable Short Duration Municipal, U.S. Government
  Securities, Wisconsin Tax Free and High-Yield Municipal Bond; and Equity or Stock, which includes Large Cap Value, Value Plus, Mid Cap Value and Value.]



In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. It is possible to lose money by investing in the Fund. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank Milwaukee or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency.

For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus or visit our website at www.heartlandfunds.com. Read it carefully before you invest.

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR
  AMOUNT    LONG-TERM INVESTMENTS - 97.4%        COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 97.4%

            ALABAMA - 2.7%
$  370,000  Valley, Alabama Special Care
             Facilities Finance Authority -
             Lanier Memorial Hospital..........  5.000%  11/01/2000  $  375,088

   325,000  Valley, Alabama Special Care
             Facilities Finance Authority -
             Lanier Memorial Hospital..........  4.650   11/01/2002     326,219

   225,000  West Jefferson, Alabama Amusement &
             Public Park Authority - Visionland
             Alabama (Callable 12/01/2006).....  7.500   12/01/2008     252,562

 2,715,000  West Jefferson, Alabama Amusement &
             Public Park Authority - Visionland
             Alabama (Callable 12/01/2006).....  8.000   12/01/2026   3,047,587
                                                                     ----------
                                                                      4,001,456

            COLORADO - 1.1%
 1,500,000  Mesa County, Colorado Industrial
             Development Revenue - Joy
             Technologies, Incorporated
             (Callable 03/15/2002).............  8.500   09/15/2006   1,666,875

            CONNECTICUT - 4.3%
 1,440,000  Connecticut State Development
             Authority - Alzheimers Resource
             Center............................  6.875   08/15/2004   1,533,600
 4,625,000  Connecticut State Development
             Authority - Alzheimers Resource
             Center (Callable 08/15/2004)......  7.125   08/15/2014   4,966,094
                                                                     ----------
                                                                      6,499,694

            FLORIDA - 5.4%
 1,260,000  Lee County, Florida Industrial
             Development Authority - Cypress
             Cove at Healthpark, Florida, Inc.
             Project (Callable 10/01/2002).....  5.625   10/01/2026   1,282,050
   890,000  Lee County, Florida Industrial
             Development Authority - Cypress
             Cove at Healthpark, Florida, Inc.
             Project...........................  5.600   10/01/2004     911,137
   585,000  Lee County, Florida Industrial
             Development Authority - Cypress
             Cove at Healthpark, Florida, Inc.
             Project...........................  5.700   10/01/2005     601,087
 1,835,000  Seminole County, Florida Industrial
             Development Authority - RHA/Fern
             Park MR, Incorporated (Callable
             04/01/1999).......................  9.250   04/01/2012   1,890,050
 1,225,000  Tarpon Springs, Florida Health
             Facilities Authority - Helen Ellis
             Memorial Hospital (Callable
             05/01/2001).......................  7.500   05/01/2011   1,284,719
 2,000,000  Tarpon Springs, Florida Health
             Facilities Authority - Helen Ellis
             Memorial Hospital (Callable
             05/01/2001).......................  7.625   05/01/2021   2,102,500
                                                                     ----------
                                                                      8,071,543

            GEORGIA - 4.5%
 2,000,000  Athens-Clarke County, Georgia
             Residential Care - Wesley Woods of
             Athens, Inc. Project (Callable
             10/01/2000).......................  5.300   10/01/2001   2,015,000
 1,600,000  Clayton County, Georgia Development
             Authority IDR - Outboard Marine
             Corporation (Callable 04/01/1999).  6.000   10/01/2002   1,616,000
 3,220,000  Houston County, Georgia Development
             Authority - Emerald Coast Housing
             (Callable 08/01/2008).............  6.850   08/01/2018   3,163,650
                                                                     ----------
                                                                      6,794,650

            ILLINOIS - 4.8%
 3,000,000  Granite City, Illinois Hospital
             Facilities Revenue - St. Elizabeth
             Medical Center (Callable
             06/01/1999).......................  8.125   06/01/2008   3,060,000
 1,500,000  Illinois Health Facilities
             Authority - Bohemian Home - Tabor
             Hills Health Care (Callable
             11/15/2003).......................  5.250   11/15/2028   1,501,875
 2,660,000  Worth, Illinois Nursing Home
             Revenue - Belhaven Convalescent
             Center (Callable 12/15/2002)......  6.200   12/15/2007   2,669,975
                                                                     ----------
                                                                      7,231,850

            HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS (Cont'd) . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR       LONG-TERM INVESTMENTS - 97.4%
  AMOUNT     (Cont'd)                            COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 97.4% (Cont'd)

            INDIANA - 0.9%

$  650,000  Greensburg, Indiana Economic
             Development Revenue -
             Kroger Company (Callable
             12/01/2004).......................  7.250%  06/01/2011  $   745,875
   500,000  Indiana Health Facilities Finance
             Authority - Hancock Memorial
             Hospital
             (Callable 08/15/2006).............  5.900   08/15/2007      537,500
                                                                     -----------
                                                                       1,283,375

            IOWA - 5.3%
 4,000,000  Cedar Rapids, Iowa First Mortgage
             Revenue - Cottage Grove Place
             (Callable 07/01/2005).............  5.625   07/01/2028    4,000,000
 1,500,000  Elk Horn, Iowa Health Care
             Facility - Salem Lutheran Homes
             (Callable 04/01/2003).............  7.250   04/01/2018    1,501,080
 1,450,000  Iowa Finance Authority Health Care
             Facilities - Care Initiatives.....  5.500   07/01/2008    1,471,750
   900,000  Ottumwa, Iowa Revenue - Penn
             Place - Regional Retirement
             Living (Callable 02/15/2003)......  5.150   02/15/2028      891,000
                                                                     -----------
                                                                       7,863,830

            KANSAS - 0.3%
   500,000  Topeka, Kansas Industrial Revenue -
             Reser's Fine Foods, Incorporated
             (Callable 04/01/2001)(a)..........  5.200   04/01/2003      500,000

            LOUISIANA - 7.8%
 3,875,000  Louisiana Health Education
             Authority - Lambeth House
             (Callable 01/01/2007).............  5.625   01/01/2028    3,875,000
 1,945,000  Louisiana Public Facilities
             Authority - Beverly Enterprises,
             Incorporated (Callable
             09/01/2002).......................  8.250   09/01/2008    2,122,481
 3,290,000  Louisiana Public Facilities
             Authority - Progressive
             Healthcare Providers
             (Callable 10/01/2000).............  6.250   10/01/2011    3,335,237
 1,420,000  St. Tammany, Louisiana Public
             Trust Finance Authority -
             Christwood........................  5.000   11/15/2003    1,407,575
 1,000,000  St. Tammany, Louisiana Public
             Trust Finance Authority -
             Christwood........................  5.250   11/15/2008      982,500
                                                                     -----------
                                                                      11,722,793

            MARYLAND - 1.0%
 1,500,000  Frederick County, Maryland
             Retirement Community -
             Buckingham's Choice
             (Callable 01/01/2003).............  5.250   01/01/2027    1,500,990

            MASSACHUSETTS - 2.1%
 1,260,000  Massachusetts Industrial Finance
             Agency - Reeds Landing Project
             (Callable 02/01/1999).............  7.750   10/01/2000    1,282,315
   945,000  Massachusetts Industrial Finance
             Agency - Glenmeadow Retirement
             Community (Callable 02/15/2003)...  5.000   02/15/2026      946,181
   970,000  Massachusetts Industrial Finance
             Agency - Glenmeadow Retirement
             Community (Callable 02/15/2006)...  5.250   02/15/2026      970,000
                                                                      ----------
                                                                       3,198,496

            MISSOURI - 3.7%
 4,875,000  Independence, Missouri Tax
             Increment Revenue - Homart
             Development Company
             (Callable 04/01/2004).............  8.750   04/01/2015    5,478,281

            NEW HAMPSHIRE - 0.4%
   600,000  New Hampshire Industrial
             Development Authority.............  8.000   03/01/2001      602,628

            NEW JERSEY - 4.9%
 2,500,000  New Jersey Health Care Facilities
             Finance Authority - Raritan Bay
             Medical Center (Callable
             07/01/2004).......................  7.250   07/01/2027    2,643,750

 4,700,000  New Jersey Economic Development
             Authority - Leisure Park Project
             (Callable 12/01/2007).............  5.875   12/01/2027    4,741,125
                                                                     -----------
                                                                       7,384,875

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS [CONT'D] . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR      LONG-TERM INVESTMENTS - 97.4%
  AMOUNT     [cont'd]                            COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 97.4% [cont'd]

            NEW MEXICO - 0.7%
$1,000,000  Santa Fe County, New Mexico Project
             Revenue - El Castillo Retirement
             Residences (Callable 05/15/2000)..  5.250%  05/15/2028  $1,001,250

            NEW YORK - 2.3%
 3,255,000  Erie County, NY Industrial
             Development Agency - Depaul
             Properties, Incorporated (Callable
             09/01/2002).......................  6.500   09/01/2018   3,421,819

            OHIO - 5.7%
 1,000,835  Clark County, Ohio Industrial
             Development Revenue - Main
             Associates Project (Callable
             02/01/1999).......................  8.000   11/01/2005   1,004,588
   745,000  Franklin County, Ohio Mortgage
             Revenue - Gateway Apartment Homes
             (Callable 01/05/1999).............  5.375   10/20/2010     745,358
 1,050,000  Montgomery County, Ohio Health Care
             Facilities - Friendship Village of
             Dayton (Callable 02/01/2001)......  5.375   02/01/2022   1,055,250
 2,000,000  Montgomery County, Ohio Hospital
             Revenue - Grandview Hospital &
             Medical Center....................  5.250   12/01/2002   1,920,000
 1,000,000  Montgomery County, Ohio Hospital
             Revenue - Grandview Hospital &
             Medical Center....................  5.250   12/01/2003     960,000
 1,700,000  Montgomery County, Ohio Health Care
             Facilities - Friendship Village of
             Dayton (Callable 02/01/2003)......  5.500   02/01/2007   1,717,000
 1,055,000  Ohio Capital Corporation for
             Housing - Bella Vista Section 8
             Assisted Project..................  7.250   02/01/2002   1,056,319
                                                                     ----------
                                                                      8,458,515

            OKLAHOMA - 1.4%
 1,065,000  Tulsa County, Oklahoma Industrial
             Authority - Multifamily Housing
             1st Mortgage Revenue (Callable
             12/01/2005).......................  7.400   12/01/2017   1,066,331
 1,000,000  Tulsa County, Oklahoma Industrial
             Authority - Multifamily Housing
             1st Mortgage Revenue (Callable
             12/01/2005).......................  7.500   12/01/2027   1,001,250
                                                                     ----------
                                                                      2,067,581

            PENNSYLVANIA - 16.8%
   255,000  Allegheny County, Pennsylvania
             Hospital Development Authority -
             Allegheny Valley Hospital.........  7.500   08/01/2000     245,119
   275,000  Allegheny County, Pennsylvania
             Hospital Development Authority -
             Allegheny Valley Hospital
             (Callable 08/01/2000).............  7.600   08/01/2001     258,500
   295,000  Allegheny County, Pennsylvania
             Hospital Development Authority -
             Allegheny Valley Hospital
             (Callable 08/01/2000).............  7.700   08/01/2002     276,931
 6,400,000  Allegheny County, Pennsylvania
             Industrial Development Authority -
             Lanchester Energy Partners........  6.800   01/01/2005   6,400,000
   730,000  Clarion County, Pennsylvania
             Industrial Development Authority -
             Beverly Enterprises, Inc.
             (Callable 05/01/1999)............. 10.125   05/01/2007     760,989
 1,855,000  Cumberland County, Pennsylvania
             Industrial Development Revenue -
             Beverly Enterprises, Inc. ........  5.300   10/01/2003   1,841,087
 2,785,000  Cumberland County, Pennsylvania
             Industrial Development Revenue -
             Beverly Enterprises, Inc.
             (Callable 10/01/2003).............  5.500   10/01/2008   2,760,631
   500,000  Delaware County, Pennsylvania
             Industrial Development Authority
             Revenue - Martins Run Project
             (Callable 12/15/2001).............  5.750   12/15/2003     508,125
   245,000  Green County, Pennsylvania
             Industrial Development Revenue -
             Beverly Enterprises, Inc.
             (Callable 03/01/2003).............  5.500   03/01/2008     243,163
 1,000,000  Montgomery County, Pennsylvania
             Industrial Development Authority
             Revenue - Meadowood Corporation
             (CALLABLE 12/01/1999).............  5.500   12/01/2019   1,001,770

            HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
              SCHEDULE OF INVESTMENTS (Cont'd) . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR       LONG-TERM INVESTMENTS - 97.4%
  AMOUNT     (Cont'd)                            COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 97.4% (Cont'd)

            PENNSYLVANIA  16.8% (Cont'd)
$  644,000  Montgomery County, Pennsylvania
             Industrial Development Authority
             Revenue - Meadowood Corporation
             (Callable 12/01/1999).............. 5.150%  12/01/2003  $   644,586
 2,550,000  Philadelphia Authority for
             Industrial Development - The
             Baptist Home of Philadelphia
             (Callable 11/15/2000).............. 5.250   11/15/2028    2,553,188
 1,000,000  Philadelphia, Pennsylvania
             Hospital & Higher Education
             Facilities - Temple University
             Hospital (Callable 11/15/2003)..... 6.625   11/15/2023    1,075,000
   500,000  Scranton-Lackawanna Health &
             Welfare Authority - Allied
             Services Rehabilitation Hospitals
             (Callable 07/15/2004).............. 7.125   07/15/2005      546,250
 2,275,000  Washington County, Pennsylvania
             Hospital Authority - Cannonsburg
             General Hospital (Callable
             06/01/2003)........................ 7.350   06/01/2013    2,366,000
 3,600,000  Westmoreland County, Pennsylvania
             Industrial Development
             Authority - Lancaster Energy
             Partners........................... 6.800   01/01/2005    3,600,000
                                                                     -----------
                                                                      25,081,339

            TENNESSEE - 1.7%
 2,450,000  Shelby County, Tennessee Health,
             Education & Housing Facilities -
             Kirby Pines Retirement Community
             (Callable 11/15/1999).............. 5.500   11/15/2027    2,471,437

            TEXAS -  16.0%
 1,000,000  Danforth, Texas Health Facilities
             Corporation - Heritage Duval
             Gardens (Callable 07/01/2003)...... 7.375   07/01/2028    1,000,000
 2,405,000  Edinburg, Texas Industrial
             Development Corporation -
             Water Park Project................. 7.000   09/01/2006    2,429,050
 2,000,000  Edinburg, Texas Industrial
             Development Corporation -
             Water Park Project
             (Callable 09/01/2008).............. 7.500   09/01/2023    1,992,500
 3,000,000  Jefferson County, Texas Health
             Facilities Development
             Corporation - Baptist Healthcare
             System (Callable 06/01/1999)....... 8.875   06/01/2021    3,105,450
   190,000  Rusk County, Texas Health
             Facilities Corporation - Sugarland
             Retirement Communities (Callable
             03/01/2000)........................ 6.375   03/01/2006      190,475
   270,000  Rusk County, Texas Health
             Facilities Corporation - Sugarland
             Retirement Communities (Callable
             03/01/2000)........................ 6.500   03/01/2007      270,675
   155,000  Rusk County, Texas Health
             Facilities Corporation - Sugarland
             Retirement Communities (Callable
             03/01/2000)........................ 6.625   03/01/2008      155,388
 1,430,000  Rusk County, Texas Health
             Facilities Corporation - Sugarland
             Retirement Communities (Callable
             03/01/2000)........................ 7.500   03/01/2014    1,433,575
 1,800,000  Rusk County, Texas Health
             Facilities Corporation - Sugarland
             Retirement Communities (Callable
             03/01/2000)........................ 7.750   03/01/2019    1,806,750
 1,000,000  San Antonio, Texas Health
             Facilities Development
             Corporation - Beverly Enterprises,
             Incorporated (Callable
             12/01/2002)........................ 8.250   12/01/2019    1,095,000
   810,000  Tarrant County, Texas Health
             Facilities Development
             Corporation - St. Joseph Long
             Term Care Facility (Callable
             05/01/1999)........................ 6.500   05/01/2004      810,697
 1,150,000  Tarrant County, Texas Health
             Facilities Development
             Corporation - Westchester
             Retirement Communities
             (Callable 08/01/2002).............. 8.000   08/01/2025    1,139,937

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
             SCHEDULE OF INVESTMENTS (CONT'D) . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR      LONG-TERM INVESTMENTS - 97.4%
  AMOUNT    (CONT'D)                             COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 97.4% (CONT'D)

            TEXAS - 16.0% (CONT'D)
$7,105,000  Tarrant County, Texas Health
             Facilities Development
             Corporation - Westchester
             Retirement Communities (Callable
             08/01/2002).......................  8.250%  08/01/2028  $  7,167,169
 1,345,000  Wharton, Texas Housing Development
             Corporation - University Place
             Apartments........................  5.500   06/01/2010     1,343,319
                                                                     ------------
                                                                       23,939,985

            VIRGINIA - 1.8%
 2,660,000  Newport News Virginia Redevelopment
             & Housing Authority - St. Michaels
             Apartments (Callable 11/01/2002)... 7.625   11/01/2018     2,713,200

            WISCONSIN - 1.8%
 2,455,000  Wisconsin Health &Education
             Facilities Authority -
             Benchmark Healthcare of Wisconsin
             (Callable 10/15/2006).............  8.500   10/15/2026     2,709,706

            TOTAL MUNICIPAL BONDS
             (Cost $144,682,554)...............                      $145,666,168
                                                                     ------------
            TOTAL LONG-TERM INVESTMENTS
             (Cost $144,682,554)...............                      $145,666,168
                                                                     ------------

--------------------------------------------------------------------------------
   PAR
  AMOUNT    SHORT-TERM INVESTMENTS - 2.2%          COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------
            MUNICIPAL BONDS - 2.2%

            NEW JERSEY - 2.1%
$3,125,000  South Amboy, New Jersey Housing
             Authority - Shore Gate Village
             Grand Project (Callable
             01/15/1999).......................  6.000%  08/15/1999 $  3,125,750

            PENNSYLVANIA - 0.1%
   235,000  Allegheny County, Pennsylvania
             Hospital Development Authority -
             Allegheny Valley Hospital.........  7.400   08/01/1999      229,738
                                                                    ------------
            TOTAL MUNICIPAL BONDS
             (COST $3,350,600).................                     $  3,355,488
                                                                    ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $3,350,600).................                     $  3,355,488
                                                                    ------------
            TOTAL INVESTEMENTS
             (COST $148,033,154)...............           99.6%      149,021,656

            Cash and Receivables,
             Less Liabilities..................            0.4           621,749
                                                         ------     ------------
            TOTAL NET ASSETS...................          100.0%     $149,643,405
                                                         ======     ============

            (A) All or a portion of security committed to cover margin requirements for futures contracts.

            The accompanying Notes to Financial Statements are an integral part of this Schedule.

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                  SCHEDULE OF INVESTMENTS . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR
  AMOUNT     LONG-TERM INVESTMENTS - 104.0%      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 104.0%

            ALABAMA - 4.3%
$2,000,000  Mobile, Alabama Industrial
             Development Board -
             Mobile Energy Services
             (Callable 01/01/2005) (a).........  6.950%  01/01/2020  $ 1,060,000
 2,000,000  Vance, Alabama Governmental
             Utility Services Corporation -
             Sewer Services Revenue
             (Callable 10/01/2007).............  7.500   10/01/2018    2,122,500
                                                                     -----------
                                                                       3,182,500

            FLORIDA - 6.3%
 2,000,000  Mexico Beach, Florida Public
             Service Facilities - Heritage
             House Of Sarasota (Callable
             12/01/2002).......................  8.000   12/01/2027    2,010,000
 2,500,000  Seminole County, Florida
             Industrial Development
             Authority - RHA/Fern Park MR,
             Incorporated (Callable
             04/01/1999).......................  9.250   04/01/2012    2,575,000
                                                                     -----------
                                                                       4,585,000

            GEORGIA - 3.5%
 2,575,000  Houston County, Georgia
             Development Authority - Grantley,
             Incorporated Project (Callable
             04/01/2003).......................  7.375   04/01/2028    2,558,906

            ILLINOIS - 8.4%
   200,000  Chicago, Illinois Health
             Facilities - Heritage Care of
             Chicago (Callable 07/01/2003).....  7.200   07/01/2010      200,000
   200,000  Chicago, Illinois Health
             Facilities - Heritage Care of
             Chicago (Callable 07/01/2003).....  7.300   07/01/2011      200,000
 1,000,000  Chicago, Illinois Health
             Facilities - Heritage Care of
             Chicago (Callable 07/01/2003).....  7.625   07/01/2028    1,000,000
 2,000,000  Illinois Development Finance
             Authority - Spring Grove
             Apartments (Callable
             01/01/2009).......................  7.000   01/01/2029    1,967,500
 2,000,000  Robbins Illinois Resource
             Recovery Revenue - Robbins
             Resource Recovery
             (Callable 10/15/2006).............  8.375   10/15/2016    1,100,000
 1,700,000  Worth, Illinois Nursing Home
             Revenue - Belhaven Convalescent
             Center (Callable 12/15/2002)......  7.250   12/15/2027    1,706,375
                                                                     -----------
                                                                       6,173,875

            INDIANA - 2.6%
   715,000  Beech Grove, Indiana Economic
             Development Revenue - Diplomat
             South Apartments
             (Callable 01/01/2003).............  7.000   01/01/2028      715,000
 1,200,000  Beech Grove, Indiana Economic
             Development Revenue - Beech
             Grove Village Apartments
             (Callable 01/01/2003).............  7.000   01/01/2028    1,210,500
                                                                     -----------
                                                                       1,925,500

            IOWA - 1.4%
 1,000,000  Asbury, Iowa Elderly Care
             & Retirement Facilities -
             Stonehill Project
             (Callable 09/01/2003) (a).........  6.000   09/01/2028      995,000

            LOUISIANA - 3.7%
 2,700,000  Louisiana Housing Finance
             Agency - Southside Villa
             Apartments
             (Callable 07/01/2003).............  7.000   07/01/2028    2,673,000

            MICHIGAN - 3.6%
 1,140,000  Redford Township, Michigan
             Economic Development
             Corporation - The Malachi
             Corporation
             (Callable 05/01/2003).............  7.500   05/01/2028    1,138,575
 1,500,000  Riverview, Michigan Economic
             Development Corporation -
             The Malachi Corporation
             (Callable 05/01/2003).............  7.500   05/01/2028    1,503,750
                                                                     -----------
                                                                       2,642,325

            MINNESOTA - 2.2%
 1,600,000  Oakdale, Minnesota Elderly
             Housing Revenue - PMH/Oakdale,
             Incorporated
             (Callable 03/01/2005).............  6.000   03/01/2028    1,618,000

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
             SCHEDULE OF INVESTMENTS (cont'd) . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR      LONG-TERM INVESTMENTS - 104.0%
  AMOUNT    (cont'd)                             COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 104.0% (cont'd)

            MISSOURI - 3.8%
$1,000,000  Gallatin, Missouri Certificates of
             Participation - Electric
             Distribution System
             (Callable 07/01/2007).............. 7.375%  01/01/2028  $ 1,023,750
 1,715,000  St. Louis County, Missouri
             Industrial Development
             Authority - Dasal Caring Centers
             (Callable 12/01/2007).............. 7.750   12/01/2016    1,787,887
                                                                     -----------
                                                                       2,811,637

            NEW JERSEY - 8.2%
 2,500,000  New Jersey Economic Development
             Authority - Arbor Glen of
             Bridgewater (Callable
             05/15/2009) (b).................... 5.875   05/15/2016    2,443,750
 1,500,000  New Jersey Health Care Facilities
             Finance Authority - Raritan Bay
             Medical Center (Callable
             07/01/2004)........................ 7.250   07/01/2027    1,586,250
 2,000,000  New Jersey Economic Development
             Authority - Leisure Park Project
             (Callable 12/01/2007).............. 5.875   12/01/2027    2,017,500
                                                                     -----------
                                                                       6,047,500

            NORTH CAROLINA - 5.5%
 4,000,000  Fletcher, North Carolina First
             Mortgage Housing Revenue -
             Avery's View Retirement
             Facilities (Callable
             03/01/2007) (c).................... 7.000   03/01/2028    4,015,000

            OHIO - 2.9%
   515,000  Franklin County, Ohio Hospital
             Facilities - Worthington
             Christian Village.................. 7.875   06/01/2005      514,356
   675,000  Franklin County, Ohio Hospital
             Facilities - Worthington
             Christian Village (Callable
             06/01/2005)........................ 8.000   06/01/2010      674,156
 1,000,000  Montgomery County, Ohio Hospital
             Revenue - Grandview Hospital
             & Medical Center................... 5.250   12/01/2003      960,000
                                                                     -----------
                                                                       2,148,512

            OKLAHOMA - 5.5%
 2,000,000  Tulsa County, Oklahoma Industrial
             Authority - Multifamily Housing
             1st Mortgage Revenue
             (Callable 12/01/2005).............. 7.500   12/01/2027    2,002,500
 2,000,000  Tulsa County, Oklahoma Industrial
             Authority - Shadybrook Apartments
             (Callable 07/01/2003).............. 6.375   07/01/2028    1,997,500
                                                                     -----------
                                                                       4,000,000

            PENNSYLVANIA - 6.6%
 3,750,000  Pennsylvania Higher Education
             Facilities Authority - Allegheny
             General Hospital (Callable
             09/01/2001)........................ 7.250   09/01/2017    3,285,938
 1,600,000  Westmoreland County, Pennsylvania
             Industrial Development
             Authority - Lanchester Energy
             Partners........................... 7.000   01/01/2008    1,594,000
                                                                     -----------
                                                                       4,879,938

            TENNESSEE - 2.6%
   630,000  Shelby County, Tennessee Health,
             Education & Housing
             Facilities - Winfield Village
             of Cordova (Callable 08/29/2006)... 8.500   07/01/2026      678,037
 1,225,000  Sweetwater, Tennessee Industrial
             Development Board - Wood
             Presbyterian Home
             (Callable 01/01/2006).............. 7.750   01/01/2029    1,229,594
                                                                     -----------
                                                                       1,907,631

            TEXAS - 17.9%
 2,370,000  Bexar County, Texas Housing
             Finance Corporation - King's
             Point & Thompson Place Apartments
             (Callable 07/01/2003).............. 7.000   07/01/2028    2,372,964
   665,000  Danforth, Texas Health
             Facilities Corporation -
             Sam Houston Long Term Care
             Facility (Callable 03/01/2004)..... 8.250   03/01/2027      678,300
 1,500,000  Danforth, Texas Health Facilities
             Corporation - Heritage Duval
             Gardens (Callable 07/01/2003)...... 7.375   07/01/2028    1,500,000

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
             SCHEDULE OF INVESTMENTS (cont'd) . DECEMBER 31, 1998

--------------------------------------------------------------------------------
   PAR      LONG-TERM INVESTMENTS - 104.0%
  AMOUNT    (cont'd)                             COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 104.0% (cont'd)

            TEXAS - 17.9% (cont'd)
$3,000,000  Jefferson County, Texas Health
             Facilities Development
             Corporation - Baptist Healthcare
             System (Callable 06/01/1999)......  8.875%  06/01/2021   $3,105,450
 1,095,000  Rusk County, Texas Health
             Facilities Corporation -
             Sugarland Retirement Communities
             (Callable 03/01/2000).............  8.250   03/01/2028    1,099,106
 3,750,000  Tarrant County, Texas Health
             Facilities Development
             Corporation - Westchester
             Retirement Communities
             (Callable 08/01/2002).............  8.000   08/01/2025    3,717,187
   685,000  Tarrant County, Texas Health
             Facilities Development
             Corporation - St. Joseph
             Long Term Care Facility
             (Callable 05/01/2004).............  8.500   05/01/2027      707,263
                                                                     -----------
                                                                      13,180,270

            VIRGINIA - 5.9%
 2,000,000  Brunswick County, Virginia
             Industrial Development
             Authority - Extraction
             Technologies of Virginia
             (Callable 07/01/2007).............  7.500   07/01/2016    1,925,000
 2,500,000  Newport News, Virginia
             Redevelopment & Housing
             Authority - St. Michaels
             Apartment (Callable
             11/01/2008).......................  7.250   11/01/2028    2,425,000
                                                                     -----------
                                                                       4,350,000

            WISCONSIN - 9.1%
 1,000,000  Wisconsin Health & Education
             Facilities Authority - Benchmark
             Healthcare of Wisconsin
             (Callable 10/15/2006).............  8.500   10/15/2026    1,103,750
 2,415,000  Wisconsin Health & Education
             Facilities Authority - Benchmark
             Healthcare of Green Bay
             (Callable 05/01/2007).............  7.750   05/01/2027    2,523,675
 1,000,000  Wisconsin Health & Education
             Facilities Authority - RFDF,
             Incorporated Project
             (Callable 07/15/2007).............  7.375   07/15/2027    1,016,250
 2,000,000  Wisconsin Health & Education
             Facilities Authority - The
             Millennium Housing Foundation
             (Callable 07/01/2008) (a).........  6.100   01/01/2028    2,032,500
                                                                     -----------
                                                                       6,676,175

            TOTAL MUNICIPAL BONDS
             (Cost $76,064,145)....................................  $76,370,769
                                                                     ===========
            TOTAL LONG-TERM INVESTMENTS
             (Cost $76,064,145)....................................  $76,370,769
                                                                     -----------
            TOTAL INVESTMENTS
             (Cost $76,064,145)........ 104.0%                       $76,370,769
            Liabilities, less
             cash and receivables......  (4.0)                        (2,915,964)
                                        ------                       -----------
            TOTAL NET ASSETS........... 100.0%                       $73,454,805
                                        ======                       ===========

            (a) All or a portion of security committed to cover margin requirements for futures contracts and/or segregated collateral requirements for when-issued securities.
            (b) When-issued security.
            (c) Coupon payment periodically increases over the life of the security. Rate stated is in effect on December 31, 1998.

            The accompanying Notes to Financial Statements are an integral part of this Schedule.

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1998
--------------------------------------------------------------------------------
                                                    Short
                                                   Duration
                                                  High-Yield        High-Yield
                                                  Municipal          Municipal
ASSETS:                                              Fund            Bond Fund
                                                 ------------       -----------
  Investments in securities, at cost............ $148,033,154       $76,064,145
                                                 ============       ===========
  Investments in securities, at value........... $149,021,656       $76,370,769
  Cash..........................................       94,718             9,032
  Receivable from securities sold...............    2,899,018                --
  Receivable from fund shares sold..............      214,328         1,469,417
  Accrued interest..............................    2,738,023         1,681,839
  Variation margin on open futures contracts....        7,814             1,251
  Prepaid expenses..............................        4,928             1,494
  Receivable from custodian.....................       16,841             8,791
  Deferred organization expense.................       14,186            14,186
  Receivable from Advisor for expense
   reimbursement and management fee waiver......       12,881            24,856
                                                 ------------       -----------
    Total Assets................................  155,024,393        79,581,635
                                                 ------------       -----------

LIABILITIES:
  Payable for securities purchased..............    2,890,918         2,448,620
  Payable for fund shares redeemed..............    1,701,943           647,155
  Short-term notes payable......................      600,000         2,900,000
  Distributions payable.........................       70,717            44,239
  Payable to Advisor for management fee.........       52,000            37,648
  Payable to Advisor for deferred
   organization expense.........................       14,186            14,186
  Accrued expenses..............................       51,224            34,982
                                                 ------------       -----------
    Total Liabilities...........................    5,380,988         6,126,830
                                                 ------------       -----------

TOTAL NET ASSETS................................ $149,643,405       $73,454,805
                                                 ============       ===========

NET ASSETS CONSIST OF:
  Paid in capital............................... $151,390,010       $73,335,958
  Accumulated undistributed net investment
   income.......................................          369                --
  Accumulated net realized losses on
   investments..................................   (2,726,332)         (181,888)
  Net unrealized appreciation on investments....      979,358           300,735
                                                 ------------       -----------
TOTAL NET ASSETS................................ $149,643,405       $73,454,805
                                                 ============       ===========

  Shares Outstanding, $.001 par value
   (100,000,000 shares authorized for
   each fund)...................................   14,999,494         7,076,189
                                                 ============       ===========

NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE..................... $       9.98       $     10.38
                                                 ============       ===========


The accompanying Notes to Financial Statements are an integral part of these Statements.

                           STATEMENTS OF OPERATIONS
                     For the year ended December 31, 1998
-------------------------------------------------------------------------------
                                                      Short
                                                     Duration
                                                    High-Yield      High-Yield
                                                    Municipal       Municipal
INVESTMENT INCOME:                                     Fund         Bond Fund
                                                    -----------     ----------
  Interest......................................    $ 8,664,417     $3,863,045
                                                    -----------     ----------
    Total investment income.....................      8,664,417      3,863,045
                                                    -----------     ----------
EXPENSES:
  Management fees...............................        587,358        332,796
  Distribution fees.............................        366,790        138,665
  Transfer agent fees...........................         62,157         25,395
  Custodian fees................................         26,005         12,549
  Registration fees.............................         23,092         26,127
  Directors' fees...............................         13,512         11,119
  Audit fees....................................         11,115          9,549
  Postage.......................................         10,777          3,615
  Printing and communications...................          8,105          3,010
  Legal fees....................................          6,282          2,011
  Amortization of deferred organiation expenses.          4,729          4,729
  Other operating expenses......................         61,473         43,274
                                                    -----------     ----------
    Total expenses..............................      1,181,395        612,839
    Less: Fees paid indirectly..................        (17,690)       (10,285)
    Less: Expense reimbursement and
     management fee waiver......................       (251,735)      (169,980)
                                                    -----------     ----------
    Net expenses................................        911,970        432,574
                                                    -----------     ----------
NET INVESTMENT INCOME...........................      7,752,447      3,430,471
                                                    -----------     ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
  Net realized gains (losses) on:
    Securities..................................     (1,700,929)       261,961)
    Futures contracts...........................     (1,054,297)      (110,567)
  Net increase (decrease) in unrealized
     appreciation on:
    Securities..................................       (156,536)      (215,286)
    Futures contracts...........................        271,588         68,714
                                                    -----------     ----------
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS.................................     (2,640,174)         4,822
                                                    -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.....................................    $ 5,112,273     $3,435,293
                                                    ===========     ==========

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Short Duration High-Yield            High-Yield Municipal
                                                                         Municipal Fund                      Bond Fund
                                                               --------------------------------   --------------------------------
                                                                                 Jan. 2, 1997                       Jan. 2, 1997
                                                                    Year       (commencement of        Year       (commencement of
                                                                   ended        operations) to        ended        operations) to
                                                               Dec. 31, 1998     Dec. 31, 1997    Dec. 31, 1998     Dec. 31, 1997
                                                               -------------   ----------------   -------------   ----------------
OPERATIONS:
  Net investment income......................................  $   7,752,447       $  3,076,220    $  3,430,471        $   887,447
  Net realized gains (losses) on investments.................     (2,755,226)            29,263         151,394            345,439
  Net increase (decrease) in unrealized appreciation on
   investments...............................................        115,052            864,306        (146,572)           447,307
                                                               -------------       ------------    ------------        -----------
     Net increase in net assets resulting from operations....      5,112,273          3,969,789       3,435,293          1,680,193
                                                               -------------       ------------    ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................................     (7,752,971)        (3,076,220)     (3,430,471)          (887,447)
  Net realized gains on investments..........................            --                 --         (591,377)           (87,344)
                                                               -------------       ------------    ------------        -----------
     Total distributions to shareholders.....................     (7,752,971)        (3,076,220)     (4,021,848)          (974,791)
FUND SHARE ACTIVITIES:
  Proceeds from shares issued................................    160,079,181        162,747,963      91,876,973         34,304,367
  Reinvested dividends from net investment income and
   distributions from net realized gains on investments......      6,808,295          2,700,941       3,475,849            858,813
  Cost of shares redeemed....................................   (135,545,191)       (45,400,655)    (51,919,536)        (5,260,508)
                                                               -------------       ------------    ------------        -----------
     Net increase in net assets derived from Fund share
      activities.............................................     31,342,285        120,048,249      43,433,286         29,902,672
                                                               -------------       ------------    ------------        -----------
TOTAL INCREASE IN NET ASSETS.................................     28,701,587        120,941,818      42,846,731         30,608,074
NET ASSETS AT THE BEGINNING OF THE PERIOD....................    120,941,818                --       30,608,074                --
                                                               -------------       ------------    ------------        -----------
NET ASSETS AT THE END OF THE PERIOD..........................  $ 149,643,405       $120,941,818    $ 73,454,805        $30,608,074
                                                               =============       ============    ============        ===========
UNDISTRIBUTED NET INVESTMENT INCOME..........................  $         369       $        524    $        --         $       --
                                                               =============       ============    ============        ===========

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                       Short Duration High-Yield        High-Yield Municipal
                                                                             Municipal Fund                   Bond Fund
                                                                 --------------------------------   -------------------------------
                                                                    For the       Jan. 2, 1997(1)      For the      Jan. 2, 1997(1)
                                                                  year ended         through         year ended        through
                                                                 Dec. 31, 1998     Dec. 31, 1997    Dec. 31, 1998    Dec. 31, 1997
                                                                 -------------    ---------------   -------------   ---------------
Per Share Data
Net asset value, beginning of period..........................        $ 10.15          $10.00            $10.45          $10.00
Income from investment operations:
   Net investment income......................................           0.53            0.57              0.65            0.68
   Net realized and unrealized gains (losses) on investments..          (0.17)           0.15              0.03            0.48
                                                                 -------------    ---------------   -------------   ---------------
   Total income from investment operations....................           0.36            0.72              0.68            1.16
Less distributions from:
   Net investment income......................................          (0.53)          (0.57)            (0.65)          (0.68)
   Net realized gains on investments..........................             --              --             (0.10)          (0.03)
                                                                 -------------    ---------------   -------------   ---------------
 Total distributions..........................................          (0.53)          (0.57)            (0.75)          (0.71)
                                                                 -------------    ---------------   -------------   ---------------
Net asset value, end of period................................        $  9.98          $10.15            $10.38          $10.45
                                                                 =============    ===============   =============   ===============
 Total Return.................................................            3.7%            7.4%              6.7%           11.7%
 Ratios and Supplemental Data
    Net assets, end of period (in thousands)..................       $149,643        $120,942           $73,455         $30,608
    Ratio of net expenses to average net assets...............           0.62%(2)        0.00%(2)          0.76%(3)        0.00%(3)
   Ratio of net investment income to average net assets.......           5.26%(2)        5.33%(2)          6.01%(3)        6.01%(3)
    Portfolio turnover rate...................................            215%            175%              223%            439%

(1) Commencement of operations.
(2) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1998 and December 31, 1997 would have been 0.80% and 0.84%, respectively, and the ratios of net investment income to average net assets would have been 5.08% and 4.49%, respectively.
(3) If there had been no fees paid indirectly or expense reimbursement and management fee waiver by the Advisor, the ratios of net expenses to average net assets for the periods ended December 31, 1998 and December 31, 1997 would have been 1.08% and 1.25%, respectively, and the ratios of net investment income to average net assets would have been 5.69% and 4.76%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

               NOTES TO FINANCIAL STATEMENTS . December 31, 1998
--------------------------------------------------------------------------------
(1)  Organization

     The Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund (the "Funds"), each of which is a diversified fund, are two of the nine series of funds issued by the Corporation at December 31, 1998.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          At December 31, 1998, the Short Duration High-Yield Municipal Fund had a Federal income tax capital loss carryforward of $27,690 expiring in 2005 and $500,994 expiring in 2006. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts at December 31, 1998. At December 31, 1998 the Short Duration High-Yield Municipal Fund, and the High-Yield Municipal Fund deferred, on a tax basis, post-October losses of $2,207,316 and $187,882, respectively. Such amounts may be used to offset future capital gains.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Funds on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

     (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

     (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

     (f) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

          The Funds had the following open short futures contracts at December 31, 1998:

          Short Duration High-Yield Municipal Fund


                          Number         Expiration    Unrealized       Notional
Type                   of Contracts        Date       Depreciation       Value
----                   -------------    ----------    -------------  -------------
Municipal Bond Index   (125)            March 1999    ($9,144)       ($15,625,000)


          High-Yield Municipal Bond Fund

                                        Number      Expiration   Unrealized      Notional
          Type                       of Contracts     Date      Depreciation      Value
          ----                       ------------   ----------  ------------  ------------
          Municipal Bond Index           (20)       March 1999  ($5,889)      ($2,500,000)

     (g) The Funds entered into a fee arrangement with their custodian bank and transfer agent which provided for a reduction in custody and transfer agent fees based upon net amounts of uninvested cash balances. The reduction of custody and transfer agent expenses is shown on the Statement of Operations as "Fees Paid Indirectly."

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility

     Deutsche Bank AG made available to seven of the nine series of funds issued by the Corporation, including the Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, a $70 million credit facility pursuant to a Credit Agreement ("Agreement") dated March 31, 1998. Effective November 6, 1998 the Agreement was amended to increase the credit facility to $100,000,000. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate rate plus 0.4% or to the prime rate. Commitment fees are computed at a rate per annum equal to .08% of the Funds' proportional daily average unutilized credit. During the period from March 31, 1998 through December 31, 1998, the Short Duration High-Yield Municipal Fund had a outstanding average balance of $2,174 at an average interest rate of 5.90% and a maximum outstanding balance of $600,000; and the High-Yield Municipal Bond Fund had an outstanding average balance of $23,188 at an average interest rate of 5.65% and a maximum outstanding balance of $3,500,000. Interest expenses and commitment fees for the year ended December 31, 1998 were $98 and $3,593, respectively, for the Short Duration High-Yield Municipal Fund, and $1,000 and $1,497, respectively, for the High-Yield Municipal Bond Fund.

(4)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of 0.40% of the daily net asset value of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of 0.60% of the daily net asset value of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets.

     The Advisor voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. Effective January 1, 1998, the Advisor began to reduce the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual total fund operating expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund. The Advisor may discontinue such reimbursements at any time.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(5)  Deferred Organization Expenses

     Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at December 31, 1998, were $14,186 for each Fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.

(6)  Investment Transactions

     For the year ended December 31, 1998, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                                                   Short Duration    High-Yield
                                                     High-Yield       Municipal
                                                   Municipal Fund     Bond Fund
                                                   --------------   -----------
     Cost of purchases                              $   346,388     $   167,659
     Proceeds from sales                                312,419         122,229

     At December 31, 1998, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows (in thousands):

                                                   Short Duration    High-Yield
                                                     High-Yield       Municipal
                                                   Municipal Fund     Bond Fund
                                                   --------------   -----------
     Appreciation                                   $     1,112     $       655
     Depreciation                                          (123)           (348)
                                                   ------------     -----------
                                                    $       989     $       307
                                                   ============     ===========

     Cost of investments is the same for financial reporting purposes and Federal income tax purposes.

(7)  Fund Share Activities

     For the year ended December 31, 1998, Fund share transactions were as follows:

                                                   Short Duration    High-Yield
                                                     High-Yield       Municipal
                                                   Municipal Fund     Bond Fund
                                                   --------------   -----------
     Shares issued                                   15,872,132       8,791,614
     Reinvested dividends from net
      investment income and distributions
      from net realized gains on investments            676,603         333,153
           Shares redeemed                          (13,467,910)     (4,978,359)
                                                   ------------     -----------
     Net increase in Fund shares                      3,080,825       4,146,408
                                                   ============     ===========

     For the period ended December 31, 1997, Fund share transactions were as follows:

                                                   Short Duration    High-Yield
                                                     High-Yield       Municipal
                                                   Municipal Fund     Bond Fund
                                                   --------------     ---------
     Shares issued                                   16,144,715       3,358,272
     Reinvested dividends from net
      investment income and distributions
      from net realized gains on investments            267,346          83,609
     Shares redeemed                                 (4,493,392)       (512,100)
                                                   ------------     -----------
     Net increase in Fund shares                     11,918,669       2,929,781
                                                   ============     ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund (two of the nine portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin
February 5, 1999                                     PricewaterhouseCoopers LLP

                      END OF NOTES TO FINANCIAL STATEMENTS

Federal Income Tax Information (Unaudited)

In early 1999, shareholders received information regarding all distributions paid to them by the Funds during calendar year 1998. No long-term capital gain distributions were designated.

                         The Heartland Family of Funds

                              Large Cap Value Fund

                               Mid Cap Value Fund

                                Value Plus Fund

                                   Value Fund

                        U.S. Government Securities Fund

                     Taxable Short Duration Municipal Fund

                           Short Duration High-Yield
                                 Municipal Fund

                         High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund


                                1.800.432.7856
                            www.heartlandfunds.com

                            [Logo] Heartland Funds
                         ---------------------------
                         AMERICA'S VALUE INVESTOR/(R)/

               790 N. Milwaukee Street, Milwaukee, WI 53202

The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Income from the Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund may be subject to state, local and alternative minimum tax.

This material may only be used when preceded or accompanied by a prospectus for the Funds listed on the front cover. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.

                            [Logo] Heartland Funds
                          ---------------------------
                         AMERICA'S VALUE INVESTOR/(R)/


                                Value Report

                             December 31, 1998

                           Notes on value investing
                        for investors in the Heartland
                            Wisconsin Tax Free Fund


                                 Annual Report
                                to Shareholders


                              Heartland Wisconsin
                                 Tax Free Fund

VALUE REPORT

[Photo of Pat Retzer]


Patrick J. Retzer, CPA
Portfolio Co-Manager


/1/ For certain investors, a portion of the Fund's income may be subject to the alternative minimum tax.

/2/ Other fees and expenses apply to a continued investment in the Fund and are described in the Fund's current prospectus.

/3/ According to Lipper, Inc. at 12/31/98 there were four Wisconsin double tax-free funds available with net assets ranging from $33 to $143 mil.

Smooth Sailing


Dear Fellow Shareholders,

Wisconsin municipal bonds sailed smoothly through the troubled economic waters that rocked stocks and corporate bonds in 1998. Despite excellent returns, municipal securities are now historically cheap relative to Treasuries, which were clearly the investment of choice for those fleeing the volatile equities and corporate bond markets. With nominal investment grade municipal yields now exceeding yields of Treasuries with comparable maturities, the double tax-free feature of Wisconsin municipals is pure gravy.

Municipal securities' historically high after-tax yield advantage over Treasuries should attract more buyers to our market in the year ahead. The relatively low yields from Treasuries and the increased credit risk of corporate bonds in this uncertain economic environment leads us to the conclusion that if you want to buy bonds, you should buy municipals. This further holds true for higher federal income tax bracket Wisconsin investors, whose income from the Fund is double income tax-free./1/

Looking ahead into 1999, we expect to continue to enjoy a favorable economic environment for municipal bonds. There is virtually no inflation. The Federal Reserve has room to drop interest rates even further should a slowing economy need some stimulus or if the Fed is once again forced to play the role of global financial fireman. While we are not stock market forecasters, we think currently high equity valuations combined with justifiable uncertainty over corporate earnings may result in another market dip that may inspire more investors to allocate more of their assets to bonds.

Recently, a prospective shareholder called and asked us to compare the Fund to other Wisconsin double tax-free fund alternatives. So, we did some research on our competitors. We thought we would share the results with you. First and foremost, at year end the Fund was the only no-load fund in the group./2/ This allows for 100% of your investment to be put to work for you immediately. Second, on the basis of its $143 million of net assets at December 31, 1998, the Fund is the largest of the four Wisconsin double tax-free funds

                                                                    VALUE REPORT


currently reviewed by Lipper./3/ This size advantage gives us clout in the new issues market and helps us build a diversified portfolio. Finally, although we invest in issues from Puerto Rico, the Virgin Islands, and Guam which as U.S. territories enjoy double tax-free status in Wisconsin, historically, we have invested virtually all of the Fund's assets in Wisconsin issues. At December 31, 1998, 88% of the Fund's assets were invested right here at home. This information converted our caller into a Fund shareholder. We wouldn't object if you spread this news to your friends and family.

Sincerely,

[Signature of Pat Retzer]
Patrick J. Retzer, CPA
Portfolio Co-Manager

[Signature of Tom Conlin]
Thomas J. Conlin, CFA
Portfolio Co-Manager


                                   [Photo of
                                  Tom Conlin]

                             Thomas J. Conlin, CFA
                            Portfolio Co-Manager


The Value of Double Tax-Free Income

As you can see below, the Heartland Wisconsin Tax Free Fund is designed to produce income you can keep. And the higher your federal income tax bracket, the more benefit you realize from double tax-free investing.


DECEMBER SEC TAX-FREE YIELD/4/        EQUIVALENT TAXABLE YIELDS
            4.5%                    6.9%     7.2%     7.8%   8.3%
Your Federal Rate                   28.0%    31.0%    36.0%  39.6%
Maximum Effective Federal Rate/5/   29.4     32.6     37.8   41.6
Wisconsin Tax Rate                   6.9      6.9      6.9    6.9
Maximum Effective Combined Rate/6/  34.3     37.2     42.1   45.6

Past performance is no guarantee of future results.

/4/ Yields shown are annualized yields for the 30 days ended December 31, 1998. /5/ Based on federal rates, adjusted for the maximum phase-out of itemized deductions and personal exemptions.
/6/ Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.

VALUE REPORT
                                               Heartland Wisconsin Tax Free Fund


                                   [Photo of
                                  Pat Retzer]


                            Patrick J. Retzer, CPA
                             Portfolio Co-Manager


                                   [Photo of
                                  Tom Conlin]


                             Thomas J. Conlin, CFA
                             Portfolio Co-Manager

"We believe Schlitz Park bonds are of a special brew. As such, we're lifting a glass of Schlitz to toast what we feel will be a very satisfying investment."

In the fourth quarter of 1998, the Fund returned 0.7% compared to the Lehman 10 Year Municipal Bond and 20 Year Municipal Bond Indexes' 0.7% and 0.4% respective gains./1/ In full year 1998, the Fund returned 5.4% versus the two benchmark indexes' 6.8% and 6.8% respective advances. For the year, the Fund's share price rose from $10.44 to $10.48 while paying dividends of $.51 per share. Dividends were 100% exempt from both Wisconsin and federal income tax./2/ For additional information on the Fund, please see the Fund Fact Sheet on page 4.

As we have discussed in the past, since the Fund's portfolio consists of only bonds exempt from federal and Wisconsin income tax, its performance can be expected to differ from the unmanaged benchmarks, which consist of municipal bonds from across the country. Given the high demand for and limited supply of double-exempt bonds in Wisconsin, our state's municipal bonds are generally less sensitive to interest rate movements than some of the more widely held securities in the benchmark. This factor contributed to our underperformance as interest rates cascaded down in 1998. However, it can also work in our favor if interest rates rise. In light of the Fund's Wisconsin double tax-exempt nature, we are pleased with the results we were able to achieve for our shareholders in 1998.

The Beer That Made Milwaukee Famous

Schlitz, the beer that made Milwaukee famous, was sold to Stroh's in 1982. The Schlitz brewery complex in downtown Milwaukee, once the largest brewery in the world, has been converted to a 40-acre office, warehouse, and light industrial use campus. In November 1998, the Milwaukee, Wisconsin Redevelopment Authority issued Schlitz Park Mortgage Revenue Refunding bonds to refinance two of the buildings in the Schlitz Park Campus. With ample parking and bus service, Schlitz Park is a

                                 VALUE REPORT


unique and popular downtown property. The occupancy rate for one of the buildings being refinanced, Bottlehouse B, is currently 100% and includes tenants like Time-Warner, the Wisconsin Department of Commerce, and the Wisconsin Housing & Economic Development Authority. The second building, the Powerhouse, houses the air conditioning plant for all eight buildings in the Schlitz Park complex.

These bonds' interest payments are supported by revenues provided by the two buildings' rental income and by "Chilled Water" (air conditioning) contracts with the other buildings in the Park. They are further secured by a first lien on the buildings, a security interest in the personal property located in or on the buildings, and an assignment of leases and rents. Debt service coverage in 1997 was 2.18x. The Funds' holdings include $3.4 million in these bonds, which are currently yielding 5.6%. We believe Schlitz Park bonds are of a special brew. As such, we're lifting a glass of Schlitz to toast what we feel will be a very satisfying investment.

   [line chart illustrating performance of an assumed investment of $10,000 in the Heartland Wisconsin Tax Free Fund and the Lehman 20 Year Municipal Bond Index beginning on April 3, 1992 inception date as follows:

                   Heartland Wisconsin      Lehman 20 Year
                      Tax Free Fund      Municipal Bond Index
04/03/92                  $10,000                $10,000
12/31/92                   10,546                 10,900
12/31/93                   11,685                 12,467
12/31/94                   10,926                 11,553
12/31/95                   12,869                 13,972
12/31/96                   13,359                 14,593
12/31/97                   14,436                 16,175
12/31/98                   15,217                 17,279

Legend in graph states that Past performance is not predictive of future results.

A box above the graph states Average Annual Total Returns as of 12/31/98(3) as follows:

                   Heartland Wisconsin      Lehman 20 Year
                      Tax Free Fund      Municipal Bond Index
1-year                     5.4%                   6.8%
5-year                     5.4%                   6.8%
Since inception            6.4%                   8.5%]

1 The Lehman 10-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 8 and 12 years and the Lehman 20-Year Municipal Bond Index is an unmanaged index of certain investment grade municipal securities with maturities between 17 and 22 years.

2 For 1998, 17.4% of the Fund's income was an item of tax preference for purposes of computing the federal alternative minimum tax.

3 Total returns include reinvestment of dividends and capital gain distributions.

On 12/31/98, the Fund's Schlitz Park Mortgage Revenue Refunding Bonds--5.6% due 01/01/2015--were valued at $3,408,500 and represented 2.4% of the Fund's net assets.

VALUE REPORT

Portfolio Profile

OBJECTIVE

The Heartland Wisconsin Tax Free Fund seeks a high level of current income that is exempt from federal and Wisconsin personal income taxes.

DECEMBER SEC TAX-FREE YIELD/1/           EQUIVALENT TAXABLE YIELDS
    4.5%                                6.9%    7.2%    7.8%   8.3%
Your Federal Rate                      28.0%   31.0%   36.0%  39.6%
Maximum Effective Federal Rate/2/      29.4    32.6    37.8   41.6
Wisconsin Tax Rate                      6.9     6.9     6.9    6.9
Maximum Effective Combined Rate/3/     34.3    37.2    42.1   45.6

GENERAL INFORMATION
Sales commission.........................None
Share price............................$10.48
Weighted average maturity............9.2 yrs.
Weighted average duration............6.6 yrs.
Net assets........................$143.4 mil.
Number of holdings........................215

TOP 3 HOLDINGS                              COUPON  MATURITY   % OF NET ASSETS
Milwaukee Redevelopment Auth. - WI Ave.....  5.5%    09/2012        8.1%
Wisconsin Center - Rev. Bnds. - Pub. Imp...  5.7     12/2020        7.0
Milw. Redevelopment Auth. - Schlitz Park...  5.5     01/2017        2.6

PORTFOLIO COMPOSITION

    [graphic - A pie chart displays categories of the Heartland Wisconsin Tax Free Fund's Portfolio as of 12/31/98: Housing at 50.5%; Education at 15.2%; Industrial dev. at 14.1%; Public facilities at 8.3%; Other at 11.9%. Other is further broken down as follows: Utilities at 3.7%; Other revenue at 3.7%; G.O. at 1.7%; Cash & equiv. at 1.3%; Transportation at 0.9%; Health care at 0.6%]

Past performance is no guarantee of future results.

/1/ Yields shown are annualized yields for the 30 days ended December 31, 1998.

/2/ Based on federal rates, adjusted for the maximum phase-out of itemized deductions and personal exemptions.

/3/ Based on the Wisconsin rate and the maximum effective federal rate, adjusted to reflect the deductibility of state taxes.


All statistics are as of December 31, 1998.

                                                                    VALUE REPORT

Dear Investor

We are here to help you meet your investment needs.

If you have a question, please call Heartland Shareholder Services. We're confident you'll find our representatives to be knowledgeable and responsive.


                                   [Photo of
                             Shareholder Services
                                Representative]


1.800.432.7856
www.heartlandfunds.com

                       Heartland's Risk/Return Spectrum

 [graphic - A spectrum illustrates the potential risk/return of the following categories, both the categories and the funds within them being listed in an aggregate order of lower to higher potential risk/return, respectively: Money
  Market, which includes the Firstar Money Market; Bond, which includes Short Duration High-Yield Municipal, Taxable Short Duration Municipal, U.S. Government
  Securities, Wisconsin Tax Free and High-Yield Municipal Bond; and Equity or Stock, which includes Large Cap Value, Value Plus, Mid Cap Value and Value.]

In general, with mutual funds, as with other investments, the higher the risk, the greater the potential return over time. Each investor should choose an investment strategy that matches his or her particular investment goals. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Firstar Money Market Fund will be able to maintain a stable net asset value of $1. It is possible to lose money by investing in the Fund. Firstar Funds are not deposits or obligations of or guaranteed by Firstar Bank Milwaukee or its affiliates, nor are they insured by the FDIC, the U.S. Government or any governmental agency.

For more complete information, including charges and expenses, call Heartland Advisors at 1-800-432-7856 for a prospectus or visit our website at www.heartlandfunds.com. Read it carefully before you invest.

                       HEARTLAND WISCONSIN TAX FREE FUND
                  SCHEDULE OF INVESTMENTS . December 31, 1998

----------------------------------------------------------------------------------------------------------
     PAR
   AMOUNT       MUNICIPAL BONDS  98.7%                                     COUPON    MATURITY     VALUE
----------------------------------------------------------------------------------------------------------
                WISCONSIN  87.9%
$     20,000    Amery, WI Housing Authority - Revenue Bonds.............    7.375%  05/01/2005  $   20,900
     300,000    Appleton, WI Housing Authority - Industrial Park........    6.500   10/01/2016     302,625
   1,390,000    Appleton, WI Housing Authority - Industrial Park........    6.750   10/01/2026   1,402,163
     125,000    Barron, WI Housing Authority - Maplecroft Project.......    0.000   10/01/2004      98,281
     130,000    Barron, WI Housing Authority - Maplecroft Project.......    0.000   10/01/2008      82,550
     35,000     Barron, WI Housing Authority - Maplecroft Project.......    0.000   10/01/2005      26,075
     130,000    Barron, WI Housing Authority - Maplecroft Project.......    0.000   10/01/2006      91,975
      85,000    Barron, WI Housing Authority - Maplecroft Project.......    0.000   10/01/2007      56,950
     900,000    Bristol, WI Community Development Authority.............    6.125   03/01/2012     952,875
   3,085,000    Brown County, WI Housing Authority - R.P. Terrace.......    6.500   06/01/2019   3,216,112
     200,000    Brown County, WI Housing Auth. - Univ. Village Housing..    5.400   04/01/2017     202,500
      75,000    Dane County, WI Housing Authority - Forest Harbor Apts..    5.950   07/01/2013      78,094
      25,000    Dane County, WI Housing Authority - Forest Harbor Apts..    6.000   07/01/2014      26,062
     435,000    Deforest, WI Redev. Auth. - Lease Revenue Bonds.........    6.250   02/01/2018     485,025
     265,000    Deforest, WI Redev. Auth. - Lease Revenue Bonds.........    6.200   02/01/2014     294,481
     685,000    Eau Claire, WI Housing Auth. - London Hill..............    6.250   05/01/2015     701,269
     550,000    Elkhart Lake, WI Community Development Authority........    6.000   04/01/2015     574,750
     190,000    Evansville, WI Housing Authority - Baker Block Project..    5.750   12/01/2016     190,361
     250,000    Franklin, WI Community Development Authority............    6.150   04/01/2012     275,000
     890,000    Franklin, WI Community Development Authority............    6.100   04/01/2010     977,887
     250,000    Franklin, WI Community Development Authority............    5.850   04/01/2006     271,563
      10,000    Franklin, WI Community Development Authority............    5.400   04/01/2003      10,000
   1,000,000    Glendale, WI Community Development Authority............    5.400   09/01/2018     993,750
   2,875,000    Green Bay, WI Housing Authority - Pheasant Run Project..    6.500   09/01/2019   2,979,219
   2,500,000    Green Bay, WI Housing Authority - Moraine Ridge.........    6.150   12/01/2030   2,675,000
     200,000    Hartford, WI Community Development Authority............    5.800   12/01/2005     216,750
     100,000    Hartford, WI Community Development Authority............    5.450   12/01/2002     105,125
     210,000    Hartford, WI Community Development Authority............    6.000   12/01/2007     227,587
     225,000    Hartford, WI Community Development Authority............    6.100   12/01/2008     243,563
      75,000    Hudson, WI Christian Community Home.....................    6.800   05/01/2009      76,125
      65,000    Hudson, WI Christian Community Home.....................    6.900   05/01/2010      66,056
     250,000    Hudson, WI Christian Community Home.....................    7.000   05/01/2023     253,438
      55,000    Hudson, WI Christian Community Home.....................    6.700   05/01/2008      55,825
     250,000    Hudson, WI Wintergreen Apartments.......................    6.000   07/01/2020     249,687
     390,000    Jackson, WI Community Development Authority.............    7.000   12/01/2013     429,975
     500,000    Jackson, WI Community Development Authority.............    7.000   12/01/2017     543,125
     515,000    Jackson, WI Community Development Authority.............    7.000   12/01/2016     565,856
     430,000    Jackson, WI Community Development Authority.............    7.000   12/01/2014     467,088
     345,000    Jackson, WI Community Development Authority.............    7.000   12/01/2015     374,756
     350,000    Jackson, WI Community Development Authority.............    7.000   12/01/2012     380,188
     285,000    Jackson, WI Community Development Authority.............    6.900   12/01/2010     315,994
     180,000    Jackson, WI Community Development Authority.............    6.700   12/01/2008     200,475
     105,000    Jackson, WI Community Development Authority.............    6.600   12/01/2007     117,337
     160,000    Jackson, WI Community Development Authority.............    6.500   12/01/2006     178,600
     260,000    Jackson, WI Community Development Authority.............    6.800   12/01/2009     288,600
   1,760,000    La Crosse, WI Housing Authority - Forest Park Project...    6.375   12/01/2018   1,812,800
   1,100,000    La Crosse, WI Housing Authority - Ping Manor Project....    6.375   04/01/2012   1,144,000
     720,000    La Crosse, WI Housing Authority - Ping Manor Project....    6.000   04/01/2005     738,900
     350,000    La Crosse, WI Housing Authority - Washburn..............    6.500   10/01/2026     362,250
   1,000,000    La Crosse, WI Housing Authority - Meadow Wood Project...    6.250   01/01/2028   1,005,000
     100,000    Little Chute, WI  Community Development Authority.......    5.625   03/01/2019     103,875
     305,000    Madison, WI CDA - Dempsey Manor Project.................    6.400   10/01/2018     315,294
     160,000    Madison, WI CDA - Dempsey Manor Project.................    6.665   10/01/2025     164,000
   1,435,000    Madison, WI CDA - Edgewood College......................    6.250   04/01/2014   1,521,100
      95,000    Madison, WI CDA - Greentree Project - Series A..........    7.300   09/01/2032      96,781
   1,000,000    Madison, WI CDA - Meriter Retirement Project............    6.125   12/01/2019   1,077,500
      45,000    Madison, WI CDA - Monticello Apartments Project.........    7.125   04/01/2009      46,423
     190,000    Madison, WI CDA - Second Mortgage - Revenue Bonds.......    5.875   07/01/2016     202,350
     100,000    Marinette, WI Housing Authority - Multifamily - Series A    6.750   02/01/2024     104,125
     165,000    Markesan, WI CDA - Elderly Housing Revenue Bonds........    6.750   10/01/2009     172,219

                       HEARTLAND WISCONSIN TAX FREE FUND

              SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1998

-------------------------------------------------------------------------------------------------------------
     PAR
   AMOUNT        MUNICIPAL BONDS  98.7% [cont'd]                             COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
                 WISCONSIN  87.9% [cont'd]
$     190,000    Markesan, WI CDA - Elderly Housing Revenue Bonds..........   6.900%  10/01/2011  $   199,025
      635,000    Mayville, WI Community Development Authority..............   5.600   04/01/2018      637,381
      100,000    Menomonee Falls, WI CDA - Village Square Project..........   5.200   09/01/2009       97,625
      950,000    Menomonee Falls, WI CDA - Village Square Project..........   5.350   09/01/2016      916,750
      215,000    Milwaukee, WI Housing Authority - Blatz Apartments........   7.500   12/01/2028      222,525
    3,000,000    Milwaukee, WI Redevelopment Auth. - Campus Town...........   5.700   11/01/2018    3,142,500
       55,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.300   12/01/2007       57,475
       65,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.350   12/01/2008       67,681
       55,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.400   12/01/2010       56,650
      225,000    Milwaukee, WI Redevelopment Auth. - Dynapro, Inc..........   5.500   12/01/2013      231,188
    1,955,000    Milwaukee, WI Redevelopment Auth. - MSOE (Series A).......   6.000   10/01/2017    2,001,431
    1,385,000    Milwaukee, WI Redevelopment Auth. - MSOE (Series B).......   6.000   10/01/2017    1,416,162
    3,250,000    Milwaukee, WI Redevelopment Auth. - Multifamily...........   6.300   08/01/2038    3,436,875
       10,000    Milwaukee, WI Redevelopment Auth. - School Improvement....   0.000   03/01/2004        7,300
    1,755,000    Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr.....   5.600   09/01/2009    1,866,881
   11,000,000    Milwaukee, WI Re. Auth. - Wisc. Ave/M.L. King, Jr. Dr. (b)   5.500   09/01/2012   11,577,500
    3,400,000    Milwaukee, WI Redevelopment Auth. - Schlitz Park..........   5.600   01/01/2015    3,408,500
    3,740,000    Milwaukee, WI Redevelopment Auth. - Schlitz Park..........   5.500   01/01/2017    3,725,975
    1,270,000    Milwaukee, WI Housing Auth. - Renaissance Apartments......   5.250   01/01/2025    1,268,412
      650,000    New Berlin, WI Housing Authority - Apple Glen.............   6.700   11/01/2020      689,812
    1,210,000    New Berlin, WI Housing Authority - Apple Glen.............   6.700   11/01/2017    1,284,113
       65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2007       40,137
       70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2010       36,575
       65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2009       34,775
       70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2009       38,500
       70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2005       50,138
       70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2007       44,450
       65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2004       47,938
       65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2006       42,737
       65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2003       50,700
       65,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   11/01/2005       45,337
       70,000    New Berlin, WI Housing Authority - Apple Glen.............   0.000   05/01/2006       47,250
      165,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.800   11/01/2012      170,362
      190,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.900   11/01/2014      201,163
      135,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.900   05/01/2014      139,388
      165,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.850   11/01/2013      176,962
      160,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.850   05/01/2013      165,200
      105,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.500   05/01/2009      107,494
      155,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.700   11/01/2011      159,650
      150,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.700   05/01/2011      154,500
      125,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.600   05/01/2010      133,281
      125,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.400   11/01/2008      127,969
      125,000    New Berlin, WI Housing Authority - Pinewood Creek.........   6.400   05/01/2008      127,969
    1,015,000    New Berlin, WI Housing Authority - Pinewood Creek.........   7.125   05/01/2024    1,078,438
    1,000,000    New Richmond, WI Com. Dev. Auth. - Senior Housing.........   5.850   10/01/2020      995,000
    3,000,000    New Richmond, WI Com. Dev. Auth. - Senior Housing.........   6.000   10/01/2032    2,985,000
       80,000    Oak Creek, WI Housing Authority - Country Oaks II.........   6.000   08/01/2010       82,300
    2,980,000    Oak Creek, WI Housing Authority - Country Oaks II.........   6.300   08/01/2028    3,199,775
    1,440,000    Oak Creek, WI Housing Authority - Country Oaks II.........   6.200   08/01/2017    1,481,400
       10,000    Oak Creek, WI Housing Authority - Multifamily.............   7.750   03/01/2031       10,283
      125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2013       56,094
    2,130,000    Oak Creek, WI Housing Authority - Wood Creek..............   5.625   07/20/2029    2,172,600
    1,000,000    Oak Creek, WI Housing Authority - Wood Creek..............   5.500   07/20/2019    1,018,750
       60,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2014       25,275
      125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   07/20/2013       54,063
       65,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2012       30,875
      125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   07/20/2011       61,406
      125,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2011       63,281
       35,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   01/20/2010       18,856
       50,000    Oak Creek, WI Housing Authority - Wood Creek..............   0.000   07/20/2007       31,375

                       HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS [cont'd]. December 31, 1998

-----------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT       MUNICIPAL BONDS  98.7% [cont'd]                            COUPON    MATURITY      VALUE
-----------------------------------------------------------------------------------------------------------
                WISCONSIN  87.9% [cont'd]
$  3,000,000    Oconto Falls, WI Community Development Authority.........   7.750%  12/01/2022  $ 3,176,250
     335,000    Omro, WI CDA - Revenue Bonds.............................   5.875   12/01/2011      358,869
      50,000    Omro, WI CDA - Revenue Bonds.............................   5.750   12/01/2006       54,500
     200,000    Outagamie, WI Housing Authority - First Mortgage.........   5.000   11/15/2003      200,000
      10,000    Racine, WI Elderly Housing Authority - Lincoln Lutheran..   7.150   10/01/2005       10,000
       5,000    Racine, WI Elderly Housing Authority - Lincoln Lutheran..   7.100   10/01/2004        5,000
     200,000    River Falls, WI Housing Authority - Lutheran Home Project   5.750   04/01/2028      200,250
     170,000    Schofield, WI CDA - Lease Revenue........................   6.000   10/01/2012      179,988
     500,000    Schofield, WI CDA - Lease Revenue........................   6.200   10/01/2017      527,500
     970,000    SE WI Professional Baseball Park District................   0.000   12/15/2015      417,100
   1,000,000    SE WI Professional Baseball Park District................   0.000   12/15/2017      381,250
     315,000    Sheboygan, WI Housing Authority - Multifamily Housing....   6.900   02/01/2024      325,480
     125,000    Sheboygan, WI Housing Authority - Rocky Knoll Project....   5.300   12/01/2016      126,250
     175,000    Sheboygan, WI Housing Authority - Rocky Knoll Project....   5.250   12/01/2013      176,094
      35,000    Slinger, WI Redevelopment Auth. Lease Revenue............   5.800   09/01/2007       36,838
      95,000    Slinger, WI Redevelopment Auth. Lease Revenue............   5.850   09/01/2008      100,106
     250,000    Sparta, WI Housing Authority - Morrow Memorial Home......   5.750   06/01/2022      250,000
     560,000    Stevens Point, WI CDA - Mrtge. Refunding - Edgewater.....   6.625   09/01/2009      592,200
     100,000    Stevens Point, WI CDA - Mrtge. Refunding - Edgewater.....   6.500   09/01/2006      106,375
     435,000    Sturtevant, WI CDA - Redevelopment Lease.................   5.700   12/01/2009      456,206
     375,000    Sturtevant, WI CDA - Redevelopment Lease.................   5.800   12/01/2010      393,750
     200,000    Sturtevant, WI CDA - Redevelopment Lease.................   5.900   12/01/2011      210,250
   1,000,000    Sturtevant, WI CDA - Redevelopment Lease.................   6.000   12/01/2015    1,055,000
     200,000    Sturtevant, WI CDA - Redevelopment Lease.................   6.500   12/01/2015      216,500
   1,190,000    St. Croix Falls, WI CDA Lease Revenue....................   6.400   12/01/2014    1,253,962
     115,000    St. Croix Falls, WI CDA Lease Revenue....................   6.000   12/01/2007      122,331
     105,000    St. Croix Falls, WI CDA Lease Revenue....................   5.900   12/01/2006      111,300
     310,000    Superior, WI  Housing Authority - St. Francis Project....   6.000   01/20/2022      321,625
     195,000    Sussex, WI  CDA - Revenue Bond...........................   5.700   04/01/2007      212,062
   1,900,000    Sussex, WI  CDA - Revenue Bond...........................   6.100   04/01/2015    2,106,625
     270,000    Two Rivers, WI CDA - Arch Forest Project.................   6.350   12/15/2012      278,438
     500,000    Waukesha, WI HA - Multifamily - Brookfield Woods.........   6.750   12/01/2034      511,250
     405,000    Waukesha, WI HA - Multifamily - The Court Apartments.....   5.800   04/01/2025      416,138
   1,000,000    Waukesha, WI HA - Multifamily - The Court Apartments.....   6.000   04/01/2036    1,015,000
   2,800,000    Waukesha, WI HA - The Arboretum Project..................   5.250   12/01/2021    2,796,500
   1,500,000    Waukesha, WI HA - Multifamily - Oak Hill Terrace Project.   5.450   06/01/2027    1,518,750
   1,000,000    Waukesha, WI HA - Westgrove Woods - A....................   6.000   12/01/2031    1,057,500
     715,000    Waukesha, WI HA - Westgrove Woods - C....................   6.750   02/01/2027      734,663
     750,000    Waukesha, WI HA - Riverwalk Apartments...................   5.625   12/01/2020      750,000
      95,000    Waupaca, WI CDA - Series A...............................   6.100   10/01/2008      100,819
     100,000    Waupaca, WI CDA - Series A...............................   6.200   10/01/2010      106,500
     110,000    Waupaca, WI CDA - Series A...............................   6.200   10/01/2011      117,150
     100,000    Waupaca, WI CDA - Series A...............................   6.100   10/01/2009      106,125
     105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2010       54,338
     105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2009       57,881
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2009       53,625
   1,060,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   6.700   11/01/2019    1,101,075
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2010       50,250
   1,200,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   6.700   11/01/2015    1,249,500
     105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2008       62,081
     615,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   6.700   11/01/2022      638,831
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2008       57,500
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2006       65,750
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2007       61,875
     105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2004       79,538
      75,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2003       60,094
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2003       78,125
      70,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2005       50,050
     100,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   11/01/2004       73,875
     105,000    Wauwatosa, WI HA - Hawthorne Terrace Project.............   0.000   05/01/2007       66,806

                       HEARTLAND WISCONSIN TAX FREE FUND
              SCHEDULE OF INVESTMENTS [cont'd] . December 31, 1998

 --------------------------------------------------------------------------------------------------------------------
    PAR
   AMOUNT    MUNICIPAL BONDS  98.7% [cont'd]                                        COUPON   MATURITY       VALUE
--------------------------------------------------------------------------------------------------------------------
             WISCONSIN  87.9% [cont'd]
$   100,000  Wauwatosa, WI HA - Hawthorne Terrace Project.....................      0.000%  11/01/2005  $     69,625
    105,000  Wauwatosa, WI HA - Hawthorne Terrace Project.....................      0.000   05/01/2006        70,875
  2,720,000  West Allis, WI CDA - Poblocki Investments Project................      6.100   05/01/2007     2,879,800
    145,600  Whitewater, WI Multifamily Housing - Revenue Bonds...............      5.375   11/15/2005       148,806
    100,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds.............      5.625   05/01/2005       102,125
    115,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds.............      5.625   05/01/2007       112,988
    120,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds.............      5.625   05/01/2008       117,000
    125,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds.............      5.625   05/01/2009       120,625
    135,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds.............      5.625   05/01/2010       135,000
    105,000  Winnebago County, WI HA - 1st Mortgage Revenue Bonds.............      5.625   05/01/2006       103,950
     10,000  Winnebago County, WI Housing Authority - Series A................      6.200   03/01/2001        10,275
     15,000  Winnebago County, WI Housing Authority - Series A................      6.300   03/01/2003        15,563
     10,000  Winnebago County, WI Housing Authority - Series A................      6.000   03/01/1999        10,020
     10,000  Winnebago County, WI Housing Authority - Series A................      6.100   03/01/2000        10,150
    380,000  Winnebago County, WI Housing Authority - Series A................      7.125   03/01/2022       391,875
    195,000  Winnebago County, WI Housing Authority - Series A................      6.875   03/01/2012       200,606
  9,650,000  Wisconsin Center - Revenue Bond - Public Improvements............      5.700   12/15/2020    10,023,938
  2,500,000  Wisconsin Center - Revenue Bond - Public Improvements............      0.000   12/15/2026       587,500
     50,000  WHEDA Home Ownership.............................................      0.000   12/01/2007        21,000
     60,000  Wittenberg, WI HA - Multifamily - Forest Park....................      7.200   06/20/2030        60,570
    200,000  Wrightstown, WI  Community Development Authority.................      5.950   06/01/2014       207,750
    600,000  Wrightstown, WI  Community Development Authority.................      6.000   06/01/2019       621,750
                                                                                                        ------------
                                                                                                         126,102,720
                                                                                                        ------------
             GUAM  4.9%
  3,400,000  Guam Power Authority - Series A..................................      6.300   10/01/2012     3,612,500
    250,000  Guam Power Authority - Series A..................................      5.250   10/01/2013       251,563
  1,000,000  Guam Power Authority - Series A..................................      6.400   10/01/2005     1,085,000
  1,000,000  Guam Power Authority - Series A..................................      5.250   10/01/2023       998,750
  1,000,000  Guam Government G.O. - Series A..................................      5.375   11/15/2013     1,013,750
                                                                                                        ------------
                                                                                                           6,961,563
                                                                                                        ------------
             PUERTO RICO  2.2%
  1,000,000  Puerto Rico Commonwealth G.O.....................................      5.000   07/01/2027       980,000
    420,000  Puerto Rico Commonwealth Public Improvement......................      5.500   07/01/2013       432,075
  1,205,000  Puerto Rico Commonwealth Hwy./Transportation.....................      5.500   07/01/2017     1,232,112
    990,000  Puerto Rico Electric Power Authority - Series O..................      0.000   07/01/2017       389,812
    135,000  Puerto Rico Housing Finance Corporation - Multifamily............      7.500   10/01/2015       140,231
                                                                                                        ------------
                                                                                                           3,174,230
                                                                                                        ------------
             VIRGIN ISLANDS  3.7%
  3,000,000  Virgin Islands Water & Power Authority (a).......................      5.500   07/01/2017     2,928,750
  1,250,000  Virgin Islands Public Finance Authority..........................      5.875   10/01/2018     1,296,875
  1,000,000  Virgin Islands Public Finance Authority..........................      6.000   10/01/2022     1,045,000
                                                                                                        ------------
                                                                                                           5,270,625
                                                                                                        ------------
             TOTAL INVESTMENTS (Cost $135,811,131)                      98.7%                           $141,509,138
             Cash and receivables, less liabilities......................1.3%                              1,907,952
                                                                       ------                           ------------
             TOTAL NET ASSETS..........................................100.0%                           $143,417,090
                                                                       =======                          ============

      (a) When-issued security.
      (b) All or a portion of security committed to cover segregated collateral requirements for when-issued securities.

      The accompanying Notes to Financial Statements are an integral part of this Schedule.

                       HEARTLAND WISCONSIN TAX FREE FUND
            STATEMENT OF ASSETS AND LIABILITIES . December 31, 1998
--------------------------------------------------------------------------------


ASSETS:
  Investments in securities, at cost.............................  $135,811,131
                                                                   =============
  Investments in securities, at value............................  $141,509,138
  Cash...........................................................       605,733
  Receivable from securities sold................................     2,787,069
  Receivable from fund shares sold...............................        44,238
  Receivable from custodian......................................        21,636
  Accrued interest...............................................     1,734,831
  Prepaid expenses...............................................         4,577
                                                                   -------------
   Total Assets..................................................   146,707,222
                                                                   -------------
LIABILITIES:
  Payable for securities purchased...............................     2,961,287
  Payable for fund shares redeemed...............................        30,838
  Distributions payable..........................................       161,489
  Payable to Advisor for management fee..........................        78,904
  Accrued expenses...............................................        57,614
                                                                   -------------
   Total Liabilities.............................................     3,290,132
                                                                   -------------
TOTAL NET ASSETS.................................................  $143,417,090
                                                                   =============
NET ASSETS CONSIST OF:
  Paid in capital................................................  $138,451,928
  Accumulated net realized losses on investments.................      (732,845)
  Net unrealized appreciation on investments.....................     5,698,007
                                                                   -------------
TOTAL NET ASSETS.................................................  $143,417,090
                                                                   =============
  SHARES OUTSTANDING, $.001 par value (100,000,000
    shares authorized)...........................................    13,682,883
                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE...  $      10.48
                                                                   =============


    The accompanying Notes to Financial Statements are an integral part of this Statement.

                       HEARTLAND WISCONSIN TAX FREE FUND
                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 1998


-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................................................................   $7,798,638
                                                                                           ----------
   Total investment income..............................................................    7,798,638
                                                                                           ==========
EXPENSES:
  Management fees.......................................................................      889,967
  Transfer agent fees...................................................................       70,355
  Printing and communications...........................................................       23,999
  Postage...............................................................................       20,391
  Custodian fees........................................................................       15,589
  Directors' fees.......................................................................       13,345
  Audit fees............................................................................       10,741
  Legal fees............................................................................        5,361
  Registration fees.....................................................................        1,811
  Other operating expenses..............................................................       46,793
                                                                                           ----------
   Total expenses.......................................................................    1,098,352
   Less: Fees paid indirectly...........................................................      (21,636)
                                                                                           ----------
   Net expenses.........................................................................    1,076,716
                                                                                           ----------
  NET INVESTMENT INCOME.................................................................    6,721,922
                                                                                           ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

  Net realized gains (losses) on:
   Securities...........................................................................    1,354,138
   Futures contracts....................................................................     (769,370)
  Net increase (decrease) in unrealized appreciation on:
   Securities...........................................................................       20,303
   Futures contracts....................................................................      (56,788)
                                                                                           ----------
  TOTAL REALIZED AND UNREALIZED GAINS ON INVESTMENTS....................................      548,283
                                                                                           ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................   $7,270,205
                                                                                           ==========



                       HEARTLAND WISCONSIN TAX FREE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                             Year ended     Year ended
                                                                              Dec. 31,       Dec. 31,
                                                                                1998           1997
                                                                            ---------------------------
OPERATIONS:
       Net investment income..............................................  $  6,721,922   $  6,371,342
       Net realized gains (losses) on investments.........................       584,768       (782,935)
       Net increase (decrease) in unrealized appreciation on investments..       (36,485)     4,203,774
                                                                            ------------   ------------
          Net increase in net assets resulting from operations............     7,270,205      9,792,181
                                                                            ============   ============
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income..............................................    (6,721,922)    (6,371,342)
                                                                            ============   ============
          Total distributions to shareholders.............................    (6,721,922)    (6,371,342)
                                                                            ------------   ------------
FUND SHARE ACTIVITIES:
       Proceeds from shares issued........................................    25,777,610     18,773,769
       Reinvested dividends from net investment income....................     4,871,431      4,507,242
       Cost of shares redeemed............................................   (19,128,276)   (19,898,571)
                                                                            ------------   ------------
          Net increase in net assets derived from Fund share activities...    11,520,765      3,382,440
                                                                            ------------   ------------
TOTAL INCREASE IN NET ASSETS..............................................    12,069,048      6,803,279
NET ASSETS AT THE BEGINNING OF THE YEAR...................................   131,348,042    124,544,763
                                                                            ------------   ------------
NET ASSETS AT THE END OF THE YEAR.........................................  $143,417,090   $131,348,042
                                                                            ============   ============

The accompanying Notes to Financial Statements are an integral part of these Statements..DOC

FINANCIAL HIGHLIGHTS

                                                                                    Wisconsin Tax Free Fund
                                                                   --------------------------------------------------------
                                                                                For the year ended December 31,
                                                                     1998        1997        1996        1995        1994
                                                                   --------    --------    --------    --------    --------
Per Share Data
Net asset value, beginning of year .............................   $  10.44    $  10.16    $  10.30    $   9.21    $  10.38
Income (loss) from investment operations:
    Net investment income ......................................       0.51        0.52        0.51        0.51        0.51
    Net realized and unrealized gains (losses) on investments ..       0.04        0.28       (0.14)       1.09       (1.17)
                                                                   --------    --------    --------    --------    --------
        Total income (loss) from investment operations .........       0.55        0.80        0.37        1.60       (0.66)
Less distributions from:
    Net investment income ......................................      (0.51)      (0.52)      (0.51)      (0.51)      (0.51)
                                                                   --------    --------    --------    --------    --------
        Total distributions ....................................      (0.51)      (0.52)      (0.51)      (0.51)      (0.51)
                                                                   --------    --------    --------    --------    --------
Net asset value, end of year ...................................   $  10.48    $  10.44    $  10.16    $  10.30    $   9.21
                                                                   ========    ========    ========    ========    ========
Total Return(1) ................................................       5.4%        8.1%        3.8%       17.8%      (6.5)%
Ratios and Supplemental Data
    Net assets, end of year (in thousands) .....................   $143,417    $131,348    $124,545    $118,513    $101,749
    Ratio of net expenses to average net assets ................      0.78%(2)    0.81%(2)    0.80%(2)    0.84%       0.85%
    Ratio of net investment income to average net assets .......        4.90%     5.05%       5.12%       5.23%       5.28%
    Portfolio turnover rate ....................................        16%          8%         14%         11%         22%

(1) The front-end sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return.

(2) The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, the expense ratio would have been 0.80% for 1998, 0.82% for 1997 and 0.81% for 1996. Disclosure of fees paid indirectly was not required prior to December 31, 1995.

The accompanying Notes to Financial Statements are an integral part of this Statement.

                       HEARTLAND WISCONSIN TAX FREE FUND
               NOTES TO FINANCIAL STATEMENTS . December 31, 1998
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund (the "Fund"), which is a non-diversified Fund, is one of the nine series of funds issued by the Corporation at December 31, 1998.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.
     (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

          The Fund utilized $135,143 of its capital loss carryforwards in 1998. At December 31, 1998, the Fund had Federal income tax capital loss carryforwards of $399,536 expiring in 2003 and $333,310 expiring in 2005. The Fund does not intend to make a distribution of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

          Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Fund on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

     (d) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Fund amortizes premium and accretes original issue discount on investments utilizing the effective interest method.

     (e) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, or net sales, as applicable.

      (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, the Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The predominant risk is that the movement of the futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts as of December 31, 1998.

     (g) The Fund entered into a fee arrangement with its custodian bank and transfer agent which provided for a reduction in custody fees and transfer agent fees based upon net amounts of uninvested cash balances. The reduction of custody and transfer agent expenses is shown on the Statement of Operations as "Fees Paid Indirectly."

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Credit Facility
     Deutsche Bank AG made available to seven of the nine series of funds issued by the Corporation, including the Wisconsin Tax Free Fund, a $70 million credit facility pursuant to a Credit Agreement ("Agreement") dated March 31, 1998. Effective November 6, 1998 the Agreement was amended to increase the credit facility to $100,000,000. The purpose of the Agreement is to provide liquidity for meeting portfolio redemptions on a short-term basis. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the New York Interbank Offering Rate rate plus 0.4% or the prime rate. Commitment fees are computed at a rate per annum equal to .08% of the Funds' proportional daily average unutilized credit. During the period from March 31, 1998 through December 31, 1998, the Fund did not borrow against the facility. Commitment fees for the year ended December 31, 1998 were $3,181.

(4)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of .65% of the daily net asset value of the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Fund.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Advisor is a member.

(5)  Investment Transactions

     During the year ended December 31, 1998, cost of purchases and proceeds from sales of securities, other than short-term obligations, were $29,142,397 and $22,126,326, respectively.

     At December 31, 1998, the gross unrealized appreciation and depreciation on securities for tax purposes were $5,824,375 and ($126,368), respectively, netting to $5,698,007.

     Cost of investments is the same for financial reporting purposes and Federal income tax purposes.

(6)  Fund Share Activities

     For the year ended December 31, 1998, Fund share transactions were as follows:

     Shares issued.................................................  2,462,970
     Reinvested dividends from net investment income...............    465,350
     Shares redeemed............................................... (1,827,845)
                                                                    ----------
     Net increase in Fund shares...................................  1,100,475
                                                                    ==========
     For the year ended December 31, 1997, Fund share transactions were as follows:
     Shares issued.................................................  1,831,502
     Reinvested dividends from net investment income...............    439,922

     Shares redeemed............................................... (1,946,717)
                                                                    ----------
     Net increase in Fund shares...................................    324,707
                                                                    ==========

                     END OF NOTES TO FINANCIAL STATEMENTS


Federal Income Tax Information (Unaudited)

In early 1999, shareholders received information regarding all distributions paid to them by the Funds during calendar year 1998. No long-term capital gain distributions were designated.


                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Heartland Group, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Wisconsin Tax Free Fund (one of the nine portfolios of Heartland Group, Inc., and hereafter referred to as the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Milwaukee, Wisconsin
February 5, 1999                                      PricewaterhouseCoopers LLP

                         The Heartland Family of Funds

                             Large Cap Value Fund

                              Mid Cap Value Fund

                                Value Plus Fund

                                  Value Fund

                        U.S. Government Securities Fund

                     Taxable Short Duration Municipal Fund

                           Short Duration High-Yield
                                Municipal Fund

                        High-Yield Municipal Bond Fund

                            Wisconsin Tax Free Fund

                           Firstar Money Market Fund



                                1.800.432.7856
                            www.heartlandfunds.com


                            [Logo] Heartland Funds
                          --------------------------
                          AMERICA'S VALUE INVESTOR(R)

                 790 N. Milwaukee Street, Milwaukee, WI 53202


The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Statements regarding particular securities represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations. Complete portfolios for the Funds will be included in the Annual and Semi-Annual Reports to Shareholders. Wisconsin Tax Free Fund income may be subject to alternative minimum tax.

This material may only be used when preceded or accompanied by the Heartland Wisconsin Tax Free Fund's prospectus. If you would like more complete information on any other Fund, including charges and expenses, please call for a prospectus or visit Heartland's website. Read it carefully before you invest.

Heartland Advisors, Inc., distributor. Member SIPC.